United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-6165

(Investment Company Act File Number)

Federated Municipal Securities Income Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  08/31/09

Date of Reporting Period:  08/31/09

Item 1.                      Reports to Stockholders

Federated Investors
World-Class Investment Manager

Federated California Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008	2007	2006 [1]	2005

Net Asset Value, Beginning of Period	$10.27	$10.62	$10.97	$11.10	$10.94
Income From Investment Operations:
Net investment income	0.48	0.50	0.50	0.51	0.52
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.41)	(0.35)	(0.35)	(0.13)	0.16

TOTAL FROM INVESTMENT OPERATIONS	0.07	0.15	0.15	0.38	0.68

Less Distributions:
Distributions from net investment income	(0.48)	(0.50)	(0.50)	(0.51)	(0.52)

Net Asset Value, End of Period	$9.86	$10.27	$10.62	$10.97	$11.10

Total Return[2]	1.01%	1.40%	1.36%	3.55%	6.32%

Ratios to Average Net Assets:

Net expenses	0.67%[3]	0.55%[3]	0.58%[4]	0.52%	0.50%

Net investment income	5.09%	4.73%	4.61%	4.68%	4.68%

Expense waiver/reimbursement[5]	0.70%	0.79%	0.83%	0.88%	0.90%

Supplemental Data:

Net assets, end of period (000 omitted)	$53,599	$63,863	$60,557	$55,168	$44,159

Portfolio turnover	25%	22%	23%	18%	18%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended August 31, 2009 and 2008 are 0.67% and 0.55%, respectively, after taking into account these expense reductions.

4 Includes 0.03% of interest and trust expenses related to the Fund’s participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008	2007	2006 [1]	2005

Net Asset Value, Beginning of Period	$10.27	$10.62	$10.97	$11.10	$10.94
Income From Investment Operations:
Net investment income	0.41	0.42	0.42	0.43	0.43
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.41)	(0.35)	(0.35)	(0.13)	0.16

TOTAL FROM INVESTMENT OPERATIONS	0.00	0.07	0.07	0.30	0.59

Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.42)	(0.43)	(0.43)

Net Asset Value, End of Period	$9.86	$10.27	$10.62	$10.97	$11.10

Total Return[2]	0.25%	0.64%	0.60%	2.77%	5.52%

Ratios to Average Net Assets:

Net expenses	1.42%[3]	1.30%[3]	1.34%[4]	1.27%	1.25%

Net investment income	4.35%	3.97%	3.84%	3.91%	3.93%

Expense waiver/reimbursement[5]	0.65%	0.61%	0.58%	0.63%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,362	$14,736	$19,074	$29,730	$37,464

Portfolio turnover	25%	22%	23%	18%	18%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended August 31, 2009 and 2008 are 1.42% and 1.30%, respectively, after taking into account these expense reductions.

4 Includes 0.03% of interest and trust expenses related to the Fund’s participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and, to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,059.70	$3.58

Class B Shares	$1,000	$1,055.70	$7.46

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,021.73	$3.52

Class B Shares	$1,000	$1,017.95	$7.32

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.69%

Class B Shares	1.44%

Management’s Discussion of Fund Performance (unaudited)

The Fund’s total return, based on net asset value, for the 12-month reporting period was 1.01% for the Fund’s Class A Shares and 0.25% for the Fund’s Class B Shares. The total return of the Barclays Capital California Municipal Bond Index (BCCAMB),1 the Fund’s benchmark index, was 4.16% during the 12-month reporting period. The Fund’s total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCCAMB.

The Fund’s investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);2,3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the Fund’s performance relative to the BCCAMB.

1 The BCCAMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of California. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCCAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCCAMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund’s performance. The BCCAMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

The following discussion focuses on the performance of the Fund’s Class A Shares. The 1.01% total return of the Class A Shares for the reporting period consisted of 5.00% of tax-exempt dividends and reinvestments and -3.99% of price depreciation in the net asset value of the shares.4

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Recent Economic data at the end of the reporting period suggested that the economic contraction was bottoming. Consumer spending showed further signs of stabilizing but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate (“Libor”) and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the “Fed”) reduced the Fed Funds Target Rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

4 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

Investors’ flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the Federal government’s fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the U.S.

The reporting period was tough on California. Unemployment rose to 11.9% at the end of July 2009, up from 7.3% a year earlier. Housing prices continued to fall and foreclosures remained high, although by the end of the reporting period signs of a bottom may have appeared. The state also went through a highly publicized struggle to approve a budget for 2009-2010, dealing with a $26 billion budget gap. As a result of the weak economy and fiscal strain, all three rating agencies took action during the 12-month reporting period. Standard & Poor’s (S&P) lowered California’s general obligation rating from A+ to A in February 2009. Moody’s Investors Service (Moody’s) downgraded the state from A2 to Baa1 in July 2009. Fitch Ratings (Fitch) took action in several steps, lowering the states rating from A+ to A in July 2008, then to A- in June 2009, and finally to BBB- in July 2009. New issuance of tax-exempt bonds also slowed in California during the reporting period. According to the Bond Buyer, issuance for the first 8 months of 2009 was 5.9% below the same period for 2008.

A substantial portion of the Fund’s portfolio may be comprised of securities issued by California issuers or credit-enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect California or these credit-enhancing entities.

California’s economy is dependent upon technology, manufacturing, trade, entertainment, and agriculture, among other sectors. Any downturn in these industries may adversely affect the economy of the state.

California’s financial operations face rather significant structural budget impediments and rely on revenue sources which are sensitive to economic changes. California’s lawmakers have less budget flexibility than is found in most other states; for example, a two-thirds majority of legislators generally is required to raise taxes. California also allows voters to directly enact laws through ballot initiatives, many of which have restricted lawmakers’ ability to cut spending. The state’s revenue stream is highly sensitive to changes in economic conditions due to heavy reliance on volatile income and capital gains taxes. Over the years, the state has faced a number of large budget deficits; for the 2010 fiscal year the deficit which had to be eliminated was over $26 billion. The deficit was bridged through a combination of spending cuts, increases in taxes and fees, and a drawdown of cash. The state still may face additional adjustments as the fiscal year progresses.

Recently, communities throughout California have seen a large decline in housing prices and a sharp increase in mortgage foreclosures. These are likely to lead to a decline in property tax revenues, which are an important source of income for many local governments.

DURATION

As determined at the end of the 12-month reporting period, the Fund’s dollar-weighted average duration for the reporting period was 7.34 years. Duration management continued to be a significant component of the Fund’s investment strategy and had a positive impact on performance during the period. However, as a result of the credit and liquidity-driven market events during the reporting period, duration did not contribute as significantly to Fund performance as credit quality and sector selection. The shorter a fund’s duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BCCAMB several times during the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall, the Fund maintained a longer duration than the duration of the BCCAMB. Since rates fell during the reporting period, duration relative to the benchmark had a positive impact on the Fund’s performance during the reporting period.

MATURITY AND YIELD CURVE

The Fund had a larger concentration of maturities longer than 20 years, relative to the BCCAMB. Even though longer bonds underperformed intermediate bonds in the BCCAMB, the Fund’s longer bonds had relatively better performance, which blunted their impact. The Fund’s maturity profile relative to the BCCAMB provided slightly negative excess returns during the 12-month reporting period.

SECTOR

During the 12-month reporting period, the Fund’s sector allocation hurt its performance relative to the BCCAMB. In particular, the Fund was hurt by its overweight allocation, as compared to the BCCAMB, to hospitals and special tax bonds, both of which underperformed. This was partially offset by an overweight in utilities, which outperformed. In addition, the Fund was overweight industrial revenue bonds; even though this sector underperformed, the Fund’s security selection offset this underperformance.

CREDIT QUALITY5

During the 12-month reporting period, the Fund was overweight, as compared to the BCCAMB, BBB-rated and noninvestment-grade bonds. The Fund’s overweight, relative to the BCCAMB, in BBB- and lower-rated debt during the reporting period hurt the Fund’s performance as the yield on lower-quality debt increased to a greater extent than for other investment-grade securities.6 During the course of the period, exposure to AA- and A-rated holdings increased and exposure to lower-rated and non-rated securities decreased. Credit spreads increased greatly in the first half of the period, and although they decreased during the latter part, they finished wider than at the beginning of the period. The widening of the credit spreads had a negative effect on Fund performance.

5 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

6 Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated California Municipal Income Fund (Class A Shares) (the “Fund”) from August 31, 1999 to August 31, 2009, compared to the Barclays Capital California Municipal Bond Index (BCCAMB)2 and the Lipper California Municipal Debt Funds Average (LCAMDFA).3

Average Annual Total Returns[4] for the Period Ended 8/31/2009

1 Year	(3.50)%

5 Years	1.76%

10 Years	3.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCCAMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The BCCAMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of California. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCCAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCCAMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The BCCAMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated California Municipal Income Fund (Class B Shares) (the “Fund”) from August 31, 1999 to August 31, 2009, compared to the Barclays Capital California Municipal Bond Index (BCCAMB)2 and the Lipper California Municipal Debt Funds Average (LCAMDFA).3

Average Annual Total Returns[4] for the Period Ended 8/31/2009

1 Year	(5.03)%

5 Years	1.60%

10 Years	3.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCCAMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The BCCAMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of California. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCCAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCCAMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The BCCAMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments Summary Table (unaudited)

At August 31, 2009, the Fund’s sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets

General Obligation--Local	14.3%

Special Tax	14.3%

Education	10.5%

Hospital	9.7%

General Obligation--State	6.5%

Senior Care	6.0%

Lease	5.7%

Pre-refunded	5.7%

Transportation	5.6%

Public Power	4.4%

Other[2]	15.9%

Other Assets and Liabilities--Net[3]	1.4%

TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund’s adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 82.7% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other”.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount			Value

		MUNICIPAL BONDS--93.4%
		California--93.4%
$500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Revenue Bonds (Series 2007), 5.00% (Hamlin School), 8/1/2037	$344,635
500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Revenue Bonds, 6.125% (Southern California Presbyterian Homes)/ (Original Issue Yield: 6.25%), 11/15/2032	430,725
500,000		Anaheim, CA Public Financing Authority, Lease Revenue Bonds (Series 1997C), 6.00% (Anaheim Public Improvements Project)/(FSA, Inc. INS), 9/1/2016	556,550
1,000,000		Anaheim, CA Public Financing Authority, Revenue Bonds (Series 2009-A), 5.00% (Anaheim, CA Electric System), 10/1/2027	1,044,080
1,000,000		Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2009F-1), 5.625%, 4/1/2044	1,061,320
500,000		Bell Community Redevelopment Agency, CA, Refunding Tax Allocation Revenue Bonds, 5.50% (Radian Asset Assurance, Inc. INS), 10/1/2023	496,590
590,000		Blythe, CA Financing Authority, Sewer Revenue Bonds (Series 1998), 5.75%, 4/1/2028	465,988
1,000,000		Brentwood, CA Infrastructure Financing Authority, Infrastructure Refunding Revenue Bonds (Series 2006A), 5.00% (AMBAC INS), 9/2/2034	810,590
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2005A), 5.00% (Pomona College), 7/1/2045	1,007,220
140,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series 1998), 5.55% (AMBAC INS), 4/1/2028	138,712
250,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series A), 5.40% (Cal Loan Program)/(National Public Finance Guarantee Corporation INS), 3/1/2021	245,490
425,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	436,917
1,000,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue Yield: 5.417%), 7/1/2028	855,290
500,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2000A), 5.75% (Scripps Research Institute)/(Original Issue Yield: 5.85%), 7/1/2030	502,750
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2001B), 5.50% (Kaiser Permanente), 8/1/2031	$986,170
1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2008), 5.25% (Walt Disney Family Museum)/(Original Issue Yield: 5.50%), 2/1/2038	945,040
1,000,000		California PCFA, Refunding Revenue Bonds (1996 Series A), 5.35% (Pacific Gas & Electric Co.)/(National Public Finance Guarantee Corporation INS), 12/1/2016	1,010,620
1,000,000	[1,2]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	934,950
750,000	[1,2]	California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	749,213
700,000		California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027	700,280
950,000		California State Public Works Board, Lease Revenue Bonds (Series 2007B), 4.75% (California Community Colleges)/(National Public Finance Guarantee Corporation INS), 3/1/2032	803,386
15,000		California State, 5.125% (Original Issue Yield: 5.40%), 6/1/2025	15,064
20,000		California State, UT GO Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019	20,169
2,000,000		California State, Various Purpose UT GO Bonds, 5.00%, 6/1/2037	1,896,460
1,000,000		California State, Various Purpose UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 4/1/2023	1,021,140
1,000,000		California State, Various Purpose UT GO Bonds, 6.50%, 4/1/2033	1,105,830
1,000,000		California Statewide Communities Development Authority, COPs, 5.50% (Sutter Health)/(FSA, Inc. INS)/(Original Issue Yield: 5.77%), 8/15/2018	1,013,250
455,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark’s School), 6/1/2028	394,048
1,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 5.25% (Daughters of Charity Health System), 7/1/2035	807,320
500,000	[1]	California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	413,725
1,000,000		California Statewide Communities Development Authority, Revenue Bonds, 5.75% (Los Angeles Orthopedic Hospital Foundation)/(AMBAC INS), 6/1/2030	907,710
975,000		Chowchilla, CA Redevelopment Agency, Tax Allocation Bonds (Series 2005), 5.00% (Radian Asset Assurance, Inc. INS), 8/1/2037	814,934
250,000		Chula Vista, CA Community Facilities District No. 06-1, Special Tax Revenue Bonds (Series 2002A), 6.15% (Eastlake-Woods, Vistas & Land Swap), 9/1/2026	241,325
125,000		Chula Vista, CA, Industrial Development Revenue Refunding Bonds (Series 2004-D), 5.875% (San Diego Gas & Electric Co.), 1/1/2034	128,015
425,000	[1]	Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	313,238
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		El Centro, CA Financing Authority, Ins Hospital Revenue Bonds (Series 2001), 5.25% (El Centro Regional Medical Center)/(California Mortgage Insurance GTD)/(Original Issue Yield: 5.32%), 3/1/2018	$1,007,450
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.774%), 1/15/2040	788,650
1,000,000		Fresno Joint Powers Financing Authority, Lease Revenue Bonds (Series 2008C), 5.00% (Assured Guaranty Corp. INS), 4/1/2038	966,030
1,800,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	1,396,782
2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 7.00%), 6/1/2039	2,354,740
1,000,000		Inglewood, CA Public Financing Authority, Refunding Revenue Bonds (Series 1999A), 5.625% (AMBAC INS), 8/1/2016	1,016,540
500,000		Irvine, CA Assessment District No. 04-20, Special Assessment Bonds (Group One), 5.00% (Original Issue Yield: 5.10%), 9/2/2030	408,310
1,000,000		Lindsay, CA Redevelopment Agency, Refunding Tax Allocation Bonds (Series 2005), 5.00% (Radian Asset Assurance, Inc. INS), 8/1/2025	910,750
1,000,000		Long Beach, CA Bond Financing Authority, Plaza Parking Facility Lease Revenue Bonds, 5.25% (Original Issue Yield: 5.54%), 11/1/2021	1,018,730
1,000,000		Long Beach, CA USD, UT GO Bonds (Series 2008A), 5.75%, 8/1/2033	1,076,430
1,000,000		Los Angeles, CA Community College District, GO Bonds (2001 Election 2008 Series E-1), 5.00%, 8/1/2026	1,043,820
1,000,000		Los Angeles, CA Department of Water & Power, Power System Revenue Bonds (Series 2009A), 5.00% (Original Issue Yield: 5.07%), 7/1/2034	1,014,090
2,000,000		Los Angeles, CA USD, UT GO Bonds (Series 2009D), 5.20%, 7/1/2029	2,069,920
1,000,000		Los Angeles, CA Wastewater System, Refunding Revenue Bonds (Series 2009A), 5.75%, 6/1/2034	1,078,050
1,000,000		Metropolitan Water District of Southern California, Water Revenue Refunding Bonds (Series 2009C), 5.00%, 7/1/2031	1,042,550
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2004A), 5.625% (Ladera Ranch)/(Original Issue Yield: 5.65%), 8/15/2034	440,450
500,000		Oxnard, CA Community Facilities District No. 3, Special Tax Bonds (Series 2005), 5.00% (Seabridge at Mandalay Bay)/(Original Issue Yield: 5.22%), 9/1/2035	319,960
1,000,000		Oxnard, CA Union High School District, Refunding UT GO Bonds (Series 2001A), 6.20% (National Public Finance Guarantee Corporation INS), 8/1/2030	1,043,350
500,000		Perris, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2001A), 5.75% (Original Issue Yield: 5.85%), 10/1/2031	500,255
600,000		Poway, CA USD, Special Tax Bonds (Series 2005), 5.125% (Community Facilities District No. 6 (4S Ranch))/(Original Issue Yield: 5.21%), 9/1/2035	515,856
1,730,000		Redondo Beach, CA USD, UT GO Bonds (Series 2008A), 5.125%, 8/1/2037	1,752,784
1,000,000		Regents of University of California, General Revenue Bonds (Series 2009O), 5.75%, 5/15/2034	1,094,880
		MUNICIPAL BONDS--continued
		California--continued
$1,500,000		Sacramento County, CA Airport System, Airport System Senior Revenue Bonds (Series 2009B), 5.50% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.60%), 7/1/2034	$1,516,605
1,000,000	[3]	San Bernardino County, CA Housing Authority, Multifamily Mortgage Revenue Bonds (Series 2001A), 6.70% (Glen Aire Park)/(GNMA COL Home Mortgage Program GTD), 12/20/2041	1,070,940
349,000		San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	179,700
1,000,000		San Diego County, CA, COPs, 5.25% (University of San Diego)/(Original Issue Yield: 5.47%), 10/1/2021	1,012,080
290,000		San Dimas, CA Housing Authority, Mobile Home Park Revenue Bonds (Series 1998A), 5.70% (Charter Oak Mobile Home Estates Acquisition Project)/(Original Issue Yield: 5.90%), 7/1/2028	235,506
200,000		San Francisco, CA City & County Airport Commission, Revenue Refunding Bonds (Issue 34D), 5.25% (Assured Guaranty Corp. INS), 5/1/2025	210,068
400,000		San Francisco, CA City & County Redevelopment Agency Community Facilities District No. 6, Special Tax Revenue Bonds, 6.625% (Mission Bay South), 8/1/2027	403,068
1,000,000		Santa Barbara CCD, CA, UT GO Bonds (Series 2008A), 5.25%, 8/1/2028	1,047,070
1,000,000		South Orange County, CA Public Financing Authority, 1999 Reassessment Revenue Bonds, 5.80% (FSA, Inc. INS)/(Original Issue Yield: 5.85%), 9/2/2018	1,028,670
400,000		Stockton, CA Community Facilities District No. 2001-1, Special Tax Revenue Bonds, 6.375% (Spanos Park West)/(United States Treasury PRF 9/1/2012@102)/(Original Issue Yield: 6.43%), 9/1/2032	465,884
1,000,000		Torrance, CA, Hospital Revenue Bonds (Series 2001 A), 5.50% (Torrance Memorial Medical Center)/(Original Issue Yield: 5.65%), 6/1/2031	989,900
1,000,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2009A), 6.00%, 11/1/2040	1,058,230
1,000,000		Vallejo, CA USD, UT GO Bonds, 5.90% (National Public Finance Guarantee Corporation INS), 2/1/2021	1,020,090
1,000,000		Vista, CA Community Development Commission, Tax Allocation Bonds (Series 2001), 5.80% (Vista Redevelopment Project Area)/(Original Issue Yield: 5.85%), 9/1/2030	952,260
340,000		Watsonville, CA, INS Hospital Revenue Refunding Bonds (Series 1996A), 6.20% (Watsonville Community Hospital)/(Escrowed In Treasuries COL)/(Original Issue Yield: 6.225%), 7/1/2012	370,172
1,000,000		West Sacramento, CA Financing Authority, Special Tax Revenue Bonds (Series 2006A), 5.00% (Syncora Guarantee, Inc. INS), 9/1/2026	797,080

		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $61,177,008)	58,836,444

		SHORT-TERM MUNICIPALS--5.2%[4]
		California--5.2%
$2,500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Oshman Family JCC (Series 2007) Daily VRDNs (Albert L. Schultz JCC)/(Bank of America N.A. LOC), 0.120%, 9/1/2009	$2,500,000
750,000		California State Department of Water Resources Power Supply Program, (Series 2005G-5) Weekly VRDNs (FSA,Inc. INS)/(Bank of Nova Scotia, Toronto and Fortis Bank SA/NV LIQs), 0.750%, 9/3/2009	750,000

		TOTAL SHORT-TERM MUNICIPAL BONDS (AT AMORTIZED COST)	3,250,000

		TOTAL INVESTMENTS--98.6% (IDENTIFIED COST $64,427,008)[5]	62,086,444

		OTHER ASSETS AND LIABILITIES -- NET--1.4%[6]	874,972

		TOTAL NET ASSETS--100%	$62,961,416

Securities that are subject to the federal alternative minimum tax (AMT) represent 6.1% of the Fund’s portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2009, these restricted securities amounted to $2,805,174 which represented 4.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees (the “Trustees”). At August 31, 2009, these liquid restricted securities amounted to $1,684,163, which represented 2.7% of total net assets.

3 Non-income producing security.

4 Current rate and next reset date shown for Variable Rate Demand Notes.

5 The cost of investments for federal tax purposes amounts to $64,411,847.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs

	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total

Debt Securities:

Municipal Bonds	$--	$58,836,444	$--	$58,836,444

Short--Term Municipal Bonds	--	3,250,000	--	3,250,000

TOTAL SECURITIES	$--	$62,086,444	$--	$62,086,444

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
JCC	--Jewish Community Center
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
PCFA	--Pollution Control Finance Authority
PRF	--Prerefunded
TOBs	--Tender Option Bonds
USD	--Unified School District
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $64,427,008)		$62,086,444
Cash		72,530
Income receivable		985,634
Receivable for shares sold		11,376

TOTAL ASSETS		63,155,984

Liabilities:
Income distribution payable	$69,591
Payable for shares redeemed	53,932
Payable for portfolio accounting fees	27,609
Payable for shareholder services fee (Note 5)	11,967
Payable for transfer and dividend disbursing agent fees and expenses	11,210
Payable for distribution services fee (Note 5)	5,887
Payable for share registration costs	4,340
Payable for printing and postage	3,962
Accrued expenses	6,070

TOTAL LIABILITIES		194,568

Net assets for 6,384,192 shares outstanding		$62,961,416

Net Assets Consist of:
Paid-in capital		$69,544,769
Net unrealized depreciation of investments		(2,340,564)
Accumulated net realized loss on investments		(4,242,929)
Undistributed net investment income		140

TOTAL NET ASSETS		$62,961,416

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($53,599,521 ÷ 5,434,910 shares outstanding), no par value, unlimited shares authorized		$9.86

Offering price per share (100/95.50 of $9.86)		$10.32

Redemption proceeds per share		$9.86

Class B Shares:
Net asset value per share ($9,361,895 ÷ 949,282 shares outstanding), no par value, unlimited shares authorized		$9.86

Offering price per share		$9.86

Redemption proceeds per share (94.50/100 of $9.86)		$9.32

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$3,790,832

Expenses:
Investment adviser fee (Note 5)		$263,096
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		8,376
Transfer and dividend disbursing agent fees and expenses		52,135
Directors’/Trustees’ fees		2,191
Auditing fees		20,500
Legal fees		6,765
Portfolio accounting fees		104,911
Distribution services fee--Class A Shares (Note 5)		27,388
Distribution services fee--Class B Shares (Note 5)		82,494
Shareholder services fee--Class A Shares (Note 5)		133,605
Shareholder services fee--Class B Shares (Note 5)		27,498
Account administration fee--Class A Shares		635
Share registration costs		31,140
Printing and postage		22,102
Insurance premiums		4,517
Miscellaneous		1,411

TOTAL EXPENSES		978,764

Waivers, Reduction and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(263,096)
Waiver of administrative personnel and services fee (Note 5)	(34,342)
Reduction of custodian fees (Note 6)	(387)
Waiver of distribution services fee--Class A Shares (Note 5)	(27,388)
Reimbursement of other operating expenses (Note 5)	(130,144)

TOTAL WAIVERS, REDUCTION AND REIMBURSEMENT		(455,357)

Net expenses			523,407

Net investment income			3,267,425

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(2,436,365)
Net change in unrealized depreciation of investments			(1,256,662)

Net realized and unrealized loss on investments			(3,693,027)

Change in net assets resulting from operations			$(425,602)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008

Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,267,425	$3,587,980
Net realized loss on investments	(2,436,365)	(582,060)
Net change in unrealized appreciation/depreciation of investments	(1,256,662)	(1,965,090)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(425,602)	1,040,830

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,785,243)	(2,930,810)
Class B Shares	(476,850)	(654,642)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,262,093)	(3,585,452)

Share Transactions:
Proceeds from sale of shares	9,200,384	18,833,949
Net asset value of shares issued to shareholders in payment of distributions declared	2,173,650	2,381,687
Cost of shares redeemed	(23,324,451)	(19,702,973)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,950,417)	1,512,663

Change in net assets	(15,638,112)	(1,031,959)

Net Assets:
Beginning of period	78,599,528	79,631,487

End of period (including undistributed (distributions in excess of) net investment income of $140 and $(48), respectively)	$62,961,416	$78,599,528

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of California and California municipalities. Interest income from the Fund’s investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for municipal mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”. As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage duration. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

At August 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at August 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value

California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark’s School), 6/1/2028	7/03/2001	$455,000	$394,048

California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	3/23/2001	$500,000	$413,725

Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	6/30/2006	$425,000	$313,238

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2009		2008

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	913,671	$8,766,925	1,660,641	$17,493,384
Shares issued to shareholders in payment of distributions declared	195,956	1,860,040	187,102	1,960,041
Shares redeemed	(1,890,709)	(17,976,067)	(1,335,191)	(14,095,637)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(781,082)	$(7,349,102)	512,552	$5,357,788

Year Ended August 31	2009		2008

Class B Shares:	Shares	Amount	Shares	Amount

Shares sold	46,583	$433,459	128,152	$1,340,565
Shares issued to shareholders in payment of distributions declared	33,081	313,610	40,189	421,646
Shares redeemed	(564,711)	(5,348,384)	(530,467)	(5,607,336)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(485,047)	$(4,601,315)	(362,126)	$(3,845,125)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,266,129)	$(11,950,417)	150,426	$1,512,663

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)

$(1,337,342)	$(5,144)	$1,342,486

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008

Tax-exempt income	$3,262,093	$3,585,452

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$140

Net unrealized depreciation	$(2,325,403)

Capital loss carryforwards and deferrals	$(4,258,090)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2009, the cost of investments for federal tax purposes was $64,411,847. The net unrealized depreciation of investments for federal tax purposes was $2,325,403. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,337,539 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,662,942.

At August 31, 2009, the Fund had a capital loss carryforward of $1,809,429 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2010	$166,229

2011	$562,757

2012	$507,473

2016	$95,290

2017	$477,680

Capital loss carryforwards of $1,337,342 expired during the year ended August 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post October losses of $2,448,661 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.40% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived $263,096 of its fee and voluntarily reimbursed $130,144 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $34,342 of its fee. The net fee paid to FAS was 0.237% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class

Class A Shares	0.05%

Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FSC voluntarily waived $27,388 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, FSC did not retain any fees paid by the Fund. On November 15, 2007, the Fund’s Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund’s Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemptions proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $14,508 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the act and amounted to $24,200,000 and $25,250,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund’s Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.85% and 1.60%, respectively, for the year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2009, the Fund’s expenses were reduced by $387 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$15,904,880

Sales	$26,704,306

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 29.9% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 5.4% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

12. SUBSEQUENT EVENTS

According to a Prospectus/Proxy Statement mailed to Fund shareholders as of the record date, September 25, 2009, a special meeting of the shareholders of the Fund will be held on November 20, 2009, for the purpose of approving or disapproving a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Securities Fund, Inc. would acquire the assets of the Fund in complete liquidation and dissolution/termination of the Fund. If the Agreement and Plan of Reorganization is approved at the special meeting of the shareholders of the Fund, the Fund will terminate on or about December 4, 2009.

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2009, 100.0% of distributions from net investment income is exempt from federal income tax and the personal income taxes imposed by the state of California and California Municipalities, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED CALIFORNIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated California Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated California Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004

Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund’s Adviser in January 2005 and served as a Vice President of the Fund’s Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract -- May 2009

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2009. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund’s performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund’s advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated California Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923104
Cusip 313923203

28991 (10/09)

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Municipal High Yield Advantage Fund

Established 1987

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.72		$9.58		$10.02		$10.05		$9.71
Income From Investment Operations:
Net investment income	0.49		0.50		0.51		0.50		0.51
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.96)		(0.86)		(0.45)		(0.04)		0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.47)		(0.36)		0.06		0.46		0.88
Less Distributions:
Distributions from net investment income	(0.49)		(0.50)		(0.50)		(0.49)		(0.54)
Net Asset Value, End of Period	$7.76		$8.72		$9.58		$10.02		$10.05
Total Return [2]	(4.87)%		(3.86)%		0.48%		4.80%		9.34%

Ratios to Average Net Assets:
Net expenses	0.79	% [3]	0.81	% [3,4]	1.15	% [4]	1.26	% [4]	1.52	% [4]
Net investment income	6.65%		5.50%		5.05%		4.98%		5.19%
Expense waiver/reimbursement [5]	0.29%		0.28%		0.29%		0.19%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$180,422		$208,302		$231,817		$235,204		$193,899
Portfolio turnover	24%		34%		47%		20%		17%

1 The Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.81% for the years ended August 31, 2009 and 2008, respectively, after taking into account these expense reductions.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38% and 0.45% for the years ended August 31, 2008, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.71		$9.57		$10.01		$10.05		$9.71
Income From Investment Operations:
Net investment income	0.45		0.44		0.43		0.42		0.44
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.97)		(0.87)		(0.45)		(0.04)		0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.52)		(0.43)		(0.02)		0.38		0.81
Less Distributions:
Distributions from net investment income	(0.44)		(0.43)		(0.42)		(0.42)		(0.47)
Net Asset Value, End of Period	$7.75		$8.71		$9.57		$10.01		$10.05
Total Return [2]	(5.59)%		(4.59)%		(0.27)%		3.91%		8.53%

Ratios to Average Net Assets:
Net expenses	1.54	% [3]	1.56	% [3,4]	1.91	% [4]	2.02	% [4]	2.27	% [4]
Net investment income	5.90%		4.74%		4.28%		4.23%		4.45%
Expense waiver/reimbursement [5]	0.29%		0.28%		0.29%		0.19%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$41,094		$58,798		$80,957		$106,124		$120,901
Portfolio turnover	24%		34%		47%		20%		17%

1 The Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.54% and 1.56% for the years ended August 31, 2009 and 2008, respectively, after taking into account these expense reductions.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38% and 0.45% for the years ended August 31, 2008, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.72		$9.57		$10.01		$10.05		$9.71
Income From Investment Operations:
Net investment income	0.44		0.43		0.43		0.42		0.44
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.97)		(0.85)		(0.45)		(0.04)		0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.53)		(0.42)		(0.02)		0.38		0.81
Less Distributions:
Distributions from net investment income	(0.44)		(0.43)		(0.42)		(0.42)		(0.47)
Net Asset Value, End of Period	$7.75		$8.72		$9.57		$10.01		$10.05
Total Return [2]	(5.69)%		(4.48)%		(0.27)%		3.91%		8.52%

Ratios to Average Net Assets:
Net expenses	1.54	% [3]	1.56	% [3,4]	1.90	% [4]	2.01	% [4]	2.27	% [4]
Net investment income	5.91%		4.75%		4.30%		4.23%		4.44%
Expense waiver/reimbursement [5]	0.29%		0.28%		0.29%		0.19%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$40,630		$48,495		$56,448		$52,875		$42,419
Portfolio turnover	24%		34%		47%		20%		17%

1 The Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.54% and 1.56% for the years ended August 31, 2009 and 2008, respectively, after taking into account these expense reductions.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38% and 0.45% for the years ended August 31, 2008, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.72		$9.58		$10.02		$10.05		$9.71
Income From Investment Operations:
Net investment income	0.49		0.50		0.51		0.50		0.52
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.96)		(0.86)		(0.45)		(0.04)		0.36
TOTAL FROM INVESTMENT OPERATIONS	(0.47)		(0.36)		0.06		0.46		0.88
Less Distributions:
Distributions from net investment income	(0.49)		(0.50)		(0.50)		(0.49)		(0.54)
Net Asset Value, End of Period	$7.76		$8.72		$9.58		$10.02		$10.05
Total Return [2]	(4.87)%		(3.86)%		0.48%		4.80%		9.34%

Ratios to Average Net Assets:
Net expenses	0.79	% [3]	0.81	% [3,4]	1.15	% [4]	1.26	% [4]	1.52	% [4]
Net investment income	6.66%		5.50%		5.05%		4.98%		5.20%
Expense waiver/reimbursement [5]	0.29%		0.28%		0.29%		0.19%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$162,315		$190,686		$208,724		$186,648		$177,351
Portfolio turnover	24%		34%		47%		20%		17%

1 The Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.81% for the years ended August 31, 2009 and 2008, respectively, after taking into account these expense reductions.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38% and 0.45% for the years ended August 31, 2008, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,130.30	$4.24
Class B Shares	$1,000	$1,124.60	$8.25
Class C Shares	$1,000	$1,124.60	$8.25
Class F Shares	$1,000	$1,130.30	$4.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.22	$4.02
Class B Shares	$1,000	$1,017.44	$7.83
Class C Shares	$1,000	$1,017.44	$7.83
Class F Shares	$1,000	$1,021.22	$4.02

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.79%
Class B Shares	1.54%
Class C Shares	1.54%
Class F Shares	0.79%

Management's Discussion of Fund Performance (unaudited)

The Fund's total returns, based on net asset value, for the 12-month reporting period were -4.87% for Class A Shares and Class F Shares, -5.59% for Class B Shares and -5.69% for Class C Shares. 1 The total returns of the Barclays Capital Municipal Bond Index (BCMB), 2 the Fund's benchmark index, and the Barclays Capital Non-Investment Grade Municipal Bond Index (BCNIGMB), 2 another performance benchmark for the Fund, were 5.67% and -9.19%, respectively, during the 12-month reporting period. The total return for the Morningstar High Yield Muni Funds Average (Average), 3 a competitive benchmark for the Fund, was -6.76% during the reporting period. The Fund outperformed the Average in both income and total return. The Fund's income was 6.34% versus income of 6.07% for the Average; the Fund's total return was -4.87% and the Average's total return was -6.76% for the 12-month reporting period. The Fund's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of the BCMB and BCNIGMB.

1 As of the close of business on November 10, 2006, the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into the Fund. The Fund is a series of Federated Municipal Securities Income Trust, and is the successor to the Predecessor Fund. Prior to the reorganization, the Fund had no investment operations. Performance, expense and other information presented in the Annual Shareholder Report for periods prior to the close of business on November 10, 2006, refers to performance, expenses and other information of the Predecessor Fund, which are the performance, expenses, and other information of the Fund for the relevant period as a result of the reorganization.

2 The BCMB is the broad-based securities market index for the Fund. The BCMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNIGMB is an unmanaged market value-weighted index for the high-yield, tax-exempt bond market. To be included in the BCNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and must be at least one year from their maturity date. The BCMB and BCNIGMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB and BCNIGMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCMB and BCNIGMB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

The Fund's investment strategy focused on: (a) selection of lower-quality, investment-grade and noninvestment-grade securities; these securities typically have higher yields than high quality, investment-grade securities available in the market; 4 (b) security selection, particularly of inverse floaters; these securities typically have higher yields due to the leverage of the security; (c) selection of intermediate to long-term, tax-exempt municipal bonds that typically yield more than short-term tax-exempt municipal bonds due to the upward sloping yield curve; (d) active adjustment of the Fund's duration (which indicates the portfolio sensitivity to change in interest rates); 5,6 and (e) allocation of the portfolio among securities of similar issuers (referred to as sectors). These were the most significant factors affecting the Fund's performance during the 12-month reporting period.

The following discussion focuses on the performance of the Fund's Class A Shares. The -4.87% total return of the Class A Shares for the reporting period consisted of 6.14% of tax-exempt dividends and reinvestments and -11.01% of price depreciation in the net asset value of the shares. 7

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

7 Income may be subject to state and local taxes, and the federal alternative minimum tax for individuals and corporations (AMT).

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Economic data at the end of the reporting period suggested that the economic contraction was bottoming. Consumer spending showed further signs of stabilizing but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short-term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate ("LIBOR") and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

Investors' flight-to-quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was slightly steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the United States.

Credit risk and liquidity concerns resulted in a widening of municipal credit spreads during the first part of the 12-month reporting period. Although spreads tightened during the latter part of the reporting period, they finished wider than they had been at the beginning of the reporting period. The high-yield municipal market was particularly hurt by widening of tax-exempt municipal credit spreads. The yield difference between the BCNIGMB and BCMB significantly widened from 307 basis points at the beginning of the reporting period to 451 basis points at the end of the reporting period; during the reporting period, the spread was as wide as 636 basis points.

Credit Quality 8

During the 12-month reporting period, lower investment-grade and noninvestment-grade, tax-exempt municipal debt underperformed due to widening of credit spreads; this hurt the Fund's performance because of the Fund's holdings in lower investment-grade, tax-exempt municipal bonds (bonds rated "BBB" or unrated bonds of comparable quality), and noninvestment-grade, tax-exempt municipal bonds, which averaged over 73% of the Fund's portfolio during the reporting period.

8 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

Security Selection

On an historical basis, inverse floating rate securities typically have higher yields due to the leverage of the security. These securities, however, typically are more sensitive to changes in rates and credit spreads. As a result, the Fund's allocation to inverse floating rate securities during the 12-month reporting period detracted from Fund performance. 4

Maturity and Yield Curve

During the 12-month reporting period, the Fund primarily purchased securities on the longer end of the tax-exempt municipal bond yield curve (20-30 year maturity bonds), but also made selective purchases in the intermediate area of the yield curve. However, the Fund's heavy position in bonds maturing in 15 years or more hurt the Fund's absolute returns as long-term interest rates rose more than short-term interest rates.

Duration

As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 8.72 years. Duration management remained a significant component of the Fund's investment strategy. The shorter a fund's duration is, relative to an index, the less its net asset value will react as interest rates change. However, as a result of the credit and liquidity-driven market events during the reporting period, duration did not contribute as significantly to Fund performance as credit quality and sector selection. Compared to a 50%/50% blend of the BCMB and BCNIGMB, the Fund maintained its average duration longer than the duration of the 50%/50% blend of the BCMB and BCNIGMB.

Sector

During the 12-month reporting period, the Fund was overweight, as compared to the BCMB, in hospitals, senior care and transportation, all of which underperformed and hurt the Fund's performance. On the other hand, the Fund's overweight positions in housing and pre-refunded bonds (bonds for which the principal and interest rate payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) helped the Fund's performance. In general, the Fund's allocation to riskier sectors hurt its performance during the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class A Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB), 3 the Barclays Capital Non-Investment Grade Municipal Bond Index (BCNIGMB), 3 a custom blend index consisting of 50% of the BCMB and 50% of the BCNIGMB (Blended Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-9.14%
5 Years	0.11%
10 Years	2.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCNIGMB and LHYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the Fund's performance as a result of the reorganization.

3 The BCMB is the broad-based securities market index for the Fund. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNIGMB is an unmanaged market value-weighted index for the high-yield, tax-exempt bond market. To be included in the BCNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and must be at least one year from their maturity date. The BCMB and BCNIGMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB and BCNIGMB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LHYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class B Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB), 3 the Barclays Capital Non-Investment Grade Municipal Bond Index (BCNIGMB), 3 a custom blend index consisting of 50% of the BCMB and 50% of the BCNIGMB (Blended Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-10.48%
5 Years	-0.06%
10 Years	2.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCNIGMB and the LHYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the Fund's performance as a result of the reorganization.

3 The BCMB is the broad-based securities market index for the Fund. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNIGMB is an unmanaged market value-weighted index for the high-yield, tax-exempt bond market. To be included in the BCNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and must be at least one year from their maturity date. The BCMB and BCNIGMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB and BCNIGMB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LHYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class C Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB), 3 the Barclays Capital Non-Investment Grade Municipal Bond Index (BCNIGMB), 3 a custom blend index consisting of 50% of the BCMB and 50% of the BCNIGMB (Blended Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-6.58%
5 Years	0.26%
10 Years	2.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCNIGMB and the LHYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the Fund's performance as a result of the reorganization.

3 The BCMB is the broad-based securities market index for the Fund. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNIGMB is an unmanaged market value-weighted index for the high-yield, tax-exempt bond market. To be included in the BCNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and must be at least one year from their maturity date. The BCMB and BCNIGMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB and BCNIGMB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LHYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class F Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB), 3 the Barclays Capital Non-Investment Grade Municipal Bond Index (BCNIGMB), 3 a custom blend index consisting of 50% of the BCMB and 50% of the BCNIGMB (Blended Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-6.72%
5 Years	0.83%
10 Years	2.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCNIGMB and LHYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the Fund's performance as a result of the reorganization.

3 The BCMB is the broad-based securities market index for the Fund. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNIGMB is an unmanaged market value-weighted index for the high-yield, tax-exempt bond market. To be included in the BCNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and must be at least one year from their maturity date. The BCMB and BCNIGMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB and BCNIGMB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LHYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary
Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Hospital	17.7%
Special Tax	12.7%
Senior Care	10.6%
Transportation	8.2%
Pre-refunded	8.0%
Electric & Gas	7.4%
Education	5.4%
Industrial Development Bond/Pollution Control Revenue	4.8%
Tobacco	4.6%
Multi-Family Housing	2.7%
Other [2]	16.3%
Other Assets and Liabilities - Net [3]	1.6%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's Adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 82.1% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount			Value
		MUNICIPAL BONDS--95.9%
		Alabama--1.2%
$2,000,000		Courtland, AL IDB, Solid Waste Disposal Revenue Refunding Bonds (Series 2005B), 5.20% (International Paper Co.), 6/1/2025	$1,708,880
2,000,000		Huntsville, AL Special Care Facilities Financing Authority, Retirement Facility Revenue Bonds (Series 2007), 5.50% (Redstone Village)/(Original Issue Yield: 5.60%), 1/1/2043	1,331,640
545,000		Montgomery, AL Medical Clinic Board, Health Care Facility Revenue Bonds (Series 2006), 5.25% (Jackson Hospital & Clinic, Inc.), 3/1/2036	428,577
2,100,000		Sylacauga, AL Health Care Authority, Revenue Bonds (Series 2005A), 6.00% (Coosa Valley Medical Center)/(Original Issue Yield: 6.05%), 8/1/2035	1,460,340
		TOTAL	4,929,437
		Alaska--0.3%
1,000,000		Alaska Industrial Development and Export Authority, Community Provider Revenue Bonds (Series 2007C), 6.00% (Boys & Girls Home & Family Services, Inc.), 12/1/2036	650,590
1,195,000		Alaska Industrial Development and Export Authority, Power Revenue Bonds, 5.875% (Upper Lynn Canal Regional Power Supply System)/(Original Issue Yield: 6.00%), 1/1/2032	846,753
		TOTAL	1,497,343
		Arizona--2.9%
10,000,000	[1]	Arizona Health Facilities Authority, RITES (PA-1454), 1.13% (Phoenix Children's Hospital), 8/1/2011	7,320,000
1,500,000		Maricopa County, AZ Pollution Control Corp., PCR Refunding Bonds (Series 2009A), 7.25% (El Paso Electric Co.), 2/1/2040	1,614,285
2,500,000		Phoenix, AZ Civic Improvement Corp., Senior Lien Airport Revenue Bonds (Series 2008A), 5.00%, 7/1/2028	2,564,450
998,000	[1]	Watson Road Community Facilities District, AZ, Special Assessment Revenue Bonds (Series 2005), 6.00%, 7/1/2030	636,195
		TOTAL	12,134,930
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--5.5%
$2,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2008), 5.25% (Walt Disney Family Museum)/(Original Issue Yield: 5.50%), 2/1/2038	$1,890,080
1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2002B), 5.00% (Waste Management, Inc.), 7/1/2027	879,370
1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	934,950
2,500,000		California State, Various Purpose UT GO Bonds, 6.00% (Original Issue Yield: 6.10%), 4/1/2038	2,637,725
1,230,000	[1]	California Statewide Communities Development Authority, MFH Revenue Bonds (Series 1999X), 6.65% (Magnolia City Lights Project), 7/1/2039	945,378
2,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2007A), 5.125% (Front Porch at Walnut Village), 4/1/2037	1,449,640
955,000	[1]	California Statewide Communities Development Authority, Revenue Bonds, 6.625% (Tehiyah Day School), 11/1/2031	684,649
2,000,000		Golden State Tobacco Securitization Corp., CA, Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2005A), 5.00% (California State), 6/1/2045	1,714,540
530,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asse-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	411,275
6,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2007A-1), 5.125% (Original Issue Yield: 5.27%), 6/1/2047	4,189,620
750,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue Bonds (Series 2003A-2), 7.90% (United States Treasury PRF 6/1/2013@100), 6/1/2042	912,435
1,000,000		Los Angeles, CA Regional Airport Improvement Corp., Facilities Sublease Refunding Revenue Bonds (Series 2002B), 7.50% (American Airlines, Inc.)/(Original Issue Yield: 7.929%), 12/1/2024	848,890
2,000,000		Los Angeles, CA Regional Airport Improvement Corp., Lease Revenue Bonds (Series C), 7.50% (American Airlines, Inc.)/(Original Issue Yield: 7.929%), 12/1/2024	1,697,780
2,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00% (GTD by Citigroup, Inc.), 11/1/2034	2,614,350
1,000,000		Oxnard, CA Community Facilities District No. 3, Special Tax Bonds (Series 2005), 5.00% (Seabridge at Mandalay Bay)/(Original Issue Yield: 5.22%), 9/1/2035	639,920
349,000	[3]	San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	179,700
1,000,000		Western Hills Water District, CA, Special Tax Revenue Bonds, 6.875% (Diablo Grande Community Facilities No. 1)/(Original Issue Yield: 6.954%), 9/1/2031	601,560
		TOTAL	23,231,862
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--6.1%
$2,000,000		Aurora, CO, Hospital Revenue Bonds (Series 2004C), 4.625% (Children's Hospital Association, CO)/(FSA INS)/(Original Issue Yield: 4.813%), 12/1/2029	$1,877,160
2,000,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005A), 6.25% (Original Issue Yield: 6.375%), 12/1/2035	1,395,320
1,500,000		Castle Oaks, CO Metropolitan District, LT GO Bonds (Series 2005), 6.125%, 12/1/2035	967,185
965,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2005), 6.50% (Knowledge Quest Academy), 5/1/2036	767,513
800,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.70% (Windsor Charter Academy)/(Original Issue Yield: 5.70%), 5/1/2037	554,512
845,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.75% (Northeast Academy Charter School), 5/15/2037	593,351
1,000,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Monument Academy Charter School), 10/1/2037	719,550
760,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds, 7.50% (Excel Academy)/(United States Treasury PRF 12/1/2011@100)/(Original Issue Yield: 7.75%), 12/1/2033	867,472
800,000		Colorado Educational & Cultural Facilities Authority, Revenue Refunding Bonds (Series A), 7.125% (Denver Academy)/(Original Issue Yield: 7.375%), 11/1/2028	752,888
1,000,000		Colorado Health Facilities Authority, Health & Residential Care Facilities Revenue Bonds (Series 2007), 5.30% (Volunteers of America Care Facilities), 7/1/2037	700,410
1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2005), 5.25% (Evangelical Lutheran Good Samaritan Society), 6/1/2023	975,070
2,000,000		Colorado Springs Urban Renewal Authority, Tax Increment Revenue Bonds (Series 2007), 7.00% (University Village Colorado), 12/1/2029	1,566,960
1,000,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.75% (United States Treasury PRF 12/1/2013@102), 12/1/2034	1,222,140
1,000,000		Conservatory Metropolitan District, CO, LT GO Bonds, 7.55% (United States Treasury PRF 12/1/2013@102), 12/1/2032	1,252,790
1,335,000		Conservatory Metropolitan District, CO, Refunding & Improvement LT GO Bonds, 5.125% (Radian Asset Assurance, Inc. INS), 12/1/2037	1,003,560
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$500,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 6.00% (United States Treasury PRF 12/1/2011@100)/(Original Issue Yield: 6.05%), 12/1/2031	$550,790
1,125,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2007D1), 5.50% (National Public Finance Guarantee Corporation INS), 9/1/2024	1,064,554
450,000		Eagle County, CO Air Terminal Corp., Airport Terminal Project Revenue Improvement Bonds (Series 2006B), 5.25%, 5/1/2020	317,011
1,000,000		Granby Ranch, CO Metropolitan District, LT GO Bonds (Series 2006), 6.75%, 12/1/2036	667,140
500,000		Maher Ranch, CO Metropolitan District No. 4, LT GO Bonds (Series 2006), 7.00% (United States Treasury PRF 12/1/2013@102), 12/1/2036	609,690
1,000,000		Maher Ranch, CO Metropolitan District No. 4, LT GO Bonds, 7.875% (United States Treasury PRF 12/1/2013@102), 12/1/2033	1,252,720
2,235,000		Northwest, CO Metropolitan District No. 3, LT GO Bonds (Series 2005), 6.25%, 12/1/2035	1,197,222
2,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25% (Original Issue Yield: 6.63%), 11/15/2028	2,031,180
1,500,000		Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.125% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.18%), 12/1/2034	1,878,795
2,000,000		Tallgrass Metropolitan District, CO, Refunding & Improvement LT GO Bonds (Series 2007), 5.25%, 12/1/2037	1,190,340
		TOTAL	25,975,323
		Connecticut--0.2%
1,000,000		Connecticut Development Authority, Airport Facility Revenue Bonds, 7.95% (Bombardier, Inc.), 4/1/2026	1,040,070
		District of Columbia--1.2%
25,000,000	[4]	District of Columbia Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds (Series 2006), 8.64%, 6/15/2046	740,250
6,300,000	[4]	Metropolitan Washington, DC Airports Authority, Second Senior Lien Convertible Capital Appreciation Revenue Bonds (Series 2009C), 0/6.50% (Dulles Toll Road)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 6.50%), 10/1/2041	4,166,568
		TOTAL	4,906,818
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--7.3%
$3,000,000		Alachua County, FL, IDRBs (Series 2007A), 5.875% (North Florida Retirement Village, Inc,), 11/15/2042	$2,110,650
1,450,000		Arborwood, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005A), 5.35%, 5/1/2036	766,035
1,000,000		Ave Maria Stewardship Community District, FL, Capital Improvement Revenue Bonds (Series 2006A), 5.125% (Original Issue Yield: 5.15%), 5/1/2038	522,420
109,219	[3]	Capital Trust Agency, FL, Housing Revenue Notes, 5.95% (Atlantic Housing Foundation Properties), 1/15/2039	54,609
1,000,000	[1]	Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102), 10/1/2033	1,241,730
2,000,000		Cass County, TX IDC, Environmental Improvement Revenue Bonds (Series 2009A), 9.50% (International Paper Co.), 3/1/2033	2,329,660
785,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.45%, 5/1/2036	557,688
300,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2006B), 5.00%, 5/1/2011	219,693
365,000		Fishhawk Community Development District II, Special Assessment Revenue Bonds (Series 2004B), 5.125% (Original Issue Yield: 5.20%), 11/1/2009	340,465
3,000,000		Grand Bay at Doral Community Development District, FL, Special Assessment Bonds (Series 2007B), 6.00%, 5/1/2017	2,000,910
1,000,000		Greater Orlando, FL Aviation Authority, Special Purpose Airport Facilities Revenue Bonds (Series 2005), 6.50% (Jet Blue Airways Corp.)/(Original Issue Yield: 6.811%), 11/15/2036	684,570
610,000		Harbor Bay, FL Community Development District, Special Assessment Capital Improvement Revenue Bonds (Series 2001B), 6.35%, 5/1/2010	482,364
990,000		Lakes by the Bay South Community Development District, FL, Special Assessment Revenue Bonds (Series 2004A), 6.25% (Original Issue Yield: 6.277%), 5/1/2034	743,589
2,000,000		Lee County, FL IDA, Health Care Facilities Revenue Bond (Series A), 6.75% (Cypress Cove at Healthpark)/(Original Issue Yield: 6.98%), 10/1/2032	1,541,720
840,000		Mediterra North Community Development District, FL, Capital Improvement Revenue Bonds (Series A), 6.80%, 5/1/2031	811,322
1,000,000		Miami Beach, FL Health Facilities Authority, Hospital Revenue Bonds (Series 2001A), 6.70% (Mt. Sinai Medical Center, FL)/(Original Issue Yield: 6.80%), 11/15/2019	879,860
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$1,100,000		Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.00% (Assured Guaranty Corp. INS), 10/1/2023	$1,133,154
2,000,000		Miami-Dade County, FL Aviation, Revenue Bonds (Series 2009B), 5.125% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.38%), 10/1/2039	2,001,480
1,000,000		Midtown Miami, FL Community Development District, Special Assessment Bonds (Series 2004A), 6.25% (Original Issue Yield: 6.30%), 5/1/2037	740,050
2,000,000		Orange County, FL, Health Facilities Authority, Hospital Revenue Bonds (Series 2008C), 5.25% (Orlando Regional Healthcare System)/(Original Issue Yield: 5.42%), 10/1/2035	1,776,960
880,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds (Series 2001A), 6.95% (United States Treasury PRF 5/1/2011@101)/(Original Issue Yield: 7.00%), 5/1/2033	963,186
600,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.25%, 5/1/2034	427,548
2,000,000	[1]	Palm Beach County, FL, Tax-Exempt Revenue Bonds (Series 2005A), 6.75% (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), 5/15/2035	1,530,020
1,000,000		Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A), 7.375%, 5/1/2033	668,240
1,200,000		South Lake County, FL Hospital District, Revenue Bonds, 6.625% (South Lake Hospital, Inc.), 10/1/2023	1,206,492
700,000	[3]	Tern Bay, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005), 5.00%, 5/1/2015	210,140
1,710,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,005,822
1,000,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.55% (Original Issue Yield: 6.60%), 5/1/2027	744,770
490,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005A), 5.55%, 5/1/2036	259,048
975,000		Verandah East, FL Community Development District, Capital Improvement Revenue Bonds (Series 2006A), 5.40%, 5/1/2037	542,002
820,000		Verandah West, FL Community Development District, Capital Improvement Revenue Bonds (Series 2003A), 6.625% (Original Issue Yield: 6.75%), 5/1/2033	705,585
1,630,000		Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance, Inc. INS), 10/15/2025	1,436,829
490,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	405,926
		TOTAL	31,044,537
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Georgia--2.3%
$4,000,000		Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.25% (Original Issue Yield: 6.38%), 11/1/2039	$4,156,640
770,000		Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	619,180
1,045,000		Atlanta, GA, Tax Allocation Bonds (Series 2006), 5.50% (Princeton Lakes), 1/1/2031	807,680
1,000,000		Augusta, GA Airport, General Passenger Facilities Charge Revenue Bonds (Series A), 5.15%, 1/1/2035	682,020
750,000		Augusta, GA Airport, General Passenger Facilities Charge Revenue Bonds (Series B), 5.35%, 1/1/2028	564,547
1,845,000		Augusta, GA HFA, MFH Refunding Revenue Bonds, 6.55% (Forest Brook Apartments), 12/1/2030	1,484,579
750,000		Fulton County, GA Residential Care Facilities, Revenue Bonds (Series 2004A), 6.00% (Canterbury Court), 2/15/2022	609,577
1,000,000		Medical Center Hospital Authority, GA, Revenue Refunding Bonds (Series 2007), 5.25% (Spring Harbor at Green Island), 7/1/2037	716,170
		TOTAL	9,640,393
		Guam--0.5%
500,000		Guam Government LO (Section 30), Bonds (Series 2009A), 5.75% (Original Issue Yield: 6.00%), 12/1/2034	503,025
1,000,000		Guam Government, GO Bonds (Series 2009A), 7.00% (Original Issue Yield: 7.18%), 11/15/2039	1,002,740
1,000,000		Guam Government, UT GO Bonds (Series 2007A), 5.25% (Original Issue Yield: 5.45%), 11/15/2037	766,960
		TOTAL	2,272,725
		Hawaii--1.0%
2,000,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series 2009), 6.50% (Hawaiian Electric Co., Inc.), 7/1/2039	2,088,360
1,000,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 7.00% (Kahala Nui)/(Original Issue Yield: 7.00%), 11/15/2012	1,029,530
1,000,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 8.00% (Kahala Nui)/(Original Issue Yield: 8.175%), 11/15/2033	997,690
		TOTAL	4,115,580
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--2.1%
$415,000		DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	$259,649
1,335,000		Harvey, IL, Refunding & Improvement UT GO Bonds (Series 2007A), 5.625%, 12/1/2032	1,109,505
250,000	[1]	Illinois Finance Authority, BANs (Series 2007), 13.00% (GreenFields of Geneva (Tallgrass)), 2/15/2012	238,402
1,000,000		Illinois Finance Authority, MFH Revenue Bonds (Series 2007), 6.10% (Dekalb Supportive Living Facility), 12/1/2041	698,760
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 5.625% (Friendship Village of Schaumburg)/(Original Issue Yield: 5.70%), 2/15/2037	693,760
1,250,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	910,600
2,000,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.125% (Clare at Water Tower)/(Original Issue Yield: 6.25%), 5/15/2038	1,003,340
1,500,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.25% (Smith Village), 11/15/2035	1,113,000
1,000,000		Illinois Finance Authority, Solid Waste Disposal Revenue Bonds, 5.05% (Waste Management, Inc.), 8/1/2029	877,220
1,000,000		Quad Cities, IL Regional EDA, MFH Revenue Bonds (Series 2006), 6.00% (Heritage Woods of Moline SLF), 12/1/2041	669,670
1,500,000		Will-Kankakee, IL Regional Development Authority, MFH Revenue Bonds (Series 2007), 7.00% (Senior Estates Supportive Living), 12/1/2042	1,161,510
		TOTAL	8,735,416
		Indiana--2.0%
1,000,000		Goshen, IN, Revenue Bonds (Series 1998), 5.75% (Greencroft Obligated Group)/(Original Issue Yield: 5.87%), 8/15/2028	752,320
2,000,000		Indiana Health & Educational Facility Financing Authority, Hospital Revenue Bonds (Series 2007), 5.50% (Community Foundation of Northwest Indiana), 3/1/2037	1,809,020
730,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2001A), 6.375% (Community Foundation of Northwest Indiana)/(Original Issue Yield: 6.68%), 8/1/2031	725,262
2,000,000		Indiana Health Facility Financing Authority, Revenue Refunding Bonds (Series 1998), 5.625% (Greenwood Village South Project)/(Original Issue Yield: 5.802%), 5/15/2028	1,530,160
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Indiana--continued
$1,000,000		Jasper County, IN, PCR Refunding Bonds (Series 2003), 5.70% (Northern Indiana Public Service Company)/(AMBAC INS), 7/1/2017	$1,056,110
1,000,000		South Bend, IN, EDRBs (Series 1999A), 6.25% (Southfield Village)/(Original Issue Yield: 6.375%), 11/15/2029	785,980
1,355,000		St. Joseph County, IN Hospital Authority, Health Facilities Revenue Bonds (Series 2005), 5.375% (Madison Center Obligated Group), 2/15/2034	1,058,241
1,000,000		Vigo County, IN Hospital Authority, Hospital Revenue Bond (Series 2007), 5.80% (Union Hospital)/(Original Issue Yield: 5.82%), 9/1/2047	715,930
		TOTAL	8,433,023
		Iowa--0.9%
2,000,000		Iowa Finance Authority, Senior Housing Revenue Bonds (Series 2007A), 5.625% (Wedum Walnut Ridge LLC)/(Original Issue Yield: 5.70%), 12/1/2045	951,240
1,715,000		Iowa Finance Authority, Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.50% (Deerfield Retirement Community, Inc.), 11/15/2037	955,632
1,785,000		Wapello County, IA, Revenue Bonds, 6.25% (Ottumwa Regional Health Center)/(United States Treasury PRF 10/1/2012@100)/(Original Issue Yield: 6.40%), 10/1/2022	2,019,299
		TOTAL	3,926,171
		Kansas--1.5%
1,100,000		Labette County, KS, Hospital Refunding & Improvement Revenue Bonds (Series 2007A), 5.75% (Labette Health), 9/1/2037	934,549
1,220,000		Manhattan, KS IDRB, Industrial Revenue Bonds (Series 1999), 7.00% (Farrar Corp. Project), 8/1/2014	1,184,022
1,000,000		Manhattan, KS IDRB, Industrial Revenue Bonds (Series 2007), 5.50% (Farrar Corp. Project)/ (Original Issue Yield: 5.55%), 8/1/2021	743,080
2,015,000		Norwich, KS, Industrial Revenue Bonds (Series 2006), 5.90% (Farrar Corp. Project), 8/1/2021	1,642,709
2,000,000		Olathe, KS, Senior Living Facility Revenue Bonds (Series 2006A), 6.00% (Catholic Care Campus, Inc.), 11/15/2038	1,464,840
240,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds (Series 1997A-1), 6.95% (GNMA Home Mortgage Program COL), 6/1/2029	259,740
		TOTAL	6,228,940
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Kentucky--0.7%
$2,000,000		Kentucky EDFA, Hospital System Refunding Revenue Bonds, 5.875% (Appalachian Regional Health Center)/(Original Issue Yield: 5.92%), 10/1/2022	$1,510,900
435,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.97%), 10/1/2028	440,986
1,000,000		Kentucky EDFA, Revenue Bonds (Series 2008A-1), 6.00% (Louisville Arena Authority, Inc.)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 6.12%), 12/1/2038	1,047,700
		TOTAL	2,999,586
		Louisiana--2.3%
1,000,000		De Soto Parish, LA Environmental Improvement Authority, Revenue Bonds (Series A), 5.00% (International Paper Co.), 11/1/2018	895,620
981,000		Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	771,135
2,000,000		Louisiana State Citizens Property Insurance Corp., Assessment Revenue Bonds (Series 2006C), 6.125% (Assured Guaranty Corp. INS)/(Original Issue Yield: 6.33%), 6/1/2025	2,217,340
2,000,000		St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (IMC Phosphates Co.)/(Original Issue Yield: 7.75%), 10/1/2022	1,928,040
3,000,000		St. John the Baptist Parish, LA, Revenue Bonds (Series 2007A), 5.125% (Marathon Oil Corp.), 6/1/2037	2,714,400
1,085,000		West Feliciana Parish, LA, PCR Refunding Bonds (Series 1999B), 6.60% (Entergy Gulf States Louisiana LLC), 9/1/2028	1,085,282
		TOTAL	9,611,817
		Maryland--0.6%
555,000		Baltimore, MD, Special Obligation Revenue Bonds (Series 2008A), 7.00% (East Baltimore Research Park), 9/1/2038	444,094
895,000		Maryland State Economic Development Corp., Health and Mental Hygiene Providers Facilities Acquisition Program Revenue Bonds (Series 2000A), 7.75% (Baltimore Association for Retarded Citizens, Inc. Project)/(Original Issue Yield: 7.85%), 3/1/2025	878,434
395,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.25% (King Farm Presbyterian Retirement Community), 1/1/2027	258,516
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Maryland--continued
$1,100,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.30% (King Farm Presbyterian Retirement Community)/(Original Issue Yield: 5.35%), 1/1/2037	$660,440
500,000		Maryland State IDFA, EDRBs (Series 2005A), 6.00% (Our Lady of Good Counsel High School), 5/1/2035	419,500
		TOTAL	2,660,984
		Massachusetts--1.4%
1,500,000		Massachusetts Development Finance Agency, Revenue Bonds (Series 2007A), 5.75% (Linden Ponds, Inc.), 11/15/2042	924,930
2,000,000		Massachusetts HEFA, Revenue Bonds (Series 1999A), 5.75% (Caritas Christi Obligated Group)/(Original Issue Yield: 5.80%), 7/1/2028	1,705,120
2,000,000		Massachusetts HEFA, Revenue Bonds (Series 2002B), 9.20% (Civic Investments)/(United States Treasury PRF 12/15/2012@102), 12/15/2031	2,512,680
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2003E), 6.75% (Jordan Hospital)/(Original Issue Yield: 7.00%), 10/1/2033	785,550
		TOTAL	5,928,280
		Michigan--3.0%
1,000,000		Dearborn, MI Economic Development Corp., Revenue Refunding Bonds, 7.125% (Henry Ford Village)/(Original Issue Yield: 7.25%), 11/15/2043	824,020
2,000,000		Detroit, MI, UT GO Bonds (Series 2008-A), 5.00% (Assured Guaranty Corp. INS), 4/1/2028	1,715,560
1,000,000		Iron River, MI Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2008), 6.50% (Iron County Community Hospitals, Inc.)/(Original Issue Yield: 6.61%), 5/15/2033	835,120
1,500,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 6.25% (Metropolitan Hospital), 7/1/2040	1,107,945
3,000,000		Michigan Municipal Bond Authority, State Aid Revenue Notes (Series 2009D), 9.50% TRANs (Detroit, MI City School District), 8/20/2010	2,999,430
500,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Chelsea Community Hospital)/(United States Treasury PRF 5/15/2015@100)/(Original Issue Yield: 5.07%), 5/15/2037	578,295
5,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00% (Original Issue Yield: 6.25%), 6/1/2048	3,832,650
1,500,000		Plymouth, MI Educational Center Charter School, Public School Academy Revenue Refunding Bonds (Series 2005), 5.625%, 11/1/2035	1,021,065
		TOTAL	12,914,085
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Minnesota--3.2%
$1,000,000		Baytown Township, MN, Lease Revenue Bonds (Series 2008A), 7.00% (St. Croix Preparatory Academy)/(Original Issue Yield: 7.05%), 8/1/2038	$853,410
4,000,000		Becker, MN, PCRBs (Series 2000-A), 8.50% (Northern States Power Co., MN), 4/1/2030	4,448,120
1,300,000		Meeker County, MN, Gross Revenue Hospital Facilities Bonds (Series 2007), 5.75% (Meeker County Memorial Hospital), 11/1/2037	1,123,850
1,000,000		Pine City, MN Lease Revenue, Lease Revenue Bonds (Series 2006A), 6.25% (Lakes International Language Academy), 5/1/2035	781,760
500,000		Ramsey, MN, Lease Revenue Bonds (Series 2004A), 6.75% (Pact Charter School), 12/1/2033	417,955
1,000,000		St. Paul, MN Housing & Redevelopment Authority, Refunding Revenue Bonds (Series 2003A), 7.00% (Achieve Language Academy), 12/1/2032	875,140
2,000,000		St. Paul, MN Housing & Redevelopment Authority, Revenue Bonds (Series 2002B), 7.00% (Upper Landing Project)/(Original Issue Yield: 7.05%), 3/1/2029	1,501,780
1,865,000		Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.00% (Bluffview Montessori School Project), 11/1/2027	1,441,384
2,920,000		Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.15% (Bluffview Montessori School Project), 11/1/2037	2,134,374
		TOTAL	13,577,773
		Missouri--2.3%
2,590,000		Cass County, MO, Hospital Revenue Bonds (Series 2007), 5.625% (Cass Medical Center), 5/1/2038	2,084,561
2,445,000	[1]	Kansas City, MO IDA, MFH Revenue Bonds, 6.90% (Woodbridge Apartments Project), 8/1/2030	1,887,858
3,000,000		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2005A), 5.00% (Branson, MO), 6/1/2035	2,473,050
2,000,000		Missouri State Environmental Improvement & Energy Resources Authority, Environmental Improvement Revenue Bonds (Series 2008), 4.90% TOBs (Kansas City Power And Light Co.), Mandatory Tender 7/1/2013	2,000,700
1,000,000		St. Joseph, MO IDA, Healthcare Revenue Bonds, 7.00% (Living Community St. Joseph Project), 8/15/2032	862,990
500,000		West Plains, MO IDA, Hospital Revenue Bonds, 6.75% (Ozarks Medical Center)/(Original Issue Yield: 6.78%), 11/15/2024	424,500
		TOTAL	9,733,659
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Nevada--1.9%
$1,000,000		Clark County, NV Improvement District, Special Assessment Revenue Refunding Bonds (Series 2006B), 5.30% (Southern Highlands SID No.121-B)/(Original Issue Yield: 5.33%), 12/1/2029	$662,660
4,000,000		Clark County, NV School District, LT GO Building Bonds (Series 2008A), 5.00%, 6/15/2025	4,094,000
955,000		Clark County, NV, LO Improvement Bonds (Series 2003), 6.375% (Mountains Edge SID No. 142)/(Original Issue Yield: 6.40%), 8/1/2023	753,715
895,000		Clark County, NV, Local Improvement Bonds (Series 2001), 6.875% (Summerlin-South SID No. 132)/(Original Issue Yield: 6.92%), 2/1/2021	618,364
500,000		Clark County, NV, Special Assessment Revenue Bonds (Series 2005), 5.00% (Summerlin-Mesa SID No. 151), 8/1/2025	251,995
1,275,000		Henderson, NV, LO Improvement Bonds, 5.30% (Inspirada LID No. T-18)/(Original Issue Yield: 5.33%), 9/1/2035	458,719
485,000		Las Vegas, NV, Local Improvement Special Assessment Bonds (Series 2004), 6.00% (Providence SID No. 607), 6/1/2019	362,867
935,000		North Las Vegas, NV SID No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.10% (Aliante SID No. 60), 12/1/2022	708,515
		TOTAL	7,910,835
		New Hampshire--0.1%
500,000		New Hampshire Business Finance Authority, PCR Refunding Bonds (Series 1997A), 7.125% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2012	514,930
		New Jersey--3.6%
1,870,000		New Jersey EDA, Kapkowski Road Landfill Revenue Bonds, 6.50% (New Jersey Metromall Urban Renewal, Inc.)/(Original Issue Yield: 6.55%), 4/1/2018	1,609,397
1,550,000		New Jersey EDA, Revenue Bonds (Series 1997A), 5.875% (Host Marriott Corp.), 12/1/2027	1,184,913
2,000,000		New Jersey EDA, Revenue Bonds, 6.25% (Continental Airlines, Inc.), 9/15/2019	1,721,840
3,000,000		New Jersey EDA, Revenue Bonds (Series 2004), 5.50% (NJ Dedicated Cigarette Excise Tax), 6/15/2016	2,995,200
1,000,000		New Jersey EDA, Revenue Bonds (Series 2004), 5.75% (NJ Dedicated Cigarette Excise Tax)/(Original Issue Yield: 5.93%), 6/15/2034	911,560
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Jersey--continued
$1,000,000		New Jersey EDA, Special Facilities Revenue Bonds (Series 2000), 7.20% (Continental Airlines, Inc.)/(Original Issue Yield: 7.25%), 11/15/2030	$889,110
144,273	[5]	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.50% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.72%), 7/1/2023	3,607
2,000,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.625% (Palisades Medical Center)/(Original Issue Yield: 6.67%), 7/1/2031	1,579,980
6,575,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 1.095% (Catholic Health East), 11/15/2033	4,260,600
		TOTAL	15,156,207
		New Mexico--1.2%
850,000		Bernalillo County, NM MFH, Refunding Housing Revenue Bonds (Series 2001C), 7.50% (Valencia Retirement)/(GTD by SunAmerica, Inc.), 12/1/2021	738,769
2,385,000		Dona Ana County, NM, MFH Revenue Bonds (Series 2001A), 7.00% (Montana Meadows Apartments), 12/1/2030	1,994,814
2,000,000		Farmington, NM, PCR Refunding Bonds (Series 1997), 6.375% (Public Service Co., NM), 4/1/2022	1,943,520
1,000,000		Mariposa East Public Improvement District, NM, UT GO Bonds (Series 2006), 6.00%, 9/1/2032	636,160
		TOTAL	5,313,263
		New York--6.5%
2,500,000		Brookhaven, NY IDA, Senior Residential Housing Revenue Bonds, 6.25% (Woodcrest Estates), 12/1/2023	2,081,400
115,000		Dutchess County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	105,155
910,000		Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	832,095
1,365,000		East Rochester, NY Housing Authority, Senior Living Revenue Bonds (Series 2006), 5.50% (Woodland Village, Inc.), 8/1/2033	1,026,958
275,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	283,896
2,000,000		Nassau County, NY IDA, Continuing Care Retirement Community Fixed-Rate Revenue Bonds (Series 2007A), 6.70% (Amsterdam at Harborside), 1/1/2043	1,562,260
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$6,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	$4,524,600
2,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series B), 6.75% (7 World Trade Center LLC), 3/1/2015	1,828,280
2,000,000		New York City, NY IDA, Pilot Revenue Bonds (Series 2009A), 7.00% (Yankee Stadium LLC)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 7.00%), 3/1/2049	2,291,600
1,000,000		New York City, NY IDA, Special Facilities Revenue Bonds (Series 2006), 5.125% (Jet Blue Airways Corp.)/(Original Issue Yield: 5.35%), 5/15/2030	641,020
400,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	385,756
1,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2002), 7.625% (British Airways)/(Original Issue Yield: 7.976%), 12/1/2032	1,157,370
5,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2005), 8.00% (American Airlines, Inc.)/(Original Issue Yield: 8.095%), 8/1/2028	4,833,015
2,000,000	[1,2]	New York State Dormitory Authority, Revenue Bonds (ROLs II R-11777), 14.359% (New York State Personal Income Tax Revenue Bond Fund), 2/15/2017	2,511,740
300,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance, Inc. INS), 12/1/2035	248,550
3,000,000	[1,2]	Triborough Bridge & Tunnel Authority, NY, DRIVERs (Series 3063), 11.157%, 5/15/2016	3,481,230
		TOTAL	27,794,925
		North Carolina--0.5%
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.375% (Arbor Acres Community)/(United States Treasury PRF 3/1/2012@101)/(Original Issue Yield: 6.55%), 3/1/2032	564,405
1,200,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	1,074,924
500,000		North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds (Series 2005A), 5.65% (Pennybyrn at Maryfield)/(Original Issue Yield: 5.85%), 10/1/2025	354,225
		TOTAL	1,993,554
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--3.2%
$9,655,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.50%, 6/1/2047	$7,748,137
1,500,000		Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.35% (University Heights, OH Public Parking Garage), 12/1/2031	1,344,885
500,000		Franklin County, OH Health Care Facilities, Revenue Bonds (Series 2001A), 7.125% (Ohio Presbyterian Retirement Services)/(United States Treasury PRF 7/1/2011@101)/(Original Issue Yield: 7.35%), 7/1/2029	560,150
2,910,000		Ohio State Air Quality Development Authority, 5.70% (FirstEnergy Generation Corp.), 8/1/2020	2,995,670
1,500,000		Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	1,062,885
		TOTAL	13,711,727
		Oklahoma--1.1%
2,935,000		Jackson County, OK Hospital Authority, Hospital Revenue Refunding Bonds, 7.30% (Jackson County Memorial Hospital, OK)/(Original Issue Yield: 7.40%), 8/1/2015	2,935,117
1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.00% (Concordia Life Care Community)/(Original Issue Yield: 6.15%), 11/15/2038	775,150
1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.125% (Concordia Life Care Community), 11/15/2025	855,440
		TOTAL	4,565,707
		Oregon--0.6%
1,000,000		Clackamas County, OR Hospital Facilities Authority, Refunding Gross Revenue Bonds (Series 2005), 5.125% (Willamette Falls Hospital), 4/1/2026	831,400
1,000,000	[1]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	683,270
1,000,000		Yamhill County, OR Hospital Authority, Revenue Bonds, 7.00% (Friendsview Retirement Community)/(United States Treasury PRF 12/1/2013@101)/(Original Issue Yield: 7.125%), 12/1/2034	1,212,490
		TOTAL	2,727,160
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--5.3%
$1,330,000		Allegheny County, PA Hospital Development, Health Care Facilities Revenue Bonds (Series 1998), 5.875% (Villa St. Joseph of Baden, Inc.)/(Original Issue Yield: 6.02%), 8/15/2018	$1,168,139
2,000,000	[1]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	1,565,800
1,120,000		Allegheny County, PA IDA, Charter School Revenue Bonds (Series 2004A), 7.50% (Propel Schools)/(Original Issue Yield: 7.75%), 12/15/2029	1,018,360
865,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	815,038
2,000,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.70% (Panther Creek Partners Project), 5/1/2012	1,986,800
1,500,000		Centre County, PA Hospital Authority, Hospital Revenue Bonds, 6.25% (Mount Nittany Medical Center)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 6.30%), 11/15/2044	1,548,945
1,500,000		Chartiers Valley, PA Industrial & Commercial Development Authority, First Mortgage Revenue Refunding Bonds (Series 1999), 6.375% (Asbury Health Center)/(Original Issue Yield: 6.52%), 12/1/2024	1,239,015
1,500,000		Chester County, PA IDA, Revenue Bonds (Series 2007A), 6.375% (Avon Grove Charter School)/(Original Issue Yield: 6.45%), 12/15/2037	1,139,310
1,445,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	1,711,718
555,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	657,442
1,500,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2007), 5.125% (Pocono Medical Center)/(Original Issue Yield: 5.20%), 1/1/2037	1,319,130
4,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2009), 7.00% (Allegheny Energy Supply Company LLC), 7/15/2039	4,123,080
900,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/Morrisville), 7/1/2035	662,535
1,000,000		Philadelphia, PA Airport System, Revenue Bonds (Series 2005A), 5.00% (National Public Finance Guarantee Corporation INS), 6/15/2024	938,200
4,000,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds, 1.266% (Guthrie Healthcare System, PA), 12/1/2031	2,253,800
740,000		Washington County, PA Redevelopment Authority, Redevelopment Bonds (Series 2006A), 5.45% (Victory Centre Project-Tanger Outlet Development), 7/1/2035	445,813
		TOTAL	22,593,125
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Puerto Rico--1.0%
$4,000,000		Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate Series 2009A), 6.00% (Original Issue Yield: 6.25%), 8/1/2042	$4,166,600
		Rhode Island--2.3%
5,250,000	[1,2]	Rhode Island Housing & Mortgage Finance Corp., AUSTIN Trust Variable Inverse Certificates (Series 2008-1110), 7.037%, 4/1/2027	3,960,810
1,000,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 6.50% (Lifespan Obligated Group)/(United States Treasury PRF 8/15/2012@100)/(Original Issue Yield: 6.70%), 8/15/2032	1,140,610
4,000,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2009A), 7.00% (Lifespan Obligated Group)/(Assured Guaranty Corp. INS), 5/15/2039	4,505,160
		TOTAL	9,606,580
		South Carolina--0.8%
6,000,000	[1,4]	Connector 2000 Association, Inc., SC, Capital Appreciation Senior Revenue Bonds (Series 1998B), 5.80%, 1/1/2025	609,900
7,750,000	[1,4]	Connector 2000 Association, Inc., SC, Toll Road Capital Appreciation Revenue Bonds (Series 1998A), 5.85%, 1/1/2034	456,785
815,000		Lancaster County, SC, Assessment Revenue Bonds (Series 2006), 5.45% (Sun City Carolina Lakes Improvement District), 12/1/2037	577,917
1,000,000		Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.25% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.27%), 10/1/2026	646,640
750,000		Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.30% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.325%), 10/1/2035	431,123
800,000		South Carolina Jobs-EDA, First Mortgage Health Facilities Refunding Revenue Bonds (Series 2006), 5.30% (Wesley Commons), 10/1/2036	523,632
		TOTAL	3,245,997
		South Dakota--1.0%
2,000,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.50%, 6/1/2032	1,960,220
2,000,000		Minnehaha County, SD Health Facilities, Revenue Bonds (Series 2002A), 7.00% (Bethany Lutheran Home)/(United States Treasury PRF 12/1/2012@100)/(Original Issue Yield: 7.198%), 12/1/2035	2,339,240
		TOTAL	4,299,460
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Tennessee--1.5%
$3,000,000		Elizabethton, TN Health & Educational Facilities Board, First Mortgage Hospital Revenue Refunding & Improvement Bonds (Series 2000B), 8.00% (Mountain States Health Alliance)/(United States Treasury PRF 7/1/2012@103), 7/1/2033	$3,495,030
1,000,000		Johnson City, TN Health & Education Facilities Board, Hospital First Mortgage Revenue Bonds (Series 2006A), 5.50% (Mountain States Health Alliance), 7/1/2036	900,530
1,000,000		Johnson City, TN Health & Education Facilities Board, Retirement Facility Revenue Bonds (Series 2004A), 6.25% (Appalachian Christian Village)/(Original Issue Yield: 6.43%), 2/15/2032	757,570
375,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	426,911
625,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	711,519
		TOTAL	6,291,560
		Texas--6.6%
2,000,000		ABIA Development Corp., TX, Airport Facilities Revenue Bonds (Series 1999), 7.25% (Aero Austin LP)/(Original Issue Yield: 7.50%), 1/1/2025	1,641,460
1,000,000		Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2006B), 5.75%, 1/1/2034	708,080
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 1994A), 5.40% (Texas Competitive Electric Holdings Co. LLC), 5/1/2029	421,320
5,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2001D-1), 8.25% (Texas Competitive Electric Holdings Co. LLC), 5/1/2033	2,605,150
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003A), 6.75% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 4/1/2013	686,490
715,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003C), 6.75% (Texas Competitive Electric Holdings Co. LLC)/(Original Issue Yield: 6.77%), 10/1/2038	322,494
2,380,000		Brazos River Authority, TX, Refunding PCRBs (Series 2001C), 5.75% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 11/1/2011	1,931,346
4,000,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.125% (Wise Regional Health System), 9/1/2034	3,423,520
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$765,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2027	$589,073
1,265,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2037	858,593
1,000,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.75% (Legacy at Willow Bend), 11/1/2036	677,970
2,000,000		Harris County, TX HFDC, Hospital Revenue Refunding Bonds (Series 2008B), 7.25% (Memorial Hermann Healthcare System)/(Original Issue Yield: 7.30%), 12/1/2035	2,190,100
1,000,000		Houston, TX Airport System, Special Facilities Revenue Bonds (Series 2001), 7.00% (Continental Airlines, Inc.), 7/1/2029	872,690
2,000,000		Kerrville, TX HFDC, Hospital Revenue Bonds, 5.375% (Sid Peterson Memorial Hospital), 8/15/2035	1,688,820
1,000,000		Matagorda County, TX Navigation District No. 1, PCR Refunding Bonds (Series 2001A), 6.30% (AEP Texas Central Co.), 11/1/2029	1,055,450
1,060,000		Mesquite, TX HFDC, Retirement Facility Revenue Bonds (Series 2005), 5.625% (Christian Care Centers, Inc.), 2/15/2035	793,484
1,000,000		Mission, TX Economic Development Corp., Solid Waste Disposal Revenue Bonds (Series 2007A), 5.20% (Allied Waste North America, Inc.)/(Original Issue Yield: 5.30%), 4/1/2018	953,330
2,000,000	[4]	North Texas Tollway Authority, Capital Appreciation Refunding Bonds (Series 2008 First Tier-I), 0/6.20% (Assured Guaranty Corp. INS)/(Original Issue Yield: 6.20%), 1/1/2042	1,438,880
250,000		Port of Corpus Christi, TX IDC, Revenue Refunding Bonds (Series C), 5.40% (Valero Energy Corp.), 4/1/2018	236,193
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Bonds (Series 2006), 6.375% (Doctors Hospital)/(Original Issue Yield: 6.60%), 11/1/2036	1,151,560
200,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2026	173,850
1,150,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	922,979
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		Tarrant County, TX HFDC, Revenue Bonds (Series 1998C), 5.75% (Bethesda Living Center)/(Original Issue Yield: 5.89%), 8/15/2018	$861,180
1,000,000		Tarrant County, TX HFDC, Revenue Bonds (Series 1998C), 5.75% (Bethesda Living Center)/(Original Issue Yield: 5.97%), 8/15/2028	729,090
2,000,000		Texas State Affordable Housing Corp., MFH Revenue Bonds (Junior Series 2002B), 8.00% (American Housing Foundation)/(Original Issue Yield: 8.365%), 3/1/2032	203,380
1,000,000		Tom Green County, TX HFDC, Hospital Revenue Bonds, 6.75% (Shannon Health System)/(Original Issue Yield: 6.85%), 5/15/2021	1,017,660
		TOTAL	28,154,142
		Utah--0.7%
800,000		Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.55% (American Leadership Academy), 11/15/2026	643,248
1,750,000		Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.70% (American Leadership Academy), 11/15/2036	1,326,325
1,315,000	[1]	Utah State Charter School Finance Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Channing Hall), 7/15/2037	1,013,549
		TOTAL	2,983,122
		Virginia--2.2%
675,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.10% (Original Issue Yield: 7.15%), 6/1/2016	638,098
1,000,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.50% (Original Issue Yield: 7.625%), 6/1/2033	778,070
1,500,000		Chesterfield County, VA EDA, PCR Refunding Bonds (Series 2009A), 5.00% (Virginia Electric & Power Co.), 5/1/2023	1,543,950
1,470,000		Henrico County, VA EDA, Residential Care Facility Revenue Refunding Bonds, 6.70% (Virginia United Methodist Homes, Inc.)/(Original Issue Yield: 6.80%), 6/1/2027	1,385,578
530,000		Henrico County, VA EDA, Residential Care Facility Revenue Refunding Bonds, 6.70% (Virginia United Methodist Homes, Inc.)/(United States Treasury PRF 6/1/2012@100)/(Original Issue Yield: 6.80%), 6/1/2027	607,460
1,000,000		King George County IDA, VA, 6.00% TOBs (Waste Management, Inc.), Mandatory Tender 5/3/2010	1,013,400
1,500,000		Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.625%), 12/1/2032	1,803,300
1,000,000		Peninsula Town Center Community Development Authority, VA, Special Obligation Bonds (Series 2007), 6.45%, 9/1/2037	738,380
1,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), 5.00% (Original Issue Yield: 5.12%), 6/1/2047	870,550
		TOTAL	9,378,786
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Washington--0.9%
$1,500,000	[1]	Washington State Health Care Facilities Authority, Revenue Bonds (Series 2007A), 6.25% (Virginia Mason Medical Center)/(Original Issue Yield: 6.375%), 8/15/2042	$1,357,635
2,000,000	[1,2]	Washington State, UT GO Bonds (ROLs II-R11609), 13.698%, 1/1/2016	2,334,200
		TOTAL	3,691,835
		West Virginia--0.8%
640,000		Ohio County, WV County Commission, Special District Excise Tax Revenue Refunding & Improvement Bonds (Series 2006A), 5.625% (Fort Henry Economic Opportunity Development District), 3/1/2036	447,373
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2005A), 5.625% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	739,650
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2007A), 5.85% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	763,590
1,500,000		West Virginia State Hospital Finance Authority, Hospital Revenue Refunding & Improvement Bonds (Series 2009A), 5.625% (Charleston Area Medical Center, Inc.)/(Original Issue Yield: 5.83%), 9/1/2032	1,474,365
		TOTAL	3,424,978
		Wisconsin--4.9%
915,000		Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125% (United States Treasury PRF)/(Original Issue Yield: 6.35%), 6/1/2027	1,002,950
750,000		Milwaukee, WI Redevelopment Authority, Redevelopment Education Revenue Bonds (Series 2005A), 5.75% (Milwaukee Science Education Consortium, Inc.)/(Original Issue Yield: 5.93%), 8/1/2035	575,235
5,335,000		Wisconsin State General Fund Appropriation, Revenue Bonds (Series 2009A), 5.75% (Wisconsin State)/(Original Issue Yield: 5.950%), 5/1/2033	5,813,389
1,250,000		Wisconsin State HEFA, Revenue Bonds (Series 1998), 5.70% (United Lutheran Program For The Aging, Inc.)/(Original Issue Yield: 5.778%), 3/1/2028	985,938
1,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2002A), 7.375% (Divine Savior Healthcare)/(United States Treasury PRF 5/1/2012@100), 5/1/2026	1,151,360
880,000		Wisconsin State HEFA, Revenue Bonds (Series 2002A), 7.50% (Divine Savior Healthcare)/(United States Treasury PRF 5/1/2012@100), 5/1/2032	1,016,057
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--continued
$1,400,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 6.125% (Eastcastle Place, Inc.)/(Original Issue Yield: 6.25%), 12/1/2034	$1,042,664
750,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.25% (Southwest Health Center)/(Original Issue Yield: 6.32%), 4/1/2034	557,573
1,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.75% (Beaver Dam Community Hospitals, Inc.)/(Original Issue Yield: 6.95%), 8/15/2034	782,590
2,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.25% (Wheaton Franciscan HealthCare), 8/15/2031	1,627,580
1,250,000		Wisconsin State HEFA, Revenue Bonds, 5.80% (Beaver Dam Community Hospitals, Inc.), 8/15/2028	904,200
500,000		Wisconsin State HEFA, Revenue Bonds, 6.625% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.875%), 7/1/2028	415,065
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	1,636,569
1,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.375% (Marshfield Clinic), 2/15/2034	899,110
2,000,000	[1,2]	Wisconsin State, UT GO Bonds (ROLs II-R11604), 12.726%, 5/1/2016	2,305,420
		TOTAL	20,715,700
		Wyoming--0.7%
2,000,000		Sweetwater County, WY PCRBs, Solid Waste Disposal Refunding Revenue Bonds (Series 2005), 5.60% (FMC Corp.), 12/1/2035	1,740,680
1,500,000		Teton County, WY Hospital District, Hospital Revenue Bonds, 6.75% (St. John's Medical Center)/(Original Issue Yield: 7.00%), 12/1/2027	1,302,045
		TOTAL	3,042,725
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $480,259,707)	406,821,670
Principal Amount			Value
		SHORT-TERM MUNICIPALS--1.2% [6]
		New Hampshire--0.5%
$2,200,000		New Hampshire Health and Education Facilities Authority, (Series 2007B) Daily VRDNs (Dartmouth College, NH)/(JPMorgan Chase Bank, N.A. LIQ), 0.130%, 9/1/2009	$2,200,000
		Tennessee--0.7%
3,000,000		Knox County, TN Health Education & Housing Facilities Board, (Series 2006 B-1) Daily VRDNs (Covenant Health Systems)/(Assured Guaranty Corp. INS)/(SunTrust Bank LIQ), 0.350%, 9/1/2009	3,000,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	5,200,000
		CORPORATE BONDS--1.3%
1,500,000	[1,2]	Charter Mac Equity Issuer Trust, Pfd., 7.60%, 12/15/2010	1,562,715
2,000,000	[1]	Muni Mae TE Bond Subsidiary LLC, Pfd., 7.75%, 6/30/2050	1,299,560
4,000,000	[1]	Non-Profit Preferred Funding Trust I, Partnership, 15.580%, 9/15/2037	2,837,120
		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,489,000)	5,699,395
		TOTAL INVESTMENTS--98.4% (IDENTIFIED COST $492,948,707) [7]	417,721,065
		OTHER ASSETS AND LIABILITIES - NET--1.6% [8]	6,739,497
		TOTAL NET ASSETS--100%	$424,460,562

Securities that are subject to the federal alternative minimum tax (AMT) represent 15.4% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2009, these restricted securities amounted to $48,631,166, which represented 11.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At August 31, 2009, these liquid restricted securities amounted to $16,156,115, which represented 3.8% of total net assets.

3 Non-income producing security.

4 Zero coupon bond, reflects effective rate at time of purchase.

5 Obligor had filed for bankruptcy. On September 30, 2008, a Notice of Initial Distribution was received and a portion of the bond was redeemed at par. The market value of the remaining par was adjusted to reflect the expected value of future cash flows.

6 Current rate and next reset date shown for Variable Rate Demand Notes.

7 The cost of investments for federal tax purposes amounts to $494,238,909.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1- Quoted Prices and Investments in Mutual Funds	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$406,821,670	$--	$406,821,670
Short-Term Municipals	--	5,200,000	--	5,200,000
Corporate Bonds	--	5,699,395	--	5,699,395
TOTAL SECURITIES	$--	$417,721,065	$--	$417,721,065

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
DRIVERs	--Derivative Inverse Tax-Exempt Receipts
EDA	--Economic Development Authority
EDFA	--Economic Development Finance Authority
EDRBs	--Economic Development Revenue Bonds
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDFA	--Industrial Development Finance Authority
IDRB(s)	--Industrial Development Revenue Bond(s)
INS	--Insured
LID	--Local Improvement District
LIQ	--Liquidity Agreement
LO	--Limited Obligation
LT	--Limited Tax
MFH	--Multi-Family Housing
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Pre-refunded
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
SID	--Special Improvement District
TOBs	--Tender Option Bonds
TRANs	--Tax and Revenue Anticipation Notes
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $492,948,707)		$417,721,065
Cash		73,562
Income receivable		8,266,444
Receivable for investments sold		3,774,320
Receivable for shares sold		607,488
TOTAL ASSETS		430,442,879
Liabilities:
Payable for investments purchased	$5,045,060
Payable for shares redeemed	693,663
Payable for Directors'/Trustees' fees	1,212
Payable for distribution services fee (Note 5)	50,704
Payable for shareholder services fee (Note 5)	84,041
Accrued expenses	107,637
TOTAL LIABILITIES		5,982,317
Net assets for 54,721,271 shares outstanding		$424,460,562
Net Assets Consist of:
Paid-in capital		$557,050,619
Net unrealized depreciation of investments		(75,227,642)
Accumulated net realized loss on investments, futures contracts and swap contracts		(58,429,584)
Undistributed net investment income		1,067,169
TOTAL NET ASSETS		$424,460,562
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($180,421,583 ÷ 23,257,767 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$7.76
Offering price per share (100/95.50 of $7.76)		$8.13
Redemption proceeds per share		$7.76
Class B Shares:
Net asset value per share ($41,093,654 ÷ 5,300,180 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$7.75
Offering price per share		$7.75
Redemption proceeds per share (94.50/100 of $7.75)		$7.32
Class C Shares:
Net asset value per share ($40,630,405 ÷ 5,240,360 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$7.75
Offering price per share		$7.75
Redemption proceeds per share (99.00/100 of $7.75)		$7.67
Class F Shares:
Net asset value per share ($162,314,920 ÷ 20,922,964 shares outstanding), $0.001 par value, 500,000,000 shares authorized		$7.76
Offering price per share (100/99.00 of $7.76)		$7.84
Redemption proceeds per share (99.00/100 of $7.76)		$7.68

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$30,389,073
Expenses:
Investment adviser fee (Note 5)		$2,448,206
Administrative personnel and services fee (Note 5)		317,241
Custodian fees		16,288
Transfer and dividend disbursing agent fees and expenses		325,542
Directors'/Trustees' fees		2,107
Auditing fees		23,500
Legal fees		135
Portfolio accounting fees		168,473
Distribution services fee--Class B Shares (Note 5)		328,548
Distribution services fee--Class C Shares (Note 5)		286,370
Shareholder services fee--Class A Shares (Note 5)		419,340
Shareholder services fee--Class B Shares (Note 5)		109,516
Shareholder services fee--Class C Shares (Note 5)		93,237
Shareholder services fee--Class F Shares (Note 5)		389,903
Account administration fee--Class A Shares		2,271
Account administration fee--Class F Shares		896
Share registration costs		52,671
Printing and postage		46,074
Insurance premiums		5,485
Miscellaneous		450
TOTAL EXPENSES		5,036,253
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(1,181,955)
Waiver of administrative personnel and services fee (Note 5)	(6,727)
Reduction of custodian fees (Note 6)	(113)
TOTAL WAIVERS AND REDUCTION		(1,188,795)
Net expenses			3,847,458
Net investment income			26,541,615
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(18,677,396)
Net change in unrealized depreciation of investments			(38,408,904)
Net realized and unrealized loss on investments			(57,086,300)
Change in net assets resulting from operations			$(30,544,685)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$26,541,615	$28,965,387
Net realized loss on investments and swap contracts	(18,677,396)	(16,451,646)
Net change in unrealized appreciation/depreciation of investments and swap contracts	(38,408,904)	(34,442,609)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(30,544,685)	(21,928,868)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,295,374)	(12,016,316)
Class B Shares	(2,597,913)	(3,256,785)
Class C Shares	(2,258,270)	(2,474,670)
Class F Shares	(10,408,272)	(11,047,499)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(26,559,829)	(28,795,270)
Share Transactions:
Proceeds from sale of shares	58,786,889	93,391,389
Net asset value of shares issued to shareholders in payment of distributions declared	18,894,566	20,315,016
Cost of shares redeemed	(102,396,750)	(134,647,920)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(24,715,295)	(20,941,515)
Change in net assets	(81,819,809)	(71,665,653)
Net Assets:
Beginning of period	506,280,371	577,946,024
End of period (including undistributed net investment income of $1,067,169 and $1,157,931, respectively)	$424,460,562	$506,280,371

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Municipal High Yield Advantage Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is generally exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage duration. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in "Swaps, at value" on the Statement of Assets and Liabilities, and periodic payments are reported as "Net realized gain (loss) on swap contracts" in the Statement of Operations.

At August 31, 2009, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security, which is transferred to the Fund, is also created by the trust and pays interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2009, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for these investments for the year ended August 31, 2009.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase and sell financial futures contracts to manage duration and cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at August 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	9/23/1999	$ 1,969,900	$1,565,800
Arizona Health Facilities Authority, RITES (PA-1454), 1.13% (Phoenix Children's Hospital), 8/1/2011	2/14/2007 - 12/4/2008	$10,265,239	$7,320,000
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2002B), 5.00% (Waste Management, Inc.), 7/1/2027	6/24/2005	$ 1,000,000	$ 879,370
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	3/30/2005	$ 1,000,000	$ 934,950
California Statewide Communities Development Authority, MFH Revenue Bonds (Series 1999X), 6.65% (Magnolia City Lights Project), 7/1/2039	6/7/1999	$ 1,230,000	$ 945,378
California Statewide Communities Development Authority, Revenue Bonds, 6.625% (Tehiyah Day School), 11/1/2031	7/13/2001	$ 955,000	$ 684,649
Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102), 10/1/2033	5/9/2003	$ 1,000,000	$1,241,730
Connector 2000 Association, Inc., SC, Capital Appreciation Senior Revenue Bonds (Series 1998B), 5.80%, 1/1/2025	3/30/2000	$ 925,320	$ 609,900
Connector 2000 Association, Inc., SC, Toll Road Capital Appreciation Revenue Bonds (Series 1998A), 5.85%, 1/1/2034	1/28/1998	$ 391,725	$ 456,785
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$ 1,000,000	$ 683,270
Illinois Finance Authority, BANs (Series 2007), 13.00% (GreenFields of Geneva (Tallgrass)), 2/15/2012	3/28/2007	$ 250,000	$ 238,402
Kansas City, MO IDA, MFH Revenue Bonds, 6.90% (Woodbridge Apartments Project), 8/1/2030	7/27/1999	$2,445,000	$ 1,887,858
Muni Mae TE Bond Subsidiary LLC, Pfd., 7.75%, 6/30/2050	5/31/2000	$2,000,000	$1,299,560
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	3/15/2005	$6,000,000	$4,524,600
New York City, NY IDA, Liberty Revenue Bonds (Series B), 6.75% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$2,000,000	$1,828,280
Non-Profit Preferred Funding Trust I, Partnership, 15.580%, 9/15/2037	10/26/2006 - 2/16/2007	$3,989,000	$ 2,837,120
Palm Beach County, FL, Tax-Exempt Revenue Bonds (Series 2005A), 6.75% (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), 5/15/2035	12/5/2005	$2,000,000	$1,530,020
Utah State Charter School Finance Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Channing Hall), 7/15/2037	10/26/2007 - 11/26/2007	$1,316,538	$1,013,549
Washington State Health Care Facilities Authority, Revenue Bonds (Series 2007A), 6.25% (Virginia Mason Medical Center)/(Original Issue Yield: 6.375%), 8/15/2042	11/30/2007	$1,473,735	$1,357,635
Watson Road Community Facilities District, AZ, Special Assessment Revenue Bonds (Series 2005), 6.00%, 7/1/2030	12/21/2005	$ 998,000	$ 636,195

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,572,221	$33,365,001	5,162,448	$47,337,786
Shares issued to shareholders in payment of distributions declared	1,161,022	8,552,181	996,376	9,127,795
Shares redeemed	(6,364,314)	(46,544,485)	(6,474,228)	(59,439,195)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(631,071)	$(4,627,303)	(315,404)	$(2,973,614)

Year Ended August 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	546,182	$3,996,747	456,985	$4,167,296
Shares issued to shareholders in payment of distributions declared	228,946	1,686,552	226,445	2,077,686
Shares redeemed	(2,222,419)	(16,391,073)	(2,393,611)	(22,050,403)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,447,291)	$(10,707,774)	(1,710,181)	$(15,805,421)

Year Ended August 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,172,202	$8,655,785	1,311,140	$12,056,731
Shares issued to shareholders in payment of distributions declared	209,227	1,539,440	171,653	1,573,061
Shares redeemed	(1,705,544)	(12,519,203)	(1,814,689)	(16,697,365)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(324,115)	$(2,323,978)	(331,896)	$(3,067,573)

Year Ended August 31	2009		2008
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,741,109	$12,769,356	3,225,029	$29,829,576
Shares issued to shareholders in payment of distributions declared	966,353	7,116,393	823,245	7,536,474
Shares redeemed	(3,652,798)	(26,941,989)	(3,972,844)	(36,460,957)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(945,336)	$(7,056,240)	75,430	$905,093
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(3,347,813)	$(24,715,295)	(2,282,051)	$(20,941,515)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the expiration of capital loss carryforwards and differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,968,941)	$(72,548)	$5,041,489

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$26,541,545	$28,795,270
Ordinary income	$ 18,284	$ --

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,067,169
Net unrealized depreciation	$(76,517,844)
Capital loss carryforwards and deferrals	$(57,139,382)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, open defaulted securities and partnership adjustments.

At August 31, 2009, the cost of investments for federal tax purposes was $494,238,909. The net unrealized depreciation of investments for federal tax purposes was $76,517,844. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,023,316 and net unrealized depreciation from investments for those securities having an excess of cost over value of $87,541,160.

At August 31, 2009, the Fund had a capital loss carryforward of $41,686,440 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$ 3,907,651
2011	$ 5,101,855
2012	$ 3,341,471
2013	$ 7,976,021
2014	$ 1,161,133
2017	$20,198,309

Capital loss carryforwards of $4,968,940 expired during the year ended August 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $15,452,942 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the Adviser waived $1,181,955 of its fee.

Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive investment adviser fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net adviser fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010. The Adviser fee waived as a result of this settlement is included in the $1,181,955 mentioned in the previous paragraph.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $6,727 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, FSC retained $45,918 of fees paid by the Fund. For the year ended August 31, 2009, the Fund's Class A Shares and Class F Shares did not incur a distribution services fee; however, they may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $40,531 in sales charges from the sale of Class A Shares. FSC also retained $2,375 of CDSC relating to redemptions of Class A Shares, $4,059 relating to redemptions of Class C Shares and $27,078 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $89,350,000 and $111,770,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.7949%, 1.5449%, 1.5449% and 0.7949%, respectively, for the fiscal year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2009, the Fund's expenses were reduced by $113 under these arrangements.

7. INVESTMENT RISK

Although the Fund has a diversified portfolio, the Fund has 42.6% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher yield securities may be subject to a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and often subordinated to other creditors of the issuer.

8. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$ 94,571,294
Sales	$107,233,404

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2009, 99.93% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Municipal High Yield Advantage Fund (the "Fund") (one of the portfolios constituting Federated Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal High Yield Advantage Fund, a portfolio of Federated Municipal Securities Income Trust, at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 7 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been Portfolio Manager of the Fund since May 1996. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers. In this regard, it was noted that the Adviser has agreed to a reduction of 27 basis points in the Fund's advisory fee at least through December 31, 2010.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923864
Cusip 313923856
Cusip 313923849
Cusip 313923831

G01091-01 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust

Established 1991

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008		2007	2006 [1]	2005
Net Asset Value, Beginning of Period	$10.84	$10.84		$11.03	$11.23	$11.36
Income From Investment Operations:
Net investment income	0.42	0.45		0.46	0.45	0.44
Net realized and unrealized loss on investments and futures contracts	(0.04)	(0.00	) [2]	(0.19)	(0.20)	(0.13)
TOTAL FROM INVESTMENT OPERATIONS	0.38	0.45		0.27	0.25	0.31
Less Distributions:
Distributions from net investment income	(0.42)	(0.45)		(0.46)	(0.45)	(0.44)
Net Asset Value, End of Period	$10.80	$10.84		$10.84	$11.03	$11.23
Total Return [3]	3.69%	4.19%		2.49%	2.33%	2.78%

Ratios to Average Net Assets:
Net expenses	0.54%	0.53%		0.50%	0.50%	0.50%
Net investment income	3.98%	4.10%		4.21%	4.10%	3.91%
Expense waiver [4]	0.31%	0.32%		0.34%	0.32%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$164,536	$155,117		$151,877	$167,329	$213,304
Portfolio turnover	12%	13%		17%	22%	21%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fee and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,036.70	$2.77
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.48	$2.75

1 Expenses are equal to the Fund's annualized net expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

Management's Discussion of Fund
Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period was 3.69% for the Fund's Class A Shares. The total return of the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI), 1 a performance benchmark for the Fund, was 6.80% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCMIBI.

1 The Barclays Capital 7-Year Municipal Bond Index (BC7MB) is the broad-based securities market index for the fund. Effective September 1, 2009, the fund began using the BCMIBI and the Barclays Capital Municipal Bond Index (BCMB) as additional performance benchmarks for the fund. The total returns of the BC7MB and the BCMB were 7.01% and 5.67%, respectively, during the 12-month reporting period. Like the BCMIBI, the total returns of the BC7MB and the BCMB do not reflect actual cash flows, transition costs and other expenses, which are reflected in the fund's total return. The BCIMBI is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990, and a maturity range of 5 to 10 years. The BC7MB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of at Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990, and a maturity range of six to eight years. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BC7MB, BCMIBI and BCMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BC7MB, BCMIBI and BCMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The BC7MB, BCMIBI and BCMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

The Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 2,3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the Fund's performance relative to the BCMIBI.

The 3.69% total return of the Fund's Class A Shares for the reporting period consisted of 4.06% of tax-exempt dividends and -0.37% of price depreciation in the net asset value of the shares. 4

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Economic data at the end of the reporting period suggested that the economic contraction was bottoming. Consumer spending showed further signs of stabilizing but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate ("LIBOR") and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

4 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

Investors' flight-to-quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the United States.

Severe stress in the auto industry had a significant negative impact on Michigan's economy. Both General Motors and Chrysler went through bankruptcy reorganizations, and a number of their suppliers have sought bankruptcy protection as well. Many plants throughout the state have closed, and many of those which remain open have laid off workers. As of July 2009, the state's unemployment rate was 15.0%, well-above the national average and nearly double the rate of 8.5% a year earlier. Real estate had also suffered, as demonstrated by declining home prices and high foreclosure rates. The declining economy had an effect on the state and local governments in the form of declining tax revenues. As of the end of August 2009, the state had still not approved a budget for 2009-2010 and was struggling to close a $2.8 billion gap.

The ratings agencies responded to the state's declining finances. In March 2009, Moody's changed the outlook on Michigan's Aa3 rating from stable to negative. In August 2009, Fitch lowered the state's rating from AA- to A+. S&P's AA- rating remained unchanged.

New supply of tax-exempt municipal bonds in Michigan has fallen sharply. The Bond Buyer reports that issuance of new bonds for the first eight months of 2009 was down 38.7% compared to the same period in 2008.

DURATION 3

As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.59 years. Duration management was a significant component of the Fund's investment strategy and had a negative impact on the Fund's performance during the reporting period. As a result of the credit and liquidity-driven market events during the reporting period, duration was not as significant a contributor to Fund performance as credit quality and sector selection. The shorter a Fund's duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BCMIBI several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall, the Fund maintained a shorter duration relative to the duration of the BCMIBI. Since interest rates fell during the period, duration relative to the BCMIBI had a negative impact on the Fund's performance during the reporting period.

MATURITY AND YIELD CURVE

During the 12-month reporting period, the Fund generally invested in a larger range of maturities than the BCMIBI, with over 80% of its maturities ranging from 2 to 15 years. The best-performing securities in the market were generally from four to eight years; the Fund was helped by its exposure to this part of the yield curve. In addition, the Fund's longer maturity securities generally outperformed those in the BCMIBI positively contributing to performance.

SECTOR

During the 12-month reporting period, the Fund's sector allocation helped its performance relative to the BCMIBI. The Fund was overweight, as compared to the BCMIBI, general obligation and education bonds, both of which outperformed. The Fund was also overweight hospitals, which lagged the market as a whole. The Fund's status as a single-state fund also caused it to lag the Barclay's Capital Municipal Bond Index, another performance benchmark for the fund; overall, Michigan bonds underperformed their national counterparts. According to Barclay's Capital, the Michigan component of the Barclay's Capital Municipal Bond Index returned 3.56% for the 12 months ending August 31, versus 5.67% for the index as a whole.

CREDIT QUALITY 5

During the 12-month reporting period, the Fund was overweight, as compared to the BCMIBI, AAA and AA-rated bonds; 6 since these were the best-performing parts of the BCMIBI, credit allocation contributed positively to performance. Throughout the reporting period exposure to AAA and A-rated holdings increased and exposure to AA-rated securities decreased. Credit spreads increased significantly in the first half of the reporting period, and although they decreased during the latter part, they finished wider than at the beginning of the reporting period. While the widening of credit spreads had a negative impact on the market as a whole, the Fund's underweight position in lower credit quality holdings mitigated this impact.

5 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

6 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Michigan Intermediate Municipal Trust (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital 7-Year Municipal Bond Index (BC7MB), 2 Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI) 2 and Barclays Capital Municipal Bond Index (BCMB). 2

Average Annual Total Returns [3] for the Period Ended 8/31/2009
1 Year	0.53%
5 Years	2.47%
10 Years	4.19%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The BC7MB, BCMIBI and BCMB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BC7MB is the broad-based securities market index for the Fund. Effective September 1, 2009, the Fund began using the BCMIBI and the BCMB as additional performance benchmarks for the Fund. The BC7MB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of at Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990, and a maturity range of six to eight years. The BCIMBI is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990, and a maturity range of 5 to 10 years. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BC7MB, BCMIBI and BCMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BC7MB, BCMIBI and BCMB are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The BC7MB, BCMIBI and BCMB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary
Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
General Obligation - Local	43.7%
Hospital	12.4%
Pre-refunded	9.1%
Education	7.8%
Water and Sewer	6.5%
General Obligation - State	5.8%
Transportation	5.1%
Resource Recovery	2.3%
Public Power	1.7%
Lease	1.2%
Other [2]	4.5%
Other Assets and Liabilities - Net [3]	(0.1)%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underling obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 95.6% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount			Value
		MUNICIPAL BONDS--99.4%
		Michigan--99.4%
$1,000,000		Allendale, MI Public School District, UT GO Bonds, 5.00% (FSA INS), 5/1/2021	$1,066,570
500,000		Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (GTD by Q-SBLF), 5/1/2014	549,455
1,000,000		Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (GTD by Q-SBLF), 5/1/2017	1,098,910
365,000		Anchor Bay, MI School District, School Building & Site UT GO Bonds (Series II), 6.125% (FGIC and National Public Finance Guarantee Corporation INS), 5/1/2011	393,054
1,300,000		Ann Arbor, MI Public School District, School Building & Site UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2019	1,405,911
880,000		Ann Arbor, MI Water Supply System, Refunding Revenue Bonds (Series Y), 5.00% (National Public Finance Guarantee Corporation INS), 2/1/2010	894,758
955,000		Ann Arbor, MI, Court and Police Facilities LT GO Capital Improvement Bonds, 4.75%, 5/1/2025	1,004,612
1,125,000		Armada, MI Area Schools, School Building & Site UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2021	1,190,227
800,000		Avondale, MI School District, School Building & Site UT GO Bonds, 5.00% (GTD by Q-SBLF), 5/1/2010	821,304
1,000,000		Battle Creek, MI School District, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2022	1,059,320
725,000		Berkley, MI School District, Refunding UT GO Bonds (Series 2009), 5.00% (GTD by Q-SBLF)/(Assured Guaranty Corp. INS), 5/1/2019	802,843
1,000,000		Brandon School District, MI, UT GO School Building and Site Bonds, 5.00% (FSA INS), 5/1/2019	1,074,730
1,215,000		Bridgeport Spaulding, MI Community School District, UT GO Bonds, 5.50% (GTD by Q-SBLF), 5/1/2015	1,335,176
220,000		Calumet Laurium & Keweenah Public Schools, MI, UT GO Bonds, 3.75% (GTD by Q-SBLF)/(FSA INS), 5/1/2013	236,507
455,000		Calumet Laurium & Keweenah Public Schools, MI, UT GO Refunding Bonds, 4.00% (GTD by Q-SBLF)/(FSA INS), 5/1/2014	492,742
100,000		Canton Charter Township, MI, LT GO Bonds, 5.00% (FSA INS), 4/1/2014	112,096
1,245,000		Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (GTD by Q-SBLF), 5/1/2016	1,343,355
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$500,000		Chippewa Valley, MI Schools, UT GO Refunding Bonds, 5.00% (GTD by Q-SBLF)/(FSA INS), 5/1/2014	$555,185
1,000,000		Clarkston Community Schools, MI, UT GO Bonds, 5.25% (United States Treasury PRF 5/1/2013@100), 5/1/2029	1,132,900
515,000		Coldwater, MI Electric Utility, Refunding Revenue Bonds, 4.50% (Syncora Guarantee, Inc. INS), 8/1/2011	525,202
570,000		Coldwater, MI Electric Utility, Refunding Revenue Bonds, 4.50% (Syncora Guarantee, Inc. INS), 8/1/2013	574,355
1,400,000		Coopersville, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2021	1,482,572
1,250,000		Coopersville, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2022	1,315,725
1,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	1,114,840
1,500,000		Detroit, MI Sewage Disposal System, Refunding Revenue Bonds, 5.50% (National Public Finance Guarantee Corporation INS), 7/1/2016	1,583,685
1,000,000		Detroit, MI Water Supply System, Revenue Bonds (Series A), 5.00% (FSA INS), 7/1/2015	1,094,490
1,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 1999A), 5.75% (United States Treasury PRF 1/1/2010@101)/(Original Issue Yield: 5.84%), 7/1/2019	1,027,540
1,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2005-B), 5.50% (Berkshire Hathaway Assurance Corp. INS), 7/1/2020	1,091,970
2,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2006A), 5.00% (FSA INS), 7/1/2018	2,125,820
1,335,000		Detroit, MI, Refunding UT GO Bonds, 5.75% (FSA INS), 4/1/2010	1,351,634
1,000,000		Detroit, MI, UT GO Bonds (Series 1999A), 5.00% (FSA INS)/(Original Issue Yield: 5.16%), 4/1/2019	952,920
2,000,000		Detroit, MI, UT GO Bonds (Series 2008-A), 5.00% (Assured Guaranty Corp. INS), 4/1/2021	1,856,400
1,000,000		Detroit, MI, UT GO Bonds, (Series A-1), 5.375% (National Public Finance Guarantee Corporation INS), 4/1/2017	899,570
1,120,000		Detroit, MI, UT GO Bonds, (Series B), 5.00% (FSA INS), 4/1/2015	1,134,090
1,000,000		Detroit/Wayne County, MI Stadium Authority, Revenue Bonds, 5.25% (FGIC and National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 5.55%), 2/1/2011	1,001,190
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$2,000,000		Dickinson County, MI Economic Development Corp., Refunding PCRBs (Series 2004A), 4.80% (International Paper Co.), 11/1/2018	$1,853,940
1,925,000		East Grand Rapids, MI Public School District, Refunding UT GO Bonds (Series 2001), 5.50% (GTD by Q-SBLF), 5/1/2019	2,018,439
3,465,000		Eastern Michigan University Board of Regents, General Revenue Bonds (Series 2009C), 5.00% (Assured Guaranty Corp. INS), 2/15/2023	3,654,501
250,000		Essexville-Hampton, MI Public Schools, UT GO Refunding Bonds, 4.00% (GTD by Q-SBLF)/(FSA INS), 5/1/2014	266,950
1,335,000		Ferris State University, MI, General Revenue Bonds (Series 2009), 5.00% (Assured Guaranty Corp. INS), 10/1/2020	1,449,570
330,000		Fremont, MI Public School District, UT GO Refunding Bonds, 3.25% (GTD by Q-SBLF)/(FSA INS), 5/1/2013	348,912
1,005,000		Gerrish-Higgins School District, MI, School Building & Site UT GO Bonds (Series 2008), 5.00% (Assured Guaranty Corp. INS), 5/1/2021	1,093,832
1,055,000		Gerrish-Higgins School District, MI, School Building & Site UT GO Bonds (Series 2008), 5.00% (Assured Guaranty Corp. INS), 5/1/2022	1,137,986
395,000		Goodrich, MI Area School District, UT GO Refunding Bonds, 3.50% (GTD by Q-SBLF)/(FSA INS), 5/1/2013	414,695
1,350,000		Grand Haven, MI Area Public Schools, School Building & Site UT GO Bonds, 5.00% (GTD by Q-SBLF), 5/1/2020	1,485,364
245,000		Grand Haven, MI, UT GO Bonds, 3.75% (FSA INS), 4/1/2016	261,606
605,000		Grand Rapids & Kent County, MI Joint Building Authority, LT GO Refunding Bonds, 5.50%, 10/1/2009	607,505
1,415,000		Grand Rapids, MI Sanitary Sewer System, Improvement Revenue Bonds (Series 2008), 5.00%, 1/1/2023	1,524,762
1,650,000		Hartland, MI Consolidated School District, UT GO Bonds, 5.75% (GTD by Q-SBLF), 5/1/2010	1,700,902
1,375,000		Howell, MI Public Schools, Refunding UT GO Bonds (Series 2001), 5.25% (GTD by Q-SBLF), 5/1/2014	1,455,011
1,575,000		Howell, MI Public Schools, Refunding UT GO Bonds, 5.25% (GTD by Q-SBLF), 5/1/2017	1,659,971
2,000,000		Jackson County, MI Public Schools, UT GO Bonds, 5.60% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.70%), 5/1/2019	2,069,700
1,575,000		Jenison, MI Public Schools, UT GO Refunding Bonds, 5.25% (FGIC and National Public Finance Guarantee Corporation INS), 5/1/2011	1,669,972
1,000,000		Kalamazoo, MI Public Schools, Refunding Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,099,060
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,000,000		Kalamazoo, MI Regional Educational Services Agency, UT GO School Building and Site Bonds, 5.00%, 5/1/2019	$1,115,770
450,000		Kalamazoo, MI Water Revenue, Refunding Revenue Bonds, 5.00% (AMBAC INS), 9/1/2014	505,246
510,000		Kalamazoo, MI Water Revenue, Refunding Revenue Bonds, 5.00% (AMBAC INS), 9/1/2015	574,877
1,785,000		Kent County, MI Airport Revenue, LT GO Airport Revenue Bonds (Series 2007), 5.00% (Gerald R. Ford International Airport), 1/1/2021	1,935,154
1,345,000		Kent County, MI, Capital Improvement LT GO Bonds (Series 2004A), 5.00%, 12/1/2020	1,451,874
1,750,000		Kent County, MI, LT GO Bonds (Series 2009), 5.00%, 1/1/2025	1,876,647
600,000		Kent Hospital Finance Authority, MI, Refunding Revenue Bonds (Series B), 5.00% (Spectrum Health), 7/15/2011	632,208
1,700,000		Lake Superior State University, MI, General Revenue Bonds, 5.50% (AMBAC INS), 11/15/2021	1,714,195
2,275,000		Lakeview, MI Public School District, Refunding UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2017	2,526,842
1,000,000		Lansing, MI School District, Refunding School Building & Site UT GO Bonds, 5.00% (GTD by Q-SBLF), 5/1/2020	1,061,080
1,000,000		Marshall, MI Public School District, UT GO Refunding Bonds, 4.00% (Syncora Guarantee, Inc. INS), 5/1/2013	1,066,690
1,200,000		Marysville, MI Public School District, School Building & Site UT GO Bonds (Series 2007), 5.00% (FSA INS), 5/1/2022	1,271,184
2,000,000		Mattawan, MI Consolidated School District, UT GO Bonds, 5.65% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.67%), 5/1/2018	2,070,380
1,225,000		Michigan Municipal Bond Authority, 5.75% (Grand Rapids, MI), 5/1/2023	1,312,122
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2005B), 5.00% (Detroit, MI City School District)/(FSA INS), 6/1/2015	1,109,770
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2007B), 5.00% (AMBAC INS), 12/1/2013	1,022,420
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds (Series C), 5.00%, 5/1/2010	1,020,640
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds, 5.00%, 10/1/2013	1,119,760
1,000,000		Michigan State Building Authority, Facilities Program Refunding Revenue Bonds (Series 2001I), 5.50%, 10/15/2019	1,024,880
2,000,000	[1]	Michigan State Building Authority, Revenue Bonds (Series 2006 IA)/(FGIC and National Public Finance Guarantee Corporation INS) 4.77%, 10/15/2021	951,040
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,000,000		Michigan State Building Authority, Refunding Revenue Bonds (Series 2009I), 5.25% (Michigan State)/(Assured Guaranty Corp. INS), 10/15/2024	$1,024,400
1,000,000		Michigan State Building Authority, Refunding Revenue Bonds (Series I), 5.00% TOBs, Mandatory Tender 10/15/2011	1,014,530
1,100,000		Michigan State Building Authority, Refunding Revenue Bonds, (Series 1), 4.75% (Original Issue Yield: 4.98%), 10/15/2018	1,105,599
2,000,000		Michigan State Comprehensive Transportation Fund, Refunding Bonds (Series 2009), 5.25%, 5/15/2019	2,221,940
950,000		Michigan State Comprehensive Transportation Fund, Refunding Revenue Bonds (Series A), 5.50% (FSA INS), 5/15/2011	1,018,922
1,000,000		Michigan State Department of Transportation, Grant Anticipation Bonds, 4.25% (FSA INS), 9/15/2012	1,057,820
1,275,000		Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2007A), 5.00% (Oakwood Obligated Group), 7/15/2018	1,209,185
1,000,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2012	997,180
2,000,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2006A), 5.00% (MidMichigan Obligated Group), 4/15/2026	1,869,100
1,000,000		Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2021	928,140
1,300,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital Medical Center), 3/1/2016	1,318,434
1,000,000		Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	1,005,880
1,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 1993P), 5.375% (Sisters of Mercy Health System)/(United States Treasury COL)/(Original Issue Yield: 5.55%), 8/15/2014	1,104,360
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999A), 6.00% (Ascension Health Credit Group)/(National Public Finance Guarantee Corporation INS), 11/15/2011	2,035,720
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 2005C), 5.00% (McLaren Health Care Corp.), 8/1/2020	1,999,920
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Trinity Healthcare Credit Group), 12/1/2026	2,014,360
905,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series A), 5.00% (Marquette General Hospital, MI), 5/15/2010	907,045
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$530,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 5.00% (Oakwood Obligated Group), 7/15/2011	$535,507
250,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 5.00% (Henry Ford Health System, MI), 11/15/2014	251,267
250,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2012	260,010
500,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2017	505,330
450,000		Michigan State Hospital Financial Authority, Revenue Bonds (Series A), 4.15% (Holland Community Hospital), 1/1/2012	454,671
3,500,000	[1]	Michigan State House of Representatives, COP, 5.29% (Capitol Outlook LLC)/(United States Treasury COL)/(Original Issue Yield: 5.29%), 8/15/2022	1,996,085
195,000		Michigan State Housing Development Authority, MFH Revenue Bonds (Series B), 4.00% (FSA INS), 10/1/2012	196,572
145,000		Michigan State Housing Development Authority, MFH Revenue Bonds (Series B), 4.00% (FSA INS)/(Go of Authority LOC), 4/1/2012	146,272
210,000		Michigan State Housing Development Authority, MFH Revenue Bonds (Series B), 4.05% (FSA INS), 10/1/2013	211,378
100,000		Michigan State Housing Development Authority, MFH Revenue Bonds (Series B), 4.05% (FSA INS), 4/1/2013	100,637
500,000		Michigan State Housing Development Authority, MFH Revenue Bonds (Series D), 3.75%, 10/1/2011	503,480
500,000		Michigan State South Central Power Agency, Power Supply Refunding Revenue Bonds, 4.50% (AMBAC INS), 11/1/2011	526,995
1,000,000		Michigan State Strategic Fund, LT Obligation Refunding Revenue Bonds (Series 2008ET-2), 5.50% TOBs (Detroit Edison Co.), Mandatory Tender 8/1/2016	1,032,550
820,000		Michigan State Strategic Fund, Revenue Bonds (Series 2004), 5.00% (NSF International), 8/1/2013	848,823
2,000,000		Michigan State Strategic Fund, Revenue Bonds, 4.25% TOBs (Republic Services, Inc.), Mandatory Tender 4/1/2014	1,894,420
160,000		Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield: 5.422%), 7/1/2018	154,410
1,000,000		Michigan State Strategic Fund, Solid Disposal LT Obligation Refunding Revenue Bonds (Series 2002), 4.625% (Waste Management, Inc.), 12/1/2012	969,870
1,000,000		Michigan State Strategic Fund, Solid Waste Refunding LO Revenue Bonds, 4.50% (Waste Management, Inc.), 12/1/2013	953,380
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,000,000		Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (United States Treasury PRF 11/1/2011@100), 11/1/2018	$1,089,780
1,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC and National Public Finance Guarantee Corporation INS), 11/1/2014	1,102,520
1,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 9/1/2014	1,100,460
450,000		Michigan State University, Revenue Bonds (Series A), 4.00% (AMBAC INS), 2/15/2012	476,942
2,000,000		Michigan State, COP (Series A), 5.00% TOBs (National Public Finance Guarantee Corporation INS), Mandatory Tender 9/1/2011	2,000,380
2,000,000		Michigan State, Environmental Program & Refunding UT GO Bonds (Series 2008A), 5.00%, 5/1/2016	2,185,620
2,000,000		Michigan Technological University Board of Control, General Revenue & Revenue Refunding Bonds (Series 2008), 5.25% (Assured Guaranty Corp. INS), 10/1/2018	2,235,600
1,075,000		Mount Clemens, MI Community School District, UT GO Bonds, 5.50% (United States Treasury PRF 11/1/2011@100), 5/1/2012	1,181,490
500,000		Northview Michigan Public School District, Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2019	546,900
600,000		Novi, MI Community School District, School Building & Site UT GO Bonds, 4.00% (National Public Finance Guarantee Corporation INS), 5/1/2014	645,702
525,000		Ovid Elsie, MI Area Schools, UT GO Refunding Bonds, 4.00% (GTD by Q-SBLF)/(FSA INS), 5/1/2015	568,953
1,080,000		Plainwell, MI Community School District, School Building & Site UT GO Bonds (Series 2008), 5.00% (Assured Guaranty Corp. INS), 5/1/2020	1,171,811
250,000		Portage, MI Public Schools, UT GO Bonds, 3.25% (FSA INS), 5/1/2013	261,895
1,130,000		Romulus, MI Tax Increment Finance Authority, Recreation Center LT GO Bonds, 5.00% (FSA INS), 11/1/2022	1,197,574
1,100,000		Roseville, MI Community Schools, School Building & Site Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2021	1,164,878
1,000,000		Saginaw, MI Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2004G), 5.00% (Covenant Medical Center, Inc.), 7/1/2017	982,150
2,000,000		Saginaw, MI Hospital Finance Authority, Revenue Bonds, (Series F), 6.50% (Covenant Medical Center, Inc.)/(Original Issue Yield: 6.645%), 7/1/2030	2,008,460
675,000		South Lyon, MI Community School District, UT GO Bonds (Series II), 5.25% (United States Treasury PRF 5/1/2014@100), 5/1/2018	776,385
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,130,000		Taylor, MI Building Authority, Refunding LT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2015	$1,259,238
1,350,000		Thornapple Kellogg, MI School District, School Building & Site Refunding UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2022	1,430,082
1,250,000		Trenton, MI Building Authority, LT GO Bonds, 5.625% (United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 5.73%), 10/1/2021	1,332,125
2,000,000		Troy, MI City School District, School Building & Site UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2020	2,162,460
510,000		University of Michigan, Refunding Revenue Bonds, 5.00%, 12/1/2009	515,008
500,000		Utica, MI Community Schools, School Building and Site Refunding UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2017	563,635
1,625,000		Warren Woods, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,763,710
750,000		Warren, MI Consolidated School District, UT GO Refunding Bonds, 5.00% (FSA INS), 5/1/2016	823,493
1,000,000		Wayne County, MI Airport Authority, Revenue Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2009	1,003,530
2,000,000		Wayne State University, MI, General Refunding Revenue Bonds (Series 2008), 5.00% (FSA INS), 11/15/2019	2,188,600
1,000,000		Wayne Westland Community Schools, MI, UT GO Refunding Bonds, 5.00% (GTD by Q-SBLF)/(FSA INS), 5/1/2010	1,028,270
1,000,000		Western Michigan University, General Refunding Revenue Bonds (Series 2009), 5.25% (Assured Guaranty Corp. INS), 11/15/2019	1,112,760
25,000		Whitehall, MI District Schools, UT GO Bonds, 5.50% (United States Treasury PRF 11/1/2011@100), 5/1/2016	27,414
600,000		Wyandotte, MI Electric Authority, Revenue Bonds (Series A), 4.50% (National Public Finance Guarantee Corporation INS), 10/1/2011	612,810
600,000		Wyandotte, MI Electric Authority, Revenue Bonds (Series A), 5.00% (National Public Finance Guarantee Corporation INS), 10/1/2012	619,806
2,350,000		Ypsilanti, MI School District, UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2023	2,476,736
2,190,000		Ypsilanti, MI School District, UT GO Refunding Bonds (Series 2009), 5.00% (GTD by Q-SBLF)/(Assured Guaranty Corp. INS), 5/1/2017	2,355,717
280,000		Zeeland, MI Water Systems, Refunding Revenue Bonds, 4.00%, 10/1/2009	280,454
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $160,777,730)	163,464,655
Principal Amount			Value
		SHORT-TERM MUNICIPAL--0.7% [2]
		Michigan--0.7%
$1,200,000		Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.)/(Bank of America N.A. LOC), 0.280%, 9/3/2009 (AT AMORTIZED COST)	$1,200,000
		TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $161,977,730) [3]	164,664,655
		OTHER ASSETS AND LIABILITIES - NET--(0.1)% [4]	(128,830)
		TOTAL NET ASSETS--100%	$164,535,825

Securities that are subject to the federal alternative minimum tax (AMT) represent 6.0% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Zero coupon bond, reflects effective rate at time of purchase.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $161,960,614.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$163,464,655	$--	$163,464,655
Short-Term Municipal	--	1,200,000	--	1,200,000
TOTAL SECURITIES	$--	$164,664,655	$--	$164,664,655

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificate of Participation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
Q-SBLF	--Qualified State Bond Loan Fund
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $161,977,730)		$164,664,655
Cash		63,049
Income receivable		2,261,283
Receivable for shares sold		560,974
TOTAL ASSETS		167,549,961
Liabilities:
Payable for investments purchased	$2,346,848
Payable for shares redeemed	333,361
Income distribution payable	265,537
Payable for Directors'/Trustees' fees	338
Payable for shareholder services fee (Note 5)	38,302
Accrued expenses	29,750
TOTAL LIABILITIES		3,014,136
Net assets for 15,237,465 shares outstanding		$164,535,825
Net Assets Consist of:
Paid-in capital		$163,895,448
Net unrealized appreciation of investments		2,686,925
Accumulated net realized loss on investments and futures contracts		(2,072,406)
Undistributed net investment income		25,858
TOTAL NET ASSETS		$164,535,825
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($164,535,825 ÷ 15,237,465 shares outstanding), no par value, unlimited shares authorized		$10.80
Offering price per share (100/97.00 of $10.80)		$11.13
Redemption proceeds per share		$10.80

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$7,243,184
Expenses:
Investment adviser fee (Note 5)		$640,168
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		7,525
Transfer and dividend disbursing agent fees and expenses		42,507
Directors'/Trustees' fees		2,730
Auditing fees		20,499
Legal fees		4,574
Portfolio accounting fees		66,078
Shareholder services fee (Note 5)		370,402
Account administration fee		18,079
Share registration costs		21,218
Printing and postage		17,886
Insurance premiums		4,692
Miscellaneous		1,236
TOTAL EXPENSES		1,367,594
Waivers (Note 5):
Waiver of investment adviser fee	$(472,148)
Waiver of administrative personnel and services fee	(23,398)
TOTAL WAIVERS		(495,546)
Net expenses			872,048
Net investment income			6,371,136
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(915,758)
Net change in unrealized appreciation of investments			437,828
Net realized and unrealized loss on investments			(477,930)
Change in net assets resulting from operations			$5,893,206

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,371,136	$6,345,708
Net realized gain (loss) on investments	(915,758)	339,470
Net change in unrealized appreciation/depreciation of investments	437,828	(324,707)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,893,206	6,360,471
Distributions to Shareholders:
Distributions from net investment income	(6,380,325)	(6,335,046)
Share Transactions:
Proceeds from sale of shares	23,813,399	33,426,415
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Michigan Municipal Bond Fund	38,521,678	--
Net asset value of shares issued to shareholders in payment of distributions declared	3,340,239	4,019,791
Cost of shares redeemed	(55,769,377)	(34,231,549)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,905,939	3,214,657
Change in net assets	9,418,820	3,240,082
Net Assets:
Beginning of period	155,117,005	151,876,923
End of period (including undistributed net investment income of $25,858 and $122, respectively)	$164,535,825	$155,117,005

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

On November 21, 2008, Federated Michigan Intermediate Municipal Trust received assets from Fifth Third Michigan Municipal Bond Fund as the result of a tax-free reorganization, as follows:

Shares of Federated Michigan Intermediate Municipal Trust Issued	Fifth Third Michigan Municipal Bond Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Federated Michigan Intermediate Municipal Trust Immediately Prior to Combination	Net Assets of Federated Michigan Intermediate Municipal Trust Immediately After Combination
3,672,228	$38,521,678	$39,485	$138,381,074	$176,902,752

1 Unrealized Appreciation is included in the Fifth Third Michigan Municipal Bond Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for municipal mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2009	2008
Shares sold	2,247,858	3,064,275
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Michigan Municipal Bond Fund	3,672,228	--
Shares issued to shareholders in payment of distributions declared	315,912	369,522
Shares redeemed	(5,307,210)	(3,133,678)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	928,788	300,119

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for capital loss carryforwards acquired from Fifth Third Michigan Municipal Bond Fund and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$328,696	$34,925	$(363,621)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$6,380,325	$6,335,046

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$25,858
Net unrealized appreciation	$2,704,041
Capital loss carryforwards and deferrals	$(2,089,522)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2009, the cost of investments for federal tax purposes was $161,960,614. The net unrealized appreciation of investments for federal tax purposes was $2,704,041. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,375,045 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,671,004.

At August 31, 2009, the Fund had a capital loss carryforward of $1,231,054 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2013	$872,337
2014	$279,176
2016	$ 10,927
2017	$ 68,614

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $858,468 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived $472,148 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $23,398 of its fee. The net fee paid to FAS was 0.079% of average daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC received $2,238 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $37,300,000 and $37,700,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.54% for the fiscal year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$18,861,654
Sales	$43,844,750

7. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 53.3% of the securities in the Portfolio of Investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 18.8% of total investments.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2009, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Michigan Intermediate Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Michigan Intermediate Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manage time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923302

G01106-03 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	2009		2008		2007		2006	[1]	2005
Net Asset Value, Beginning of Period	$10.34		$10.52		$10.85		$11.07		$11.05
Income From Investment Operations:
Net investment income	0.45		0.45		0.47		0.48		0.47
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.02)		(0.18)		(0.33)		(0.22)		0.02
TOTAL FROM INVESTMENT OPERATIONS	0.43		0.27		0.14		0.26		0.49
Less Distributions:
Distributions from net investment income	(0.45)		(0.45)		(0.47)		(0.48)		(0.47)
Net Asset Value, End of Period	$10.32		$10.34		$10.52		$10.85		$11.07
Total Return [2]	4.42%		2.57%		1.28%		2.48	% [3]	4.57%

Ratios to Average Net Assets:
Net expenses	0.79	% [4]	0.79	% [4]	0.84	% [5]	0.74%		0.78%
Net investment income	4.53%		4.26%		4.37%		4.45%		4.29%
Expense waiver/reimbursement [6]	0.61%		0.66%		0.77%		0.76%		0.63%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,109		$56,293		$48,740		$47,174		$62,000
Portfolio turnover	29%		19%		21%		13%		12%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.06% on the total return.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended August 31, 2009 and 2008, are 0.79% and 0.79%, respectively, after taking into account these expense reductions.

5 Includes 0.05% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,062.50	$4.11
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.22	$4.02

1 Expenses are equal to the Fund's annualized net expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period, was 4.42% for the Fund's Class A Shares. The total returns of the Barclays Capital North Carolina Municipal Bond Index (BCNCMB), 1 the Fund's benchmark index, and the Barclays Capital Municipal Bond Index (BCMB), 1 another performance benchmark for the Fund, were 7.08% and 5.67%, respectively, during the 12-month reporting period. The average total return of the Lipper North Carolina Municipal Debt Funds Average (Average), 2 an additional performance benchmark for the Fund, was 2.98% during the 12-month reporting period. The Fund outperformed the Average in total return and income. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCNCMB or BCMB.

1 Effective September 1, 2009, the broad-based securities market index for the Fund was changed from the BCMB to the BCNCMB because the BCNCMB is more representative of the Fund's portfolio. The BCNCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of North Carolina. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNCMB and BCMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCNCMB and BCMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCNCMB and BCMB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. They do not reflect sales charges.

The Fund's investment strategy focused on: (a) purchase of intermediate to long-term, tax-exempt municipal bonds to seek to capture the potential income advantages of such securities relative to bonds with shorter maturities due to the upward sloping yield curve (the yield curve shows the relative yield of similar securities with different maturities); (b) strategic allocation of the bond portfolio in low investment-grade and noninvestment-grade, tax-exempt municipal bonds, or equivalents, to seek incremental return from the typically higher yields available in such securities; 3 (c) allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) active adjustment of the Fund's duration (which indicates the portfolio's sensitivity to changes in interest rates). 4,5 These were the most significant factors affecting the Fund's performance during the 12-month reporting period.

The 4.42% total return of the Fund's Class A Shares for the reporting period consisted of 4.61% return from tax-exempt dividends and reinvestments, and -0.19% depreciation in the net asset value of its shares. 6

3 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 Duration is a measure of a security's sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities with shorter durations.

6 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Economic data at the end of the reporting period suggested that the economic contraction was bottoming. Consumer spending showed further signs of stabilizing, but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate ("LIBOR") and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

Investors' flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was slightly steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the Federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the United States.

Like the rest of the nation, North Carolina faced stresses during the 12-month reporting period from the ongoing credit crisis, a depreciating housing market and a volatile job market. At the end of July 2009, the unemployment rate in the state was 11.0%, up from 6.3% a year earlier. Debt levels continued to rise, but remained moderate compared to those of other states. However, strong executive management and conservative budget assumptions seemed to help the state manage its long term pressures. The state's Aaa/AAA/AAA ratings on its general obligation debt from Moody's, S&P and Fitch, respectively, remained intact.

MATURITY AND YIELD CURVE

The Fund had a maturity structure profile that was similar to, but longer than, the BCNCMB during the 12-month reporting period. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined more than longer bonds. The Fund increased its holdings of shorter maturity bonds relative to the BCNCMB. This contributed positively to the return for the Fund during the reporting period.

CREDIT QUALITY 7

During the 12-month reporting period, lower-investment and noninvestment-grade, tax-exempt municipal debt underperformed due to a lack of demand and increasing perceptions of credit risk. The widening of credit spreads between lower-quality, tax-exempt municipal bonds and high-quality, tax-exempt municipal bonds hurt the Fund's performance because of the Fund's holdings in low investment-grade, tax-exempt municipal bonds (bonds rated BBB or unrated bonds of comparable quality) and noninvestment-grade, tax-exempt municipal bonds, which averaged over 26% of the Fund's portfolio during the reporting period.

7 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

SECTOR

During the 12-month reporting period, the Fund allocated a sizable portion of its portfolio (more than 26%) to hospital and senior care bonds, which were among the weaker performing sectors. In addition, there were securities in the insured sector that underperformed. These allocations negatively impacted the Fund's performance. The Fund also allocated a significant percentage of the portfolio (13%) to refunded tax-exempt municipal bonds (bonds for which the principal and interest rate payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The exposure to refunded bonds had a positive impact on relative performance (versus the Average, the Fund's competitor group) due to the smaller decrease in price of refunded bonds as compared to other sectors.

DURATION

As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 6.24 years. Duration management remained a significant component of the Fund's investment strategy. However, as a result of the credit and liquidity-driven market events during the reporting period, duration did not contribute as significantly to Fund performance as credit quality and sector selection. The shorter a fund's duration is relative to an index, the less its net asset value will react as interest rates change. Throughout the reporting period, the Fund's average duration was longer than the BCNCMB. Since rates fell during the period, duration relative to the BCNCMB had a positive impact on the Fund's performance during the reporting period.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated North Carolina Municipal Income Fund 2 (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital North Carolina Municipal Bond Index (BCNCMB), 3 the Barclays Capital Municipal Bond Index (BCMB) 3 and the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA). 4

Average Annual Total Returns [5] for the Period Ended 8/31/2009
1 Year	(0.31)%
5 Years	2.11%
10 Years	3.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCNCMB and the LNCMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 Federated North Carolina Municipal Income Fund is the successor to CCB North Carolina Municipal Securities Fund. The quoted performance data includes performance of the CCB North Carolina Municipal Securities Fund for the period from August 31, 1996 to July 23, 1999, as adjusted to reflect the Fund's expenses. The CCB North Carolina Municipal Securities Fund was reorganized as a portfolio of the Trust on July 23, 1999.

3 Effective September 1, 2009, the broad-based securities market index for the Fund was changed from the BCMB to the BCNCMB because the BCNCMB is more representative of the Fund's portfolio. The BCNCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of North Carolina. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCNCMB and BCMB include both zero coupon bonds and bonds subject to the alternative minimum tax. The BCNCMB and BCMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCNCMB and BCMB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

4 The LNCMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
General Obligation - Local	20.3%
Hospital	20.1%
Education	15.9%
Water and Sewer	13.4%
Pre-refunded	12.8%
Senior Care	5.9%
Public Power	5.1%
General Obligation - State	3.2%
Transportation	1.3%
Multi-Family Housing	0.7%
Other [2,3]	0.0%
Other Assets and Liabilities - Net [4]	1.3%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 98.7% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Represents less than 0.1%.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount		Value
	MUNICIPAL BONDS--97.7%
	North Carolina--94.5%
$1,190,000	Appalachian State University, NC, Parking System Revenue Bonds, 5.625% (United States Treasury PRF 7/15/2010@101)/(Original Issue Yield: 5.65%), 7/15/2025	$1,254,427
2,000,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue Bonds (Series 2008), 5.00%, 8/1/2028	2,133,240
1,000,000	Charlotte, NC Water & Sewer System, Water & Sewer Revenue Bonds (Series 2008), 5.00%, 7/1/2028	1,078,380
1,000,000	Charlotte, NC Water & Sewer System, Water & Sewer Revenue Bonds (Series 2009), 5.25%, 7/1/2030	1,093,940
335,000	Charlotte, NC, UT GO Bonds, 5.00%, 8/1/2017	393,076
1,385,000	Charlotte, NC, UT GO Refunding Bonds, 5.00%, 8/1/2020	1,590,576
500,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue & Refunding Bonds (Series 2007A), 5.00% (Carolinas HealthCare System)/ (Original Issue Yield: 5.09%), 1/15/2031	494,790
500,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue Refunding Bonds (Series 2008A), 5.25% (Carolinas HealthCare System), 1/15/2024	529,435
500,000	Craven County, NC, COPs (Series 2007), 5.00% (National Public Finance Guarantee Corporation INS), 6/1/2027	514,195
1,000,000	Cumberland County, NC, Refunding COPs (Series 2009B), 5.00%, 12/1/2024	1,080,910
530,000	Durham, NC, Refunding UT GO Bonds, 5.00%, 4/1/2020	599,409
1,000,000	Fayetteville, NC Public Works Commission, Revenue Bonds (Series 1999), 5.70% (United States Treasury PRF 3/1/2010@101)/(Original Issue Yield: 5.79%), 3/1/2019	1,036,740
1,000,000	Forsyth County, NC, GO School Bonds (Series 2008), 4.375% (Original Issue Yield: 4.45%), 5/1/2027	1,033,110
500,000	Greenville, NC Combined Enterprise System, Revenue Bonds (Series 2008A), 5.00% (FSA, Inc. INS), 11/1/2025	531,790
800,000	High Point, NC Combined Enterprise System, Revenue Bonds (Series 2008), 5.00% (FSA, Inc. INS), 11/1/2028	842,008
500,000	Iredell County, NC, COPs (Series 2008), 5.125% (FSA, Inc. INS)/(Original Issue Yield: 5.13%), 6/1/2027	532,035
500,000	Johnston Memorial Hospital Authority, NC, FHA INS Mortgage Revenue Bonds (Series 2008), 5.25% (Johnston Memorial Hospital)/(FSA, Inc. INS), 10/1/2024	525,710
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$2,000,000	New Hanover County, NC, GO Refunding Bonds (Series 2009A), 5.00%, 12/1/2020	$2,339,220
2,000,000	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds (Series 2009), 5.00% (Wake Forest University), 1/1/2038	2,080,040
1,000,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Series 2005A), 5.00% (Duke University), 10/1/2041	1,014,620
1,000,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Series 2009B), 5.00% (Duke University), 10/1/2038	1,036,170
500,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	518,855
500,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 1999D), 6.70%, 1/1/2019	508,540
500,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009A), 5.50%, 1/1/2026	518,425
260,000	North Carolina Medical Care Commission, FHA INS Mortgage Revenue Bonds (Series 2003), 5.375% (Betsy Johnson Regional Hospital)/(FSA, Inc. INS), 10/1/2024	264,316
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2001), 6.625% (Moravian Homes, Inc.)/(United States Treasury PRF 4/1/2011@101)/(Original Issue Yield: 7.00%), 4/1/2031	547,735
250,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2005A), 6.00% (Pennybyrn at Maryfield), 10/1/2023	196,800
1,500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2036	1,259,205
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.25% (Arbor Acres Community)/(United States Treasury PRF 3/1/2012@101)/(Original Issue Yield: 6.40%), 3/1/2027	562,880
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.875% (Presbyterian Homes, Inc.)/(United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 7.00%), 10/1/2021	537,565
1,000,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 1999), 6.25% (Stanly Memorial Hospital Project)/(Original Issue Yield: 6.40%), 10/1/2019	1,000,550
250,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.33%), 1/1/2021	251,015
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$200,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.38%), 1/1/2022	$200,506
1,205,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2004A), 5.25% (Cleveland Community Healthcare)/(AMBAC INS), 7/1/2021	1,204,385
1,230,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Hugh Chatham Memorial Hospital)/(Radian Asset Assurance, Inc. INS), 10/1/2019	1,202,054
625,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Scotland Memorial Hospital)/(Radian Asset Assurance, Inc. INS)/ (Original Issue Yield: 5.593%), 10/1/2019	625,356
500,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds (Series 2008D), 6.25% (University Health Systems of Eastern Carolina)/(Original Issue Yield: 6.75%), 12/1/2033	536,595
400,000	North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	358,308
700,000	North Carolina Medical Care Commission, Health System Revenue Bonds, 5.00% (Mission Health, Inc.), 10/1/2036	680,743
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2000), 5.50% (Northeast Medical Center)/(United States Treasury PRF 11/1/2010@101)/(Original Issue Yield: 5.74%), 11/1/2025	1,062,810
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 6.125% (Southeastern Regional Medical Center)/(Original Issue Yield: 6.25%), 6/1/2019	1,017,030
685,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 5.50% (Maria Parham Medical Center)/(Radian Asset Assurance, Inc. INS), 10/1/2018	588,572
250,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2002), 6.25% (Forest at Duke)/(United States Treasury PRF 9/1/2012@100)/(Original Issue Yield: 6.35%), 9/1/2021	284,155
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2003A), 6.375% (Givens Estates)/(United States Treasury PRF 7/1/2013@101)/(Original Issue Yield: 6.50%), 7/1/2023	592,090
550,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2004C), 6.00% (Cypress Glen)/(Original Issue Yield: 6.092%), 10/1/2033	405,993
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2005A), 5.50% (United Methodist Retirement Homes)/ (Original Issue Yield: 5.55%), 10/1/2035	399,090
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$250,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Refunding Bonds (Series 2007), 5.125% (Forest at Duke), 9/1/2032	$214,840
500,000	North Carolina Medical Care Commission, Revenue Refunding Bonds (Series 2006B), 5.20% (Presbyterian Homes, Inc.), 10/1/2021	445,365
1,000,000	North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 1999B), 6.50% (Original Issue Yield: 6.73%), 1/1/2020	1,016,920
500,000	North Carolina State, Grant Anticipation Revenue Vehicle Bonds (Series 2007), 5.00% (National Public Finance Guarantee Corporation INS), 3/1/2019	551,665
1,000,000	Northern Hospital District of Surry County, NC, Health Care Facilities Revenue Refunding Bonds (Series 2001), 5.10% (Northern Hospital of Surry County)/ (Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.242%), 10/1/2021	923,370
1,020,000	Onslow County, NC, School UT GO Bonds, 5.00%, 4/1/2021	1,138,565
1,000,000	Pitt County, NC, COPs, 5.00% (National Public Finance Guarantee Corporation INS), 4/1/2025	1,033,080
500,000	Pitt County, NC, Refunding Bonds, 5.25% (Pitt County Memorial Hospital)/ (Escrowed In Treasuries COL)/(Original Issue Yield: 5.85%), 12/1/2021	527,495
500,000	Raleigh & Durham, NC Airport Authority, Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 5/1/2030	503,890
500,000	Randolph County, NC, COPs (Series 2007), 5.00% (AMBAC INS), 2/1/2027	510,850
850,000	University of North Carolina at Chapel Hill, Refunding General Revenue Bonds (Series 2005A), 5.00%, 12/1/2034	874,735
500,000	University of North Carolina at Chapel Hill, Revenue Bonds (Series 2007), 5.00%, 12/1/2036	516,690
500,000	University of North Carolina System Pool, Revenue Bonds (Series 2006B), 4.25% (National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 4.38%), 10/1/2033	426,785
500,000	University of North Carolina Wilmington, COPs (Series 2008), 5.00% (Assured Guaranty Corp. INS), 6/1/2022	539,065
525,000	University of North Carolina Wilmington, COPs, 5.25% (FGIC and National Public Finance Guarantee Corporation INS), 6/1/2022	553,114
250,000	Wilmington, NC Storm Water Fee, Revenue Bonds, 5.00% (AMBAC INS), 6/1/2033	253,995
250,000	Winston-Salem, NC Water & Sewer System, Water & Sewer System Revenue Bonds (Series 2009), 5.00%, 6/1/2028	270,635
	TOTAL	47,358,453
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--2.3%
$1,000,000	Commonwealth of Puerto Rico, Public Improvement GO Bonds (Series 2008A), 5.50%, 7/1/2018	$1,025,580
170,000	Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	149,554
	TOTAL	1,175,134
	Virgin Islands--0.9%
500,000	University of the Virgin Islands, UT GO Bonds (Series A), 5.375% (Original Issue Yield: 5.43%), 6/1/2034	439,515
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $48,782,028)	48,973,102
	SHORT-TERM MUNICIPALS--1.0% [1]
	North Carolina--1.0%
500,000	North Carolina Capital Facilities Finance Agency, (Series 2008) Weekly VRDNs (High Point University)/(Branch Banking & Trust Co. LOC), 0.330%, 9/3/2009 (AT AMORTIZED COST)	500,000
	TOTAL MUNICIPAL INVESTMENTS--98.7% (IDENTIFIED COST $49,282,028) [2]	49,473,102
	OTHER ASSETS AND LIABILITIES - NET--1.3% [3]	635,547
	TOTAL NET ASSETS--100%	$50,108,649

On August 31, 2009, the Fund held no securities that were subject to the federal alternative minimum tax (AMT).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $49,278,439.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2 Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$48,973,102	$--	$48,973,102
Short-Term Municipals	--	500,000	--	500,000
TOTAL SECURITIES	$--	$49,473,102	$--	$49,473,102

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GO	--General Obligation
INS	--Insured
LOC	--Letters of Credit
PRF	--Pre-refunded
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $49,282,028)		$49,473,102
Cash		47,654
Income receivable		704,813
Receivable for shares sold		42,280
TOTAL ASSETS		50,267,849
Liabilities:
Income distribution payable	$66,040
Payable for shares redeemed	39,129
Payable for portfolio accounting fees	27,738
Payable for shareholder services fee (Note 5)	10,500
Payable for transfer and dividend disbursing agent fees and expenses	5,556
Payable for legal fees	3,916
Accrued expenses	6,321
TOTAL LIABILITIES		159,200
Net assets for 4,853,504 shares outstanding		$50,108,649
Net Assets Consist of:
Paid-in capital		$51,536,506
Net unrealized appreciation of investments		191,074
Accumulated net realized loss on investments, futures contracts and swap contracts		(1,618,936)
Undistributed net investment income		5
TOTAL NET ASSETS		$50,108,649
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($50,108,649 ÷ 4,853,504 shares outstanding), no par value, unlimited shares authorized		$10.32
Offering price per share (100/95.50 of $10.32)		$10.81
Redemption proceeds per share		$10.32

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$2,723,865
Expenses:
Investment adviser fee (Note 5)		$204,572
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		7,180
Transfer and dividend disbursing agent fees and expenses		29,713
Directors'/Trustees' fees		2,063
Auditing fees		20,500
Legal fees		6,752
Portfolio accounting fees		105,017
Distribution services fee (Note 5)		25,572
Shareholder services fee (Note 5)		126,527
Share registration costs		19,960
Printing and postage		16,462
Insurance premiums		4,471
Miscellaneous		1,014
TOTAL EXPENSES		719,803
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(204,572)
Waiver of administrative personnel and services fee (Note 5)	(24,489)
Reduction of custodian fees (Note 6)	(234)
Waiver of distribution services fee (Note 5)	(25,572)
Reimbursement of other operating expenses (Note 5)	(58,625)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(313,492)
Net expenses			406,311
Net investment income			2,317,554
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(751,485)
Net change in unrealized appreciation of investments			15,486
Net realized and unrealized loss on investments			(735,999)
Change in net assets resulting from operations			$1,581,555

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,317,554	$2,157,939
Net realized loss on investments and swap contracts	(751,485)	(179,209)
Net change in unrealized appreciation/depreciation of investments	15,486	(693,624)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,581,555	1,285,106
Distributions to Shareholders:
Distributions from net investment income	(2,313,474)	(2,157,894)
Share Transactions:
Proceeds from sale of shares	12,440,341	23,864,998
Net asset value of shares issued to shareholders in payment of distributions declared	1,293,111	1,399,009
Cost of shares redeemed	(19,186,139)	(16,838,263)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(5,452,687)	8,425,744
Change in net assets	(6,184,606)	7,552,956
Net Assets:
Beginning of period	56,293,255	48,740,299
End of period (including undistributed (distributions in excess of) net investment income of $5 and $(121), respectively)	$50,108,649	$56,293,255

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated North Carolina Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. Interest from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage duration. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At August 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2009	2008
Shares sold	1,245,537	2,281,335
Shares issued to shareholders in payment of distributions declared	130,274	133,893
Shares redeemed	(1,965,718)	(1,605,396)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(589,907)	809,832

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,954)	$3,954

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$2,313,474	$2,157,894

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$5
Net unrealized appreciation	$194,663
Capital loss carryforwards and deferrals	$(1,622,525)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2009, the cost of investments for federal tax purposes was $49,278,439. The net unrealized appreciation of investments for federal tax purposes was $194,663. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,315,385 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,120,722.

At August 31, 2009, the Fund had a capital loss carryforward of $872,500 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$241,799
2013	$451,499
2016	$ 686
2017	$ 178,516

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $750,025 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived its entire fee of $204,572 and voluntarily reimbursed $58,625 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $24,489 of its fee. The net fee paid to FAS was 0.246% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FSC voluntarily waived its entire fee of $25,572. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemptions proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $9,595 in sales charges from the sale of the Fund's Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC received $4,611 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $18,435,000 and $24,535,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.85% for the year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the custodian for the Fund, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2009, the Fund's expenses were reduced by $234 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2009, were as follows:

Purchases	$14,298,938
Sales	$15,105,518

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 24.5% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 6.7% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. SUBSEQUENT EVENTS

According to a Prospectus/Proxy Statement mailed to Fund shareholders as of the record date, September 25, 2009, a special meeting of the shareholders of the Fund will be held on November 20, 2009, for the purpose of approving or disapproving a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Securities Fund, Inc. would acquire the assets of the Fund in complete liquidation and dissolution/termination of the Fund. If the Agreement and Plan of Reorganization is approved at the special meeting of the shareholders of the Fund, the Fund will terminate on or about December 4, 2009.

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

13. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2009, 100.0% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated North Carolina Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated North Carolina Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since June 1999. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923500

28993 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008		2007		2006	[1]	2005
Net Asset Value, Beginning of Period	$9.98	$10.36		$10.73		$10.83		$10.65
Income From Investment Operations:
Net investment income	0.41	0.43		0.44		0.45		0.45
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.27)	(0.38)		(0.37)		(0.10)		0.18
TOTAL FROM INVESTMENT OPERATIONS	0.14	0.05		0.07		0.35		0.63
Less Distributions:
Distributions from net investment income	(0.41)	(0.43)		(0.44)		(0.45)		(0.45)
Net Asset Value, End of Period	$9.71	$ 9.98		$10.36		$10.73		$10.83
Total Return [2]	1.68%	0.53%		0.57%		3.30	% [3]	6.03%

Ratios to Average Net Assets:
Net expenses	0.76%	0.76	% [4]	0.80	% [5]	0.70%		0.60%
Net investment income	4.40%	4.25%		4.09%		4.19%		4.19%
Expense waiver/reimbursement [6]	1.02%	0.89%		0.85%		1.06%		1.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,334	$32,288		$36,867		$26,962		$26,307
Portfolio turnover	12%	20%		21%		37%		20%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund's Class A Shares were reimbursed by an affiliated shareholder services provider, which had an impact of 0.03% on the total return.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.76% after taking into account these expense reductions.

5 Includes 0.04% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008		2007		2006 [1]	2005
Net Asset Value, Beginning of Period	$9.98	$10.36		$10.73		$10.83	$10.65
Income From Investment Operations:
Net investment income	0.34	0.36		0.36		0.36	0.37
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.27)	(0.38)		(0.37)		(0.10)	0.18
TOTAL FROM INVESTMENT OPERATIONS	0.07	(0.02)		(0.01)		0.26	0.55
Less Distributions:
Distributions from net investment income	(0.34)	(0.36)		(0.36)		(0.36)	(0.37)
Net Asset Value, End of Period	$9.71	$ 9.98		$10.36		$10.73	$10.83
Total Return [2]	0.91%	(0.23)%		(0.19)%		2.47%	5.21%

Ratios to Average Net Assets:
Net expenses	1.52%	1.52	% [3]	1.56	% [4]	1.51%	1.37%
Net investment income	3.65%	3.50%		3.33%		3.38%	3.42%
Expense waiver/reimbursement [5]	0.96%	0.70%		0.60%		0.78%	0.83%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,511	$12,936		$15,951		$19,512	$22,304
Portfolio turnover	12%	20%		21%		37%	20%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.52% after taking into account these expense reductions.

4 Includes 0.04% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,074.50	$3.97
Class B Shares	$1,000	$1,070.40	$7.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.87
Class B Shares	$1,000	$1,017.54	$7.73

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.76%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The Fund's total return, based on net asset value, for the 12-month reporting period was 1.68% for the Fund's Class A Shares and 0.91% for the Fund's Class B Shares. The total return of the Barclays Capital New York Municipal Bond Index (BCNYMB), 1 the Fund's benchmark index, was 5.72% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCNYMB.

The Fund's investment strategy focused on: (a) managing the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 2,3 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (c) the credit ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the Fund's performance relative to the BCNYMB.

The following discussion focuses on the performance of the Fund's Class A Shares. The 1.68% total return of the Class A Shares for the reporting period consisted of 4.39% of tax-exempt dividends and reinvestments and 2.71% of price depreciation in the net asset value of the shares. 4

1 The BCNYMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCNYMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCNYMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCNYMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

4 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Economic data at the end of the reporting period suggested that the economic contraction is bottoming. Consumer spending showed further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short-term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate ("LIBOR") and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

Investors' flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the Federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the United States.

Because of the high tax rate on unearned income and the large concentration of wealth within the state, the demand for New York tax-exempt bonds remained strong. During the reporting period, the finance, real estate and insurance sectors, which are very important to the New York City and State economies, were under considerable pressure as a result of the decline in the housing and asset-backed securities markets. Due to improved budgeting and revenue forecasting techniques, New York and New York City have been better able to make adjustments as economic conditions change. However, the state underwent a prolonged and politically disruptive budget process which resulted in considerable spending cuts and "one time" revenue enhancements that resulted in a balanced budget.

DURATION

As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 6.66 years. Duration management continued to be a significant component of the Fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BCNYMB several times during the reporting period to seek to take advantage of the expectations concerning the Fed's response to deterioration in the global economy and the markets' apparent concerns about potential deflation. Overall, the Fund maintained its duration longer than the duration of the BCNYMB and the Morningstar Municipal New York Long Funds Average (MMNYLFA). 5 As a result of the general decline in interest rates due to the slowing of the U.S. economy and the steep decline in the federal funds target rate during the reporting period, duration was a positive contributor to Fund performance.

SECTOR

During the 12-month reporting period, the Fund maintained a higher portfolio allocation to securities issued by hospitals and continuing care retirement centers and higher education debt. These allocations hurt the Fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and general obligation bonds. The Fund increased its exposure to general obligation bonds issued by cities, states and school districts and this allocation to higher-quality, tax-exempt municipal debt had a positive performance impact on the fund during the reporting period as investors moved into higher-quality assets over the period such as general obligation debt, which pushed prices higher. The Fund was also underweight Tobacco Settlement bonds, which also had a positive performance impact due to that sector's negative price reaction to continued litigation challenges.

5 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar, Inc. as falling into the respective category indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

CREDIT QUALITY 6

Continued risk-aversion by investors and the introduction of credit deterioration across the tax-exempt municipal market as a result of the decline of the U.S. economy (especially on a regional basis) resulted in the ongoing underperformance of bonds rated BBB (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). With the increase in credit spreads during the reporting period and the widening of credit spreads to a greater extent for BBB-rated (or comparable quality) debt, the Fund's over neutral weight, relative to the BCNYMB, in BBB-rated (or comparable quality) debt during the reporting period had a negative impact on the Fund's performance as the yield on BBB-rated (or comparable quality) debt increased to a greater extent than for other investment-grade securities. 7 The risk-taking environment shifted during the reporting period from one of risk aversion by investors to a more constructive investment tone for bonds rated A and BBB (or unrated bonds of comparable quality). As a result, spreads tightened for bonds rated A and BBB (or comparable quality bonds) relative to bonds rated in the higher rating categories as investors sensed that they had become undervalued. During the reporting period, yield spreads between AAA-rated and BBB-rated (or unrated comparable) municipal debt increased by 101 basis points for bonds with 20 years until maturity.

6 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

7 Investment-grade securities are securities that are rated at least "BBB' or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclay's Capital New York Municipal Bond Index (BCNYMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-2.90%
5 Years	1.47%
10 Years	3.40%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCNYMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The BCNYMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCNYMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCNYMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCNYMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class B Shares) (the "Fund") from September 5, 2002 (start of performance) to August 31, 2009, compared to the Barclay's Capital New York Municipal Bond Index (BCNYMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-4.45%
5 Years	1.27%
Start of Performance (9/5/2002)	2.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCNYMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCNYMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCNYMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCNYMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The BCNYMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Hospital	17.9%
Education	15.0%
Pre-refunded	11.3%
Senior Care	10.9%
Transportation	8.7%
General Obligation - Local	8.1%
General Obligation - State	6.7%
Resource Recovery	4.4%
Water and Sewer	3.6%
Special Tax	3.4%
Other [2]	8.9%
Other Assets and Liabilities - Net [3]	1.1%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 90.0% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount		Value
	MUNICIPAL BONDS--98.3%
	New York--90.6%
$500,000	Albany, NY IDA, Civic Facility Revenue Bonds, (Series A), 5.75% (Albany Law School of Union University)/(United States Treasury PRF 10/1/2010@100)/ (Original Issue Yield: 5.83%), 10/1/2030	$528,550
500,000	Albany, NY IDA, IDRB (Series 2004A), 5.375% (Albany College of Pharmacy), 12/1/2024	430,400
500,000	Albany, NY IDA, Tax-Exempt Civic Facility Revenue Bonds (Series 2007A), 5.00% (Albany Law School of Union University)/(Original Issue Yield: 5.05%), 7/1/2031	427,635
1,000,000	Babylon, NY IDA, Resource Recovery Bonds (Series 2009A), 5.00% (Covanta Babylon, Inc.), 1/1/2019	1,060,400
400,000	Cattaraugus County, NY IDA, Civic Facility Revenue Bonds, 5.10% (St. Bonaventure University), 5/1/2031	310,304
200,000	Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	182,878
785,000	Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	798,353
500,000	East Rochester, NY Housing Authority, Revenue Bonds (Series 2002A), 5.375% (Rochester St. Mary's Residence Facility LLC)/(GNMA GTD), 12/20/2022	519,350
335,000	East Rochester, NY Housing Authority, Senior Living Revenue Bonds (Series 2006), 5.50% (Woodland Village, Inc.), 8/1/2033	252,037
200,000	Essex County, NY IDA, Environmental Improvement Revenue Bonds (Series 2006A), 4.60% (International Paper Co.), 12/1/2030	148,010
750,000	Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Adelphi University), 10/1/2035	742,418
500,000	Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Hofstra University)/(Original Issue Yield: 5.10%), 7/1/2033	501,175
220,000	Islip, NY Resource Recovery Agency, Resource Recovery Revenue Bonds (Series 2001E), 5.75% (FSA, Inc. INS), 7/1/2023	225,447
500,000	Livingston County, NY IDA, Civic Facility Revenue Bonds (Series 2005), 6.00% (Nicholas H. Noyes Memorial Hospital Civic Facility), 7/1/2030	369,935
500,000	Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2003A), 5.00% (Colgate University), 7/1/2023	518,930
500,000	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Bonds (Series 2009B), 5.00% (MTA Dedicated Tax Fund)/(Original Issue Yield: 5.10%), 11/15/2034	504,740
250,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 1998A), 5.00% (MTA Dedicated Tax Fund)/(United States Treasury PRF 10/1/2015@100)/ (Original Issue Yield: 5.22%), 4/1/2023	292,520
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2006A), 5.00% (MTA Transportation Revenue), 11/15/2035	494,205
Principal Amount		Value
	MUNICIPAL BONDS--continued
	New York--continued
$500,000	Metropolitan Transportation Authority, NY, Transportation Revenue Bonds (Series 2007B), 5.00% (MTA Transportation Revenue), 11/15/2033	$501,965
500,000	Middletown, NY Housing Authority, MFH Revenue Bonds (Series 2006), 4.80% (Summitfield & Moore Heights Apartments)/(FNMA GTD), 7/1/2039	496,715
500,000	Monroe County, NY IDA, Civic Center Revenue Bonds, 5.25% (St. John Fisher College)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.25%), 6/1/2026	471,760
510,000	Monroe County, NY IDA, Student Housing Revenue Bonds (Series A), 5.375% (Rochester, NY Institute of Technology)/(Original Issue Yield: 5.46%), 4/1/2029	405,817
90,000	Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	92,911
500,000	Nassau County, NY IDA, IDRBs (Series 2003A), 5.25% (KeySpan-Glenwood Energy Center LLC)/(KeySpan Corp. GTD), 6/1/2027	456,280
1,000,000	Nassau County, NY, UT GO Bonds (Series 2009A), 5.00% (Assured Guaranty Corp. INS), 5/1/2021	1,106,250
700,000	New York City Liberty Development Corp., Revenue Bonds (Series 2005), 5.25% (Goldman Sachs Group, Inc.), 10/1/2035	681,548
500,000	New York City Trust For Cultural Resources, Refunding Revenue Bonds (Series 2008A), 5.00% (Museum of Modern Art), 4/1/2028	529,155
250,000	New York City, NY IDA, Civic Facilities Revenue Bonds, 5.375% (New York University)/(AMBAC Assurance Corporation INS), 7/1/2017	266,393
385,000	New York City, NY IDA, Civic Facility Revenue Bonds (Series 2001A), 6.375% (Staten Island University Hospital), 7/1/2031	306,241
190,000	New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002C), 6.45% (Staten Island University Hospital), 7/1/2032	150,870
500,000	New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	347,020
500,000	New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	278,225
300,000	New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	289,317
500,000	New York City, NY Municipal Water Finance Authority, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	507,395
65,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Series 2009A), 5.75% (Original Issue Yield: 5.90%), 6/15/2040	70,914
500,000	New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 2009AA), 5.00%, 6/15/2022	545,895
500,000	New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.25% (AMBAC Assurance Corporation INS), 8/1/2022	520,535
500,000	New York City, NY, UT GO Bonds (Series 2009E-1), 6.25% (Original Issue Yield: 6.40%), 10/15/2028	570,470
Principal Amount		Value
	MUNICIPAL BONDS--continued
	New York--continued
$500,000	New York State Dormitory Authority, Education Facilities Revenue Bonds (Series 2002A), 5.125% (State University of New York)/(United States Treasury PRF 5/15/2012@101), 5/15/2021	$560,150
500,000	New York State Dormitory Authority, FHA-INS Mortgage Hospital Revenue Bonds (Series 2007), 5.25% (New York Presbyterian Hospital)/(FSA, Inc. INS), 2/15/2031	512,240
500,000	New York State Dormitory Authority, FHA-INS Mortgage Nursing Home Revenue Bonds (Series 2001), 6.10% (Norwegian Christian Home and Health Center)/(National Public Finance Guarantee Corporation INS), 8/1/2041	533,360
500,000	New York State Dormitory Authority, INS Revenue Bonds (Series 2005), 5.125% (Providence Rest Home)/(ACA Financial Guaranty Company INS), 7/1/2030	326,195
500,000	New York State Dormitory Authority, Lease Revenue Bonds (Series 2006A), 5.00% (State University of New York)/(National Public Finance Guarantee Corporation INS), 7/1/2031	503,130
750,000	New York State Dormitory Authority, Revenue Bonds (2003 Series 1), 5.00% (Memorial Sloan-Kettering Cancer Center)/(National Public Finance Guarantee Corporation INS), 7/1/2022	775,155
500,000	New York State Dormitory Authority, Revenue Bonds (Series 1998), 5.50% (Memorial Sloan-Kettering Cancer Center)/(National Public Finance Guarantee Corporation INS), 7/1/2023	569,620
300,000	New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(United States Treasury PRF 7/1/2012@100), 7/1/2022	333,258
750,000	New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2022	768,862
250,000	New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.375% (North Shore-Long Island Jewish Obligated Group)/(United States Treasury PRF 5/1/2013@100)/(Original Issue Yield: 5.48%), 5/1/2023	286,010
750,000	New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Winthrop-University Hospital Association)/(Original Issue Yield: 5.70%), 7/1/2023	703,627
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2004), 5.25% (New York Methodist Hospital), 7/1/2024	425,335
250,000	New York State Dormitory Authority, Revenue Bonds (Series 2004A), 5.25% (University of Rochester, NY), 7/1/2024	260,140
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2006), 5.00% (Memorial Sloan-Kettering Cancer Center), 7/1/2035	502,550
1,000,000	New York State Dormitory Authority, Revenue Bonds (Series 2007), 5.00% (Mt. Sinai School of Medicine of New York University)/(National Public Finance Guarantee Corporation INS), 7/1/2027	1,022,700
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2007A), 5.00% (North Shore-Long Island Jewish Obligated Group), 5/1/2037	461,970
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2008A), 5.00% (School District Financing Program)/(FSA, Inc. INS), 10/1/2023	538,420
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2009C), 5.00% (School District Financing Program)/(Assured Guaranty Corp. INS), 10/1/2023	527,955
Principal Amount		Value
	MUNICIPAL BONDS--continued
	New York--continued
$250,000	New York State Dormitory Authority, Revenue Bonds (Series A), 5.625% (City University of New York)/(Original Issue Yield: 5.95%), 7/1/2016	$276,155
625,000	New York State Dormitory Authority, Revenue Bonds, 4.65% (New York Hospital Medical Center of Queens)/(FHA INS), 8/15/2027	584,069
300,000	New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2008A), 5.00%, 6/15/2029	317,469
500,000	New York State Local Government Assistance Corp., Senior Lien Revenue Refunding Bonds (Series 2008 A-5/6), 5.00%, 4/1/2020	565,300
500,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (Series 156), 5.35%, 10/1/2033	505,530
1,000,000	New York State Thruway Authority, Revenue Bonds (Series 2006A), 5.00% (New York State Thruway Authority - Dedicated Highway & Bridge Trust Fund)/(AMBAC Assurance Corporation INS), 4/1/2026	1,043,810
250,000	New York State Urban Development Corp., Revenue Refunding Bonds (Series 1995), 5.70% (New York State)/(Original Issue Yield: 5.94%), 4/1/2020	291,255
500,000	New York State Urban Development Corp., Service Contract Revenue Refunding Bonds (Series 2008C), 5.00% (New York State), 1/1/2027	510,710
500,000	New York State Urban Development Corp., Subordinated Lien Revenue Bonds (Series 2004A), 5.125% (New York State), 1/1/2022	524,920
500,000	New York State, UT GO Bonds (Series 2009A), 5.00% (Original Issue Yield: 5.24%), 2/15/2039	514,410
500,000	Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2001D), 5.55% TOBs (American Ref-Fuel Co. of Niagara, L.P. Facility) Mandatory Tender 11/15/2015	470,655
500,000	Rensselaer County, NY IDA, Civic Facility Revenue Bonds (Series 2006), 5.00% (Rensselaer Polytechnic Institute), 3/1/2036	506,085
450,000	Syracuse, NY IDA, School Facility Revenue Bonds (Series 2008A), 5.00% (Syracuse CSD, NY)/(FSA, Inc. INS), 5/1/2028	468,927
440,000	Tompkins County, NY IDA, Continuing Care Retirement Community Revenue Bonds (Series 2003A), 5.375% (Kendal at Ithaca, Inc.)/(Original Issue Yield: 5.50%), 7/1/2018	439,982
500,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008A), 5.00% (Original Issue Yield: 5.10%), 11/15/2037	508,080
500,000	United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 5.25%, 7/1/2022	500,370
175,000	Westchester County, NY IDA, Continuing Care Retirement Mortgage Revenue Bonds (Series 2003A), 6.375% (Kendal on Hudson)/(Original Issue Yield: 6.55%), 1/1/2024	145,504
500,000	Yonkers, NY IDA, Revenue Bonds (Series 2006A), 5.00% (Sacred Heart Association)/(New York State Mortgage Agency GTD), 10/1/2037	455,790
1,000,000	Yonkers, NY IDA, Revenue Bonds, 5.25% (Monastery Manor Association LP)/ (New York State Mortgage Agency GTD), 4/1/2037	939,070
	TOTAL	36,081,731
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--7.7%
$500,000	Children's Trust, PR, Tobacco Settlement Asset-Backed Revenue Bonds, 6.00% (United States Treasury PRF 7/1/2010@100)/(Original Issue Yield: 6.077%), 7/1/2026	$522,665
630,000	Commonwealth of Puerto Rico, Public Improvement UT GO Bonds (Series 2004A), 5.00% (United States Treasury PRF 7/1/2014@100), 7/1/2034	723,536
370,000	Commonwealth of Puerto Rico, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/1/2034	324,668
500,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds (Series B), 5.75% (United States Treasury PRF 7/1/2010@101)/(Original Issue Yield: 5.78%), 7/1/2016	526,300
325,000	Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (United States Treasury PRF 7/1/2013@100)/(Original Issue Yield: 5.10%), 7/1/2033	368,904
90,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	69,827
135,000	Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (Commonwealth of Puerto Rico GTD)/(Original Issue Yield: 5.40%), 7/1/2027	123,441
365,000	Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (United States Treasury PRF 7/1/2012@100)/(Original Issue Yield: 5.40%), 7/1/2027	402,821
	TOTAL	3,062,162
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $40,136,195)	39,143,893
	SHORT-TERM MUNICIPALS--0.6% [1]
	New York--0.6%
250,000	New York City, NY IDA, Liberty Revenue Bonds (Series 2004 B) Daily VRDNs (One Bryant Park LLC)/(Bayerische Landesbank (GTD) INV)/(Bank of America N.A. and Citibank N.A., New York LOCs), 0.130%, 9/1/2009 (AT AMORTIZED COST)	250,000
	TOTAL MUNICIPAL INVESTMENTS--98.9% (IDENTIFIED COST $40,386,195) [2]	39,393,893
	OTHER ASSETS AND LIABILITIES - NET--1.1% [3]	450,725
	TOTAL NET ASSETS--100%	$39,844,618

Securities that are subject to the federal alternative minimum tax (AMT) represent 9.2% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $40,650,512.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$39,143,893	$--	$39,143,893
Short-Term Municipals	--	250,000	--	250,000
TOTAL SECURITIES	$--	$39,393,893	$--	$39,393,893

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
CSD	--Central School District
FHA	--Federal Housing Administration
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
IDA	--Industrial Development Authority
IDRB	--Industrial Development Revenue Bond
INS	--Insured
INV	--Investment Agreements
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MFH	--Multi-Family Housing
PRF	--Prerefunded
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $40,386,195)		$39,393,893
Cash		107,805
Income receivable		497,032
Receivable for investments sold		39,062
Receivable for shares sold		4,426
TOTAL ASSETS		40,042,218
Liabilities:
Payable for shares redeemed	$78,834
Income distribution payable	52,091
Payable for portfolio accounting fees	27,890
Payable for transfer and dividend disbursing fees and expenses	11,044
Payable for legal fees	3,917
Payable for distribution services fee (Note 5)	6,669
Payable for shareholder services fee (Note 5)	7,785
Accrued expenses	9,370
TOTAL LIABILITIES		197,600
Net assets for 4,101,839 shares outstanding		$39,844,618
Net Assets Consist of:
Paid-in capital		$43,995,621
Net unrealized depreciation of investments		(992,302)
Accumulated net realized loss on investments, futures contracts and swap contracts		(3,160,078)
Undistributed net investment income		1,377
TOTAL NET ASSETS		$39,844,618
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($29,333,568 ÷ 3,019,736 shares outstanding), no par value, unlimited shares authorized		$9.71
Offering price per share (100/95.50 of $9.71)		$10.17
Redemption proceeds per share		$9.71
Class B Shares:
Net asset value per share ($10,511,050 ÷ 1,082,103 shares outstanding), no par value, unlimited shares authorized		$9.71
Offering price per share		$9.71
Redemption proceeds per share (94.50/100 of $9.71)		$9.18

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$2,077,701
Expenses:
Investment adviser fee (Note 5)		$160,783
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		6,637
Transfer and dividend disbursing agent fees and expenses		49,966
Directors'/Trustees' fees		1,973
Auditing fees		20,629
Legal fees		4,553
Portfolio accounting fees		104,809
Distribution services fee--Class A Shares (Note 5)		14,584
Distribution services fee--Class B Shares (Note 5)		82,708
Shareholder services fee--Class A Shares (Note 5)		71,479
Shareholder services fee--Class B Shares (Note 5)		27,520
Share registration costs		29,843
Printing and postage		21,098
Insurance premiums		4,442
Miscellaneous		1,424
TOTAL EXPENSES		792,448
Waivers and Reimbursements (Note 5):
Waiver of investment adviser fee	$(160,783)
Waiver of administrative personnel and services fee	(34,598)
Waiver of distribution services fee--Class A Shares	(14,584)
Reimbursement of shareholder services fee--Class A Shares	(2,094)
Reimbursement of other operating expenses	(189,800)
TOTAL WAIVERS AND REIMBURSEMENTS		(401,859)
Net expenses			390,589
Net investment income			1,687,112
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(1,366,751)
Net change in unrealized depreciation of investments			(68,417)
Net realized and unrealized loss on investments			(1,435,168)
Change in net assets resulting from operations			$251,944

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,687,112	$1,982,312
Net realized loss on investments, futures contracts and swap contracts	(1,366,751)	(1,031,599)
Net change in unrealized appreciation/depreciation of investments and swap contracts	(68,417)	(749,801)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	251,944	200,912
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,283,049)	(1,466,845)
Class B Shares	(402,839)	(514,911)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,685,888)	(1,981,756)
Share Transactions:
Proceeds from sale of shares	4,351,851	3,498,363
Net asset value of shares issued to shareholders in payment of distributions declared	980,481	1,130,551
Cost of shares redeemed	(9,277,846)	(10,442,323)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,945,514)	(5,813,409)
Change in net assets	(5,379,458)	(7,594,253)
Net Assets:
Beginning of period	45,224,076	52,818,329
End of period (including undistributed (distributions in excess of) net investment income of $1,377 and $(30), respectively)	$39,844,618	$45,224,076

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Interest Rate

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage portfolio duration as part of a risk management strategy. Interest rate swap contracts may be used to implement a yield curve strategy based on management's outlook for changes in the shape of the tax-exempt or taxable yield curves. Interest rate swap contracts may also be used for cross market arbitrage between tax-exempt and taxable interest rates. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At August 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	433,512	$4,031,355	298,253	$3,069,357
Shares issued to shareholders in payment of distributions declared	74,954	693,884	76,465	778,416
Shares redeemed	(724,465)	(6,683,222)	(698,904)	(7,177,745)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(215,999)	$(1,957,983)	(324,186)	$(3,329,972)

Year Ended August 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	34,620	$320,496	41,536	$429,006
Shares issued to shareholders in payment of distributions declared	31,015	286,597	34,623	352,135
Shares redeemed	(279,971)	(2,594,624)	(319,987)	(3,264,578)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(214,336)	$(1,987,531)	(243,828)	$(2,483,437)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(430,335)	$(3,945,514)	(568,014)	$(5,813,409)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to defaulted securities and differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$183	$(183)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$1,685,888	$1,981,756

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,377
Net unrealized depreciation	$(1,256,619)
Capital loss carryforwards and deferrals	$(2,895,761)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted bonds and discount accretion/premium amortization on debt securities.

At August 31, 2009, the cost of investments for federal tax purposes was $40,650,512. The net unrealized depreciation of investments for federal tax purposes was $1,256,619. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,036,342 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,292,961.

At August 31, 2009, the Fund had a capital loss carryforward of $1,903,398 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2011	$371,903
2012	$ 4,752
2013	$318,023
2016	$249,898
2017	$958,822

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $992,363 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived its entire fee of $160,783 and voluntarily reimbursed $189,800 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $34,598 of its fee. The net fee paid to FAS was 0.387% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FSC voluntarily waived $14,584 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, FSC did not retain any fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund's Class A Shares on April 30, 2008.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $9,755 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC voluntarily reimbursed $2,094 of shareholder services fees. For the year ended August 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $12,150,000 and $10,800,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.76% and 1.52%, respectively, for the fiscal year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$4,753,654
Sales	$8,512,229

7. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 25.4% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 8.6% of total investments.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2009, 100.0% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated New York Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated New York Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED NEW YORK MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923401
Cusip 313923880

28992 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund

Established 1990

A Portfolio of Federated Municipal Income Fund

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout the Period)

Period Ended August 31	2009
Net Asset Value, Beginning of Period	$10.22
Income From Investment Operations:
Net investment income	0.37
Net realized and unrealized gain on investments	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.81
Less Distributions:
Distributions from net investment income	(0.35)
Net Asset Value, End of Period	$10.68
Total Return [2]	8.11%

Ratios to Average Net Assets:
Net expenses	0.75	% [3,4]
Net investment income	4.09	% [3]
Expense waiver/reimbursement [5]	0.17	% [3]
Supplemental Data:
Net assets, end of period (000 omitted)	$61,141
Portfolio turnover	13	% [6]

1 Reflects operations for the period from November 18, 2008 (date of initial investment) to August 31, 2009.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Computed on an annualized basis.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2009 is 0.75% after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2009.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended August 31,
	2009		2008		2007		2006 [1]	2005
Net Asset Value, Beginning of Period	$10.92		$11.15		$11.47		$11.65	$11.51
Income From Investment Operations:
Net investment income	0.43		0.46		0.46		0.48	0.49
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.25)		(0.23)		(0.32)		(0.18)	0.15
TOTAL FROM INVESTMENT OPERATIONS	0.18		0.23		0.14		0.30	0.64
Less Distributions:
Distributions from net investment income	(0.42)		(0.46)		(0.46)		(0.48)	(0.50)
Net Asset Value, End of Period	$10.68		$10.92		$11.15		$11.47	$11.65
Total Return [2]	1.81%		2.06%		1.22%		2.63%	5.66%

Ratios to Average Net Assets:
Net expenses	0.90	% [3]	0.90	% [3]	0.92	% [4]	0.90%	0.90%
Net investment income	4.06%		4.15%		4.02%		4.11%	4.21%
Expense waiver/reimbursement [5]	0.44%		0.45%		0.43%		0.45%	0.49%
Supplemental Data:
Net assets, end of period (000 omitted)	$124,090		$117,080		$120,409		$118,063	$100,753
Portfolio turnover	13%		13%		14%		32%	16%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the year ended August 31, 2009, and the year ended August 31, 2008, are 0.90% and 0.90%, respectively, after taking into account these expense reductions.

4 Includes 0.02% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period
Actual:
Class A Shares	$1,000	$1,047.80	$3.87
Class F Shares	$1,000	$1,047.10	$4.64	[1]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class F Shares	$1,000	$1,020.67	$4.58	[1]

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class F Shares	0.90%

Management's Discussion of Fund
Performance (unaudited)

The total return of the Fund's Class A Shares, based on net asset value, from November 18, 2008 (date of initial investment) to August 31, 2009, was 8.11%. The total return of the Fund's Class F Shares, based on net asset value, for the 12-month reporting period was 1.81%. 1 The total returns of the Barclays Capital Ohio Municipal Bond Index (BCOHMB), 2 the Fund's benchmark index, and the Barclays Capital Municipal Bond Index (BCMB), 2 another performance benchmark for the Fund, were 4.75% and 5.67%, respectively, during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total returns of the BCOHMB and BCMB.

1 For purposes of this Management's Discussion of Fund Performance, references to the "reporting period" mean the 12-month reporting period from September 1, 2008 through August 31, 2009, with respect to the Fund's Class F Shares and the period from November 18, 2008 through August 31, 2009, with respect to the Fund's Class A Shares.

2 The BCOHMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of Ohio. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCOHMB and BCMB include both zero coupon bonds and bonds subject to the alternative minimum tax. Effective September 1, 2008, the Fund's Adviser changed the Fund's broad-based securities market index from the BCMB to the BCOHMB because the BCOHMB is more representative of the Fund's portfolio. The BCOHMB and BCMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCOHMB and BCMB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

The Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3,4 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (c) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the Fund's performance relative to the BCOHMB.

The following discussion focuses on the performance of the Fund's Class F Shares. The 1.81% total return of the Class F Shares for the reporting period consisted of 4.01% of tax-exempt dividends and reinvestments and 2.20% of price depreciation in the net asset value of the shares. 5

MARKET OVERVIEW

During the reporting period, the economy continued to contract, although the pace of contraction slowed somewhat. Economic data at the end of the reporting period suggested that the pace of economic contraction was bottoming. Consumer spending showed further signs of stabilizing, but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short- term bank funding markets eased further, as evidenced by declines in London Interbank Offered Rate (LIBOR) and tentative signs of increased liquidity. Business and household confidence also picked up during the reporting period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

5 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

Investors' flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity increased. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury security rate) peaked at 4.07% in October 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the Federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that were impacting regional growth throughout the United States.

Ohio continued to be heavily dependent on the automobile and related industries. With General Motors Corporation's and Ford's ongoing financial problems, the state experienced a negative economic impact from plant closings. The state of Ohio and local tax-exempt general obligation issuers, such as school districts, cities and counties, experienced deterioration in their credit quality profiles as a result of the prolonged recessionary status of the U.S. economy. Those local communities with auto-related manufacturing facilities located within their taxing jurisdiction suffered job losses and the related negative revenue impact.

DURATION

At the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 5.39 years. Duration management continued to be a significant component of the Fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BCOHMB several times during the reporting period to seek to take advantage of the expectations concerning the Fed's response to the deterioration in the global economy and the markets' apparent concerns about potential deflation. Overall, the Fund's duration was shorter than the duration of the BCOHMB and the Morningstar Municipal Ohio Funds Average (MMOHFA). 6 As a result of the general decline in interest rates due to the slowing of the U.S. economy and the steep decline in the federal funds target rate during the reporting period, duration was a negative contributor to Fund performance.

SECTOR

During the reporting period, the Fund maintained a higher portfolio allocation to securities issued by hospitals and continuing care retirement centers. These allocations hurt the Fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and general obligation bonds. The Fund increased its exposure to general obligation bonds issued by cities, states and school districts and this allocation to higher- quality, tax-exempt municipal debt had a positive performance impact on the Fund during the reporting period as investors moved into higher-quality assets during the reporting period such as general obligation debt, which pushed prices higher. However, the Fund's allocation was still less than the BCOHMB. The Fund had a greater allocation to refunded tax-exempt municipal bonds than the BCOHMB. The greater allocation to these refunded bonds had a positive impact on performance due to lower price volatility exhibited by these refunded bonds as compared to other sectors. The Fund was also underweight, as compared to the BCOHMB, Tobacco Settlement bonds, which also had a positive performance impact due to the sector's negative price reaction to continued litigation challenges.

6 Morningstar figures represent the average of the total returns reported by all the mutual Funds designated by Morningstar, Inc. as falling into the respective category indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

CREDIT QUALITY 7

Continued risk-aversion by investors and the introduction of credit deterioration across the tax-exempt municipal market as a result of the decline of the U.S. economy (especially on a regional basis) resulted in the ongoing underperformance of bonds rated BBB (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). With the increase in credit spreads during the reporting period and the widening of credit spreads to a greater extent for BBB-rated (or comparable quality) debt, the Fund's over neutral weight, relative to the BCOHMB, in BBB-rated (or comparable quality) debt during the reporting period had a negative impact on the Fund's performance as the yield on BBB-rated (or comparable quality) debt increased to a greater extent than for other investment-grade securities. 8 The risk taking environment shifted during the reporting period from one of risk aversion by investors to a more constructive investment tone for bonds rated A and BBB (or unrated bonds of comparable quality). As a result, spreads tightened for bonds rated A and BBB relative to bonds rated in the higher rating categories as investors sensed that they had become undervalued. The tightening of credit spreads near the end of the reporting period provided a positive impact to the Fund's relative performance.

7 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

8 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The Fund's Class A Shares commenced operations on November 18, 2008. The Fund offers one other class of shares, Class F Shares. For the period prior to the commencement of operations of the Class A Shares, the performance information shown is for the Fund's Class F Shares adjusted to reflect the sales charges and expenses of the Class A Shares.

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Ohio Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Ohio Municipal Bond Index (BCOHMB), 2 the Barclays Capital Municipal Bond Index (BCMB), 3 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA). 4

Average Annual Total Returns [5] for the Period Ended 8/31/2009
1 Year	-2.69%
5 Years	1.49%
10 Years	3.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCOHMB and LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged and, unlike the Fund, is unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The BCOHMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of Ohio. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCOHMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCOHMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 The LOMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Ohio Municipal Income Fund (Class F Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Ohio Municipal Bond Index (BCOHMB), 2,3 the Barclays Capital Municipal Bond Index (BCMB), 3,4 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA). 5

Average Annual Total Returns [6] for the Period Ended 8/31/2009
1 Year	-0.18%
5 Years	2.45%
10 Years	4.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB, BCOHMB and LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged and, unlike the Fund, is unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The BCOHMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of Ohio. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCOHMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The BCOHMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The Fund's Adviser changed the benchmark index from BCMB to BCOHMB because BCOHMB is more representative of the Fund's portfolio.

4 The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

5 The LOMDFA represents the average of the total returns reported by all of the mutual Funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

6 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Education	20.1%
General Obligation - Local	20.0%
Pre-refunded	14.0%
Hospital	12.8%
General Obligation - State	5.2%
Water and Sewer	4.9%
Public Power	3.2%
Electric and Gas	3.0%
Transportation	2.9%
Multi-Family Housing	2.7%
Other [2]	10.0%
Other Assets and Liabilities - Net [3]	1.2%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 88.8% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount		Value
	MUNICIPAL BONDS--98.2%
	Ohio--95.5%
$1,000,000	Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series 2004A), 5.125% (Summa Health System)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.38%), 11/15/2024	$909,710
200,000	Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series A), 5.00% (Akron General Health System), 1/1/2014	203,256
320,000	Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series A), 5.00% (Akron General Health System), 1/1/2015	322,509
1,000,000	Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series A), 5.25% (Summa Health System)/(Radian Asset Assurance, Inc. INS), 11/15/2016	1,007,380
1,750,000	Akron, Bath & Copley, OH Joint Township, Hospital Facilities Revenue Bonds (Series 2004A), 5.25% (Summa Health System)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.47%), 11/15/2031	1,522,325
1,000,000	Akron, OH, LT GO Bonds, 5.80% (United States Treasury PRF 11/1/2010@101)/(Original Issue Yield: 5.95%), 11/1/2020	1,071,460
2,000,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project Revenue Bonds (Series 2008A), 5.25%, 2/15/2028	2,071,740
1,825,000	American Municipal Power-Ohio, Inc., Revenue Bonds, 5.25% (AMBAC Assurance Corporation INS), 1/1/2011	1,915,210
1,500,000	Beavercreek, OH Local School District, UT GO Bonds, 6.60% (National Public Finance Guarantee Corporation INS), 12/1/2015	1,772,640
2,760,000	Butler County, OH, MFH Revenue Bonds (Series 2006), 5.10% (Trinity Manor Senior Housing)/(GNMA Collateralized Home Mortgage Program COL), 7/20/2036	2,635,579
1,000,000	Centerville, OH, Health Care Fixed Rate Revenue Bonds (Series 2007A), 6.00% (Bethany Lutheran Village), 11/1/2038	813,250
1,000,000	Cincinnati City School District, OH, UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2017	1,130,340
1,500,000	Cincinnati City School District, OH, UT GO Bonds, 5.25% (United States Treasury PRF 12/1/2013@100), 12/1/2014	1,726,245
2,200,000	Cleveland, OH Airport System, Revenue Bonds, 5.00% (FSA, Inc. INS), 1/1/2022	2,269,322
1,125,000	Cleveland, OH IDA, LT GO Bonds, 5.25% (AMBAC Assurance Corporation INS), 12/1/2017	1,252,373
2,000,000	Cleveland, OH IDA, LT GO Bonds, 5.50% (FSA, Inc. INS), 10/1/2019	2,317,960
2,350,000	Cleveland, OH Waterworks, Revenue Bonds (Series 2007P), 5.00%, 1/1/2022	2,547,940
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,000,000	Cleveland, OH Waterworks, Water Revenue Bonds (Series 2007O), 5.00% (National Public Finance Guarantee Corporation INS), 1/1/2032	$1,018,360
3,000,000	Cleveland, OH, Various Purpose LT GO Bonds (Series 2009A), 5.00% (Assured Guaranty Corp. INS), 12/1/2026	3,147,060
250,000	Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2001B), 6.50% (Port of Cleveland Bond Fund), 11/15/2021	224,127
470,000	Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2005B), 5.125% (Port of Cleveland Bond Fund), 5/15/2025	365,942
930,000	Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.00% (University Heights, OH Public Parking Garage)/(Original Issue Yield: 7.20%), 12/1/2018	899,226
1,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds (Series 2009), 5.00%, 12/1/2027	1,063,400
1,225,000	Columbus, OH Sewer System, Revenue Bonds (Series 2008A), 5.00%, 6/1/2031	1,278,753
1,000,000	Columbus, OH Sewer System, Revenue Bonds (Series A), 5.00%, 6/1/2023	1,092,980
2,000,000	Cuyahoga County, OH, LT GO Bonds, 5.25%, 12/1/2018	2,254,460
3,000,000	Cuyahoga County, OH, UT GO Jail Facilities Bonds, 5.25% (National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 5.50%), 10/1/2013	3,181,530
370,000	Dayton-Montgomery County, OH Port Authority, Revenue Bonds (Series A), 4.75% (Dayton Regional Bond Fund), 11/15/2015	368,502
790,000	Dayton-Montgomery County, OH Port Authority, Revenue Bonds (Series A), 5.00% (Dayton Regional Bond Fund), 11/15/2017	657,675
1,000,000	Delaware County, OH, Capital Facilities LT GO Bonds, 6.25% (United States Treasury PRF 12/1/2010@101), 12/1/2020	1,080,870
250,000	Erie County, OH Hospital Facilities, Revenue Bonds, 5.50% (Firelands Regional Medical Center), 8/15/2012	255,418
1,000,000	Erie County, OH, Hospital Facilities Revenue Bonds (Series 2002A), 5.50% (Firelands Regional Medical Center)/(Original Issue Yield: 5.66%), 8/15/2022	928,160
1,000,000	Erie County, OH, Revenue Bonds (Series 2006A), 5.00% (Firelands Regional Medical Center), 8/15/2036	755,080
3,000,000	Franklin County, OH Convention Facilities Authority, Revenue Bonds, 5.00% (AMBAC Assurance Corporation INS), 12/1/2026	3,177,870
2,270,000	Franklin County, OH Development Revenue, Revenue Bonds, 5.50% (American Chemical Society)/(Original Issue Yield: 5.75%), 10/1/2012	2,298,420
475,000	Franklin County, OH Mortgage Revenue, Revenue Bonds, 5.00% (Trinity Healthcare Credit Group), 6/1/2013	517,061
2,270,000	Franklin County, OH Revenue, Revenue Bonds, 5.00% (OCLC Online Computer Library Center, Inc.), 4/15/2010	2,313,266
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,000,000	Gallipolis, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2030	$1,007,900
1,000,000	Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.50% (Marauder Development LLC at Central State University)/(Original Issue Yield: 5.65%), 9/1/2027	627,700
1,000,000	Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.375% (Marauder Development LLC at Central State University)/(Original Issue Yield: 5.55%), 9/1/2022	670,870
1,530,000	Hamilton County, OH Hospital Facilities Authority, Revenue Bonds (Series 2004J), 5.25% (Cincinnati Children's Hospital Medical Center)/(FGIC and National Public Finance Guarantee Corporation INS), 5/15/2023	1,544,474
1,510,000	Hamilton County, OH Hospital Facilities Authority, Revenue Bonds, 4.50% (Convalescent Hospital Children)/(FGIC and National Public Finance Guarantee Corporation INS), 5/15/2014	1,531,200
1,000,000	Hamilton County, OH, EDRBs (Series 2006A), 5.00% (King Highland Community Urban Redevelopment Corp.)/(National Public Finance Guarantee Corporation INS), 6/1/2033	993,050
405,000	Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (AMBAC Assurance Corporation INS)/(Original Issue Yield: 5.62%), 12/1/2032	405,498
1,595,000	Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.62%), 12/1/2032	1,687,685
1,310,000	Hamilton, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FSA, Inc. INS), 12/1/2029	1,377,242
2,000,000	Hamilton, OH City School District, School Improvement UT GO Bonds (Series 1999A), 5.50% (United States Treasury PRF 12/1/2009@101)/ (Original Issue Yield: 5.75%), 12/1/2024	2,045,640
1,000,000	Heath, OH City School District, School Improvement UT GO Bonds, (Series A), 5.50% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.635%), 12/1/2027	1,061,610
2,000,000	Hilliard, OH School District, UT GO Bonds (Series 2006A), 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2027	2,098,980
1,010,000	Kent State University, OH, General Receipts Revenue Bonds, 6.00% (AMBAC Assurance Corporation INS)/(Original Issue Yield: 6.09%), 5/1/2024	1,035,563
1,860,000	Kettering, OH City School District, UT GO Bonds, 4.75% (FSA, Inc. INS), 12/1/2020	1,997,845
1,500,000	Lake, OH Local School District, Stark County, UT GO Bonds, 5.75% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.90%), 12/1/2021	1,594,935
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$2,000,000	Licking Heights, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2000A), 5.50% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.58%), 12/1/2024	$2,123,220
1,500,000	Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series 1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021	1,406,715
1,000,000	Lorain County, OH, Hospital Revenue Bonds (Series 2006H), 5.00% (Catholic Healthcare Partners)/(Assured Guaranty Corp. INS), 2/1/2024	1,048,080
1,000,000	Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.25% (Catholic Healthcare Partners)/(Original Issue Yield: 5.52%), 10/1/2033	964,220
1,500,000	Lucas County, OH, Health Care Facilities Refunding & Improvement Revenue Bonds (Series 2000A), 6.625% (Sunset Retirement Community, Inc.)/(Original Issue Yield: 6.75%), 8/15/2030	1,495,725
1,000,000	Marysville, OH Wastewater Treatment System, Revenue Bonds (Series 2007), 4.75% (Syncora Guarantee, Inc. INS), 12/1/2047	863,420
500,000	Miami County, OH Hospital Facility, Revenue Bonds, 5.25% (Upper Valley Medical Center, OH), 5/15/2015	493,260
1,000,000	Miami County, OH, Hospital Facilities Revenue & Refunding Bonds (Series 2006), 5.25% (Upper Valley Medical Center, OH), 5/15/2021	921,650
1,600,000	Miamisburg, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00%, 12/1/2024	1,750,048
1,000,000	Montgomery County, OH, MFH Revenue Bonds (Series 2005), 4.95% (Chevy Chase Apartments)/(Federal Home Loan Mortgage Corp. GTD), 11/1/2035	1,005,470
1,000,000	Montgomery County, OH, Revenue Bonds (Series 2008D), 6.125% (Catholic Health Initiatives)/(Original Issue Yield: 6.30%), 10/1/2028	1,086,600
2,290,000	North Olmsted, OH, LT GO Bonds, 6.20% (AMBAC Assurance Corporation INS), 12/1/2011	2,392,386
1,415,000	Oak Hills, OH Local School District, UT GO Bonds, 5.00% (FSA, Inc. INS), 12/1/2025	1,504,626
2,000,000	Ohio Air Quality Development Authority, PCR Refunding Bonds (Series 2009-C), 5.625% (FirstEnergy Generation Corp.), 6/1/2018	2,068,060
850,000	Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30% (GNMA Collateralized Home Mortgage Program GTD), 9/1/2022	839,341
1,110,000	Ohio HFA, Residential Mortgage Revenue Bonds (Series 2008F), 5.25% (GNMA Collateralized Home Mortgage Program GTD), 9/1/2028	1,137,517
120,000	Ohio HFA, SFM Revenue Bonds (Series A3), 4.35% (Federal Home Loan Bank System GTD), 9/1/2010	121,843
125,000	Ohio HFA, SFM Revenue Bonds (Series A3), 4.55% (Federal Home Loan Bank System GTD), 9/1/2011	127,759
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$325,000	Ohio HFA, SFM Revenue Bonds, 3.30% (GNMA COL), 9/1/2030	$303,290
465,000	Ohio HFA, SFM Revenue Bonds, 3.65% (GNMA COL), 9/1/2011	467,079
940,000	Ohio HFA, SFM Revenue Bonds, 3.90% (GNMA COL), 3/1/2013	939,210
1,885,000	Ohio Municipal Electric Generation Agency, Revenue Bonds, 5.00% (AMBAC Assurance Corporation INS), 2/15/2014	1,975,141
1,455,000	Ohio State Air Quality Development Authority, 5.70% (FirstEnergy Generation Corp.), 8/1/2020	1,497,835
1,000,000	Ohio State Air Quality Development Authority, Air Quality Revenue Refunding Bonds (Series 2009B), 5.80% (Columbus Southern Power Company), 12/1/2038	1,014,560
590,000	Ohio State Economic Development, Enterprise Bond Fund Revenue Bonds, 4.40% (Farber Development I LLC), 12/1/2012	592,661
2,000,000	Ohio State Higher Educational Facilities, Higher Education Facility Revenue Bonds (Series 2006), 5.00% (Kenyon College, OH), 7/1/2041	1,953,160
1,000,000	Ohio State Higher Educational Facilities, Higher Educational Facility Revenue Bonds, 5.125% (Oberlin College), 10/1/2024	1,050,230
1,875,000	Ohio State Higher Educational Facilities, Hospital Revenue Bonds (Series 2007A), 5.25% (University Hospitals Health System, Inc.), 1/15/2046	1,642,969
1,000,000	Ohio State Higher Educational Facilities, Revenue Bonds (Series 2002B), 5.50% (Case Western Reserve University, OH)/(United States Treasury PRF 10/1/2012@100), 10/1/2022	1,129,440
300,000	Ohio State Higher Educational Facilities, Revenue Bonds, 4.75% (Mount Union College), 10/1/2016	321,588
2,000,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (College of Wooster), 9/1/2020	2,064,800
750,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (Mount Union College), 10/1/2031	712,463
1,000,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (Otterbein College)/(CIFG Assurance N.A. INS), 12/1/2035	957,650
1,000,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (University of Dayton)/(AMBAC Assurance Corporation INS), 12/1/2027	1,007,270
2,010,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (Xavier University)/(Escrowed In Treasuries COL), 5/1/2016	2,317,671
3,115,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.00% (Xavier University)/(United States Treasury PRF 5/1/2016@100), 5/1/2019	3,591,813
1,435,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.25% (John Carroll University, OH), 11/15/2014	1,552,756
1,490,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.25% (John Carroll University, OH), 11/15/2015	1,595,894
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$980,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.25% (Mount Union College), 10/1/2021	$1,025,933
1,000,000	Ohio State Higher Educational Facilities, Revenue Bonds, 5.50% (Denison University), 11/1/2012	1,079,180
6,500,000	Ohio State Higher Educational Facilities, Revenue Bonds, 6.25% (Case Western Reserve University, OH), 7/1/2014	7,314,450
1,000,000	Ohio State Higher Educational Facilities, Revenue Refunding Bonds (Series 2008C), 5.00% (Case Western Reserve University, OH), 12/1/2029	1,026,440
2,000,000	Ohio State University, General Receipts Revenue Bonds (Series 2003B), 5.25%, 6/1/2023	2,136,400
5,880,000	Ohio State University, Revenue Bonds, 5.25%, 6/1/2018	6,429,545
2,000,000	Ohio State Water Development Authority, PCRBs, 5.10% (United States Treasury PRF 6/1/2012@100), 12/1/2022	2,215,340
1,000,000	Ohio State Water Development Authority, Revenue Refunding Bonds (Series 2008), 5.00%, 6/1/2028	1,069,350
1,200,000	Ohio State, Hospital Revenue Refunding Bonds (Series 2008A), 5.25% (Cleveland Clinic)/(Original Issue Yield: 98.376%), 1/1/2033	1,224,252
2,585,000	Ohio State, Infrastructure Improvement GO Bonds (Series 2008A), 5.375% (Original Issue Yield: 5.50%), 9/1/2028	2,819,537
1,000,000	Ohio State, Major New State Infrastructure Project Revenue Bonds (Series 2008-1), 5.75%, 6/15/2019	1,168,500
2,310,000	Ohio State, UT GO Bonds, 4.25%, 5/1/2016	2,546,313
1,000,000	Ohio State, UT GO Bonds, 5.00%, 6/15/2013	1,125,860
2,000,000	Ohio Water Development Authority, Drinking Water Assistance Fund Refunding Revenue Bonds (Series 2008), 5.00% (Ohio State Water Development Authority), 12/1/2021	2,234,720
2,000,000	Olentangy, OH Local School District, UT GO Bonds, 5.00% (FSA, Inc. INS), 12/1/2022	2,175,720
415,000	Orrville, OH CSD, UT GO Bonds, 4.50% (AMBAC Assurance Corporation INS), 12/1/2018	447,582
350,000	Orrville, OH CSD, UT GO Refunding Bonds, 5.00% (AMBAC Assurance Corporation INS), 12/1/2020	383,561
500,000	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	354,295
1,000,000	Portage County, OH Board of County Hospital Trustees, Hospital Revenue Bonds (Series 1999), 5.75% (Robinson Memorial Hospital)/(AMBAC Assurance Corporation INS)/(Original Issue Yield: 5.90%), 11/15/2019	993,810
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,000,000	Ravenna, OH City School District, UT GO Bonds (Series 2006), 5.00% (FSA, Inc. INS), 1/15/2031	$1,019,740
770,000	Richland County, OH Hospital Facilities, Revenue Bond, 5.00% (Medcentral Health System), 11/15/2015	782,466
1,500,000	Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/(Original Issue Yield: 5.60%), 1/1/2032	1,550,445
1,000,000	Steubenville, OH, Hospital Facilities Revenue Refunding & Improvement Bonds, 6.375% (Trinity Health System Obligated Group)/(United States Treasury PRF 10/1/2010@100)/(Original Issue Yield: 6.55%), 10/1/2020	1,063,500
1,500,000	Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	1,606,785
1,110,000	Toledo-Lucas County, OH Port Authority, Special Assessment Bonds, 5.00% (Crocker Park Public Improvement Project), 12/1/2009	1,112,642
1,375,000	Toledo-Lucas County, OH Port Authority, Special Assessment Revenue Bonds, 5.25% (Crocker Park Public Improvement Project)/(Original Issue Yield: 5.37%), 12/1/2023	1,227,284
2,000,000	Tuscarawas County, OH, Hospital Facilities Revenue Bonds, 5.75% (Union Hospital)/(Radian Asset Assurance, Inc. INS), 10/1/2026	1,901,820
2,000,000	University of Akron, OH, General Receipts Bonds (Series 2008B), 5.25% (FSA, Inc. INS), 1/1/2027	2,143,340
2,015,000	University of Akron, OH, General Receipts Revenue Bonds, 5.50% (United States Treasury PRF 1/1/2010@101)/(Original Issue Yield: 5.70%), 1/1/2020	2,069,586
300,000	University of Cincinnati, OH, COPs, 5.00% (National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 5.15%), 6/1/2010	307,149
100,000	University of Cincinnati, OH, General Receipts Revenue Bond (Series AO), 5.75% (United States Treasury PRF 12/1/2009@101)/(Original Issue Yield: 5.90%), 6/1/2019	102,344
1,025,000	University of Cincinnati, OH, General Receipts Revenue Bonds (Series 2004D), 5.00% (AMBAC Assurance Corporation INS), 6/1/2026	1,043,553
1,000,000	Warrensville Heights, OH School District, UT GO Bonds, 5.75% (United States Treasury PRF 12/1/2010@101)/(Original Issue Yield: 5.83%), 12/1/2024	1,074,650
1,995,000	Waynesville, OH Health Care Facilities, Revenue Bonds (Series 2001A), 5.70% (Quaker Heights Project)/(GNMA Collateralized Home Mortgage Program GTD), 2/20/2043	2,030,112
	TOTAL	176,891,215
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--2.3%
$2,000,000	Commonwealth of Puerto Rico, UT GO Refunding Bonds (Series A), 5.00% TOBs, Mandatory Tender 7/1/2012	$2,033,660
1,000,000	Puerto Rico Government Development Bank (GDB), Senior Notes (Series 2006B), 5.00%, 12/1/2017	994,850
990,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	992,713
170,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	131,894
	TOTAL	4,153,117
	Guam--0.3%
560,000	Guam Government Limited Obligation (Section 30), Bonds (Series 2009A), 5.625% (Original Issue Yield: 5.875%), 12/1/2029	558,270
	Virgin Islands--0.1%
215,000	Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025	215,135
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $178,817,432)	181,817,737
	SHORT-TERM MUNICIPALS--0.6% [1]
	Ohio--0.6%
1,100,000	Franklin County, OH Hospital Facility Authority, (Series 2008E) Weekly VRDNs (Nationwide Children's Hospital)/(JPMorgan Chase Bank, N.A. LIQ), 0.220%, 9/3/2009 (AT AMORTIZED COST)	1,100,000
	TOTAL MUNICIPAL INVESTMENTS--98.8% (IDENTIFIED COST $179,917,432) [2]	182,917,737
	OTHER ASSETS AND LIABILITIES - NET--1.2% [3]	2,312,587
	TOTAL NET ASSETS--100%	$185,230,324

Securities that are subject to the federal alternative minimum tax (AMT) represents 5.0% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $179,915,425.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$181,817,737	$--	$181,817,737
Short-Term Municipal Bonds	--	1,100,000	--	1,100,000
TOTAL SECURITIES	$--	$182,917,737	$--	$182,917,737

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificate of Participation
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LIQ	--Liquidity Agreement
LT	--Limited Tax
MFH	--Multi-Family Housing
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $179,917,432)		$182,917,737
Cash		37,507
Income receivable		2,415,719
Receivable for investment sold		208,125
Receivable for shares sold		230,630
TOTAL ASSETS		185,809,718
Liabilities:
Payable for shares redeemed	$132,006
Income distribution payable	347,317
Payable for distribution services fees (Note 5)	41,882
Payable for shareholder services fee (Note 5)	35,039
Payable for Directors'/Trustees' fees	121
Accrued expenses	23,029
TOTAL LIABILITIES		579,394
Net assets for 17,339,786 shares outstanding		$185,230,324
Net Assets Consist of:
Paid-in capital		$186,119,786
Net unrealized appreciation of investments		3,000,305
Accumulated net realized loss on investments, futures contracts and swap contracts		(3,948,564)
Undistributed net investment income		58,797
TOTAL NET ASSETS		$185,230,324
Net Asset Value, Offering Price and Redemption Proceeds per Share:
Class A Shares:
Net assets value per share ($61,140,796 ÷ 5,723,754) shares outstanding, no par value, unlimited shares authorized		$10.68
Offering price per share (100/95.50 of $10.68)		$11.18
Redemption proceeds per share		$10.68
Class F Shares:
Net assets value per share ($124,089,528 ÷ 11,616,032) shares outstanding, no par value, unlimited shares authorized		$10.68
Offering price per share (100/99.00 of $10.68)		$10.79
Redemption proceeds per share (99.00/100 of $10.68)		$10.57

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$8,355,298
Expenses:
Investment adviser fee (Note 5)		$678,617
Administrative personnel and services fee (Note 5)		181,476
Custodian fees		13,412
Transfer and dividend disbursing agent fees and expenses		82,069
Directors'/Trustees' fees		2,457
Auditing fees		24,500
Legal fees		4,571
Portfolio accounting fees		99,718
Distribution services fee--Class F Shares (Note 5)		474,658
Shareholder services fee--Class A Shares (Note 5)		127,477
Shareholder services fee--Class F Shares (Note 5)		292,662
Account administration fee--Class F Shares		82
Share registration costs		49,922
Printing and postage		25,311
Insurance premiums		4,606
Miscellaneous		2,703
TOTAL EXPENSES		2,064,241
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(282,920)
Waiver of administrative personnel and services fee (Note 5)	(31,166)
Waiver of distribution services fee--Class F Shares (Note 5)	(296,662)
Reimbursement of shareholder services fee--Class A Shares (Note 5)	(1,090)
Reduction of custodian fees (Note 6)	(519)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(612,357)
Net expenses			1,451,884
Net investment income			6,903,414
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,746,226)
Net change in unrealized appreciation of investments			2,876,514
Net realized and unrealized gain on investments			1,130,288
Change in net assets resulting from operations			$8,033,702

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,903,414	$4,841,301
Net realized loss on investments and swaps contracts	(1,746,226)	(461,950)
Net change in unrealized appreciation/depreciation of investments	2,876,514	(1,963,125)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,033,702	2,416,226
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,991,224)	--
Class F Shares	(4,728,273)	(4,802,909)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,719,497)	(4,802,909)
Share Transactions:
Proceeds from sale of shares	20,522,273	19,657,434
Proceeds from shares issued in connection with the tax-free transfer of assets from the Fifth Third Ohio Municipal Bond Fund	86,350,459	--
Net asset value of shares issued to shareholders in payment of distributions declared	2,899,634	2,751,573
Cost of shares redeemed	(42,936,723)	(23,350,925)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	66,835,643	(941,918)
Change in net assets	68,149,848	(3,328,601)
Net Assets:
Beginning of period	117,080,476	120,409,077
End of period (including undistributed (distributions in excess of) net investment income of $58,797 and $(122,222), respectively)	$185,230,324	$117,080,476

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

Effective November 18, 2008, the Fund began offering Class A Shares.

On November 21, 2008 the Fund received assets from Fifth Third Ohio Municipal Bond Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Fifth Third Ohio Municipal Bond Fund Net Assets Received	Unrealized Depreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
8,507,423	$86,350,459	$132,804	$106,903,124	$193,253,583

1 Unrealized depreciation is included in the Fifth Third Ohio Municipal Bond Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage portfolio duration as part of a risk management strategy. Interest rate swap contracts may be used to implement a yield curve strategy based on management's outlook for changes in the shape of the tax-exempt or taxable yield curves. Interest rate swap contracts may also be used for cross market arbitrage between tax-exempt and taxable interest rates. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At August 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

	Period Ended [1] 8/31/2009		Year Ended 8/31/2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	382,635	$7,287,254	--	$--
Shares issued in connection with the tax-free transfer of assets from the Fifth Third Ohio Municipal Bond Fund	7,005,890	71,109,888	--	--
Shares issued to shareholders in payment of distributions declared	7,161	75,005	--	--
Shares redeemed	(1,671,932)	(17,392,765)	--	--
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,723,754	$61,079,382	--	$--

	Year Ended 8/31/2009		Year Ended 8/31/2008
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,582,892	$13,235,019	1,769,667	$19,657,434
Shares issued in connection with the tax-free transfer of assets from the Fifth Third Ohio Municipal Bond Fund	1,501,533	15,240,571	--	--
Shares issued to shareholders in payment of distributions declared	271,604	2,824,629	248,317	2,751,573
Shares redeemed	(2,462,680)	(25,543,958)	(2,094,470)	(23,350,925)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	893,349	$5,756,261	(76,486)	$(941,918)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	6,617,103	$66,835,643	(76,486)	$(941,918)

1 Reflects operations for the period from November 18, 2008 (date of initial investment) to August 31, 2009.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(219,203)	$(2,898)	$222,101

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$6,719,497	$4,802,909

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$58,797
Net unrealized appreciation	$3,002,312
Capital loss carryforwards and deferrals	$(3,950,571)

At August 31, 2009, the cost of investments for federal tax purposes was $179,915,425. The net unrealized appreciation of investments for federal tax purposes was $3,002,312. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,471,987 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,469,675.

At August 31, 2009, the Fund had a capital loss carryforward of $2,402,565 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$ 69,375
2011	$ 87,412
2012	$176,880
2013	$621,142
2015	$180,029
2016	$641,658
2017	$626,069

Capital loss carryforwards of $598,494 expired during the year ended August 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $1,548,006 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived $282,920 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the net fee paid to FAS was 0.082% of average daily net assets of the Fund. FAS waived $31,166 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentage of average daily net assets, annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class F Shares	0.40%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FSC voluntarily waived $296,662 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, FSC retained $177,995 of fees paid by the Fund. For the year ended August 31, 2009, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

Front-end sales charged and contingent deferred sales charged (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemptions proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $8,234 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009 , FSSC voluntarily reimbursed $1,090 of shareholder services fees. For the year ended August 31, 2009, FSSC received $786 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $35,200,000 and $33,300,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 0.90%, respectively, for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2009, the Fund's expenses were reduced by $519 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$22,249,045
Sales	$33,971,867

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 31.0% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 8.8% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, have been defending this litigation and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended August 31, 2009, 100.0% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED OHIO MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Ohio Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Ohio Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004.He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED OHIO MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923823
Cusip 313923609

28994 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund

Established 1990

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008		2007		2006	[1]	2005
Net Asset Value, Beginning of Period	$10.70	$11.22		$11.63		$11.81		$11.71
Income From Investment Operations:
Net investment income	0.47	0.47		0.50		0.52		0.54
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.34)	(0.52)		(0.41)		(0.17)		0.10
TOTAL FROM INVESTMENT OPERATIONS	0.13	(0.05)		0.09		0.35		0.64
Less Distributions:
Distributions from net investment income	(0.46)	(0.47)		(0.50)		(0.53)		(0.54)
Net Asset Value, End of Period	$10.37	$10.70		$11.22		$11.63		$11.81
Total Return [2]	1.46%	(0.44)%		0.70%		3.03%		5.58%

Ratios to Average Net Assets:
Net expenses	0.75%	0.75	% [3]	0.82	% [4]	0.86	% [4]	0.83	% [4]
Net investment income	4.65%	4.30%		4.34%		4.49%		4.55%
Expense waiver/reimbursement [5]	0.10%	0.09%		0.09%		0.09%		0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$276,442	$281,863		$282,386		$263,534		$209,005
Portfolio turnover	13%	19%		23%		17%		12%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008, is 0.75% after taking into account this expense reduction.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.07%, 0.11% and 0.08% for the years ended August 31, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008		2007		2006	[1]	2005
Net Asset Value, Beginning of Period	$10.69	$11.22		$11.63		$11.81		$11.71
Income From Investment Operations:
Net investment income	0.39	0.39		0.41		0.43		0.45
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.33)	(0.53)		(0.41)		(0.18)		0.10
TOTAL FROM INVESTMENT OPERATIONS	0.06	(0.14)		0.00		0.25		0.55
Less Distributions:
Distributions from net investment income	(0.38)	(0.39)		(0.41)		(0.43)		(0.45)
Net Asset Value, End of Period	$10.37	$10.69		$11.22		$11.63		$11.81
Total Return [2]	0.77%	(1.30)%		(0.08)%		2.23%		4.77%

Ratios to Average Net Assets:
Net expenses	1.52%	1.52	% [3]	1.59	% [4]	1.63	% [4]	1.60	% [4]
Net investment income	3.90%	3.53%		3.56%		3.73%		3.78%
Expense waiver/reimbursement [5]	0.08%	0.08%		0.08%		0.09%		0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,671	$27,298		$34,860		$47,213		$59,770
Portfolio turnover	13%	19%		23%		17%		12%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008, is 1.52% after taking into account this expense reduction.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.07%, 0.11% and 0.08% for the years ended August 31, 2007, 2006 and 2005, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and, to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,070.00	$3.91
Class B Shares	$1,000	$1,065.90	$7.91
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class B Shares	$1,000	$ 1,017.54	$7.73

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The Fund's total return, based on net asset value, for the 12-month reporting period was 1.46% for the Fund's Class A Shares and 0.77% for the Fund's Class B Shares. The total return of the Barclays Capital Pennsylvania Municipal Bond Index (BCPAMB), 1 the Fund's benchmark index, was 6.29% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCPAMB.

The Fund's investment strategy focused on: (a) the allocation of the portfolio among securities of similar issuers (referred to as sectors); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); and (c) the credit ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the Fund's performance relative to the BCPAMB.

The following discussion focuses on the performance of the Fund's Class A Shares. The 1.46% total return of the Class A Shares for the reporting period consisted of 4.54% of tax-exempt dividends and reinvestments and -3.08% of price depreciation in the net asset value of the shares. 2

1 The BCPAMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the Commonwealth of Pennsylvania. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCPAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCPAMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCPAMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Income may be subject to the alternative minimum tax for individuals and corporations (AMT).

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, although the pace of contraction slowed. Economic data at the end of the reporting period suggested that the economic contraction was bottoming. Consumer spending showed further signs of stabilizing but remained constrained by ongoing job losses, lower housing wealth and tight credit. Pressures in the short-term bank funding markets eased further, as evidenced by declines in the London Interbank Offered Rate ("LIBOR") and tentative signs of increased liquidity. Business and household confidence also picked up during the period. The Federal Reserve (the "Fed") reduced the federal funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

Investors' flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference increased between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk taking and the demand for riskier assets improved to a degree. Long-term interest rates (using the 10-year Treasury rate) peaked at 4.07% in October 2008 and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.39%. Fed activity, liquidity concerns and investor demands for shorter maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the reporting period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that impacted regional growth throughout the United States.

Pennsylvania has not been as significantly affected by the housing market as some other states. Pennsylvania has suffered increases in unemployment as have many other states across the county, which has negatively impacted income and sales tax revenue collections. Pennsylvania has also experienced significant political turmoil during its budgeting process which has led to additional revenue dislocations for local governmental entities, such as school districts and transportation authorities. The driving force of growth in revenue for the state was the statutory allocation to be received for slot machine operations. Pennsylvania has also demonstrated the ability to conservatively manage financial burdens while addressing the structural budgetary balance.

SECTOR

During the 12-month reporting period, the Fund maintained a higher portfolio allocation to securities issued by public power authorities and continuing care retirement centers. These allocations hurt the Fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and general obligation bonds. The Fund increased its exposure to general obligation bonds issued by cities, states and school districts and this allocation to higher quality tax-exempt municipal debt had a positive performance impact during the reporting period as investors moved into higher quality assets during the period, such as general obligation debt, which pushed prices higher. However, the Fund's allocation was less than the BCPAMB, thus detracting from Fund performance. The Fund also had a higher allocation to refunded tax-exempt municipal bonds than the BCPAMB. The larger allocation to these refunded bonds had a positive impact on performance due to lower price volatility exhibited by these refunded bonds as compared to other sectors.

MATURITY AND YIELD CURVE 3

During the 12-month reporting period, the Fund had a larger percentage of its portfolio relative to the BCPAMB invested in securities with maturities longer than 10 years. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities decreased less during the reporting period. Even though the Fund increased its holdings of shorter maturity bonds, it was underweight relative to the BCPAMB. This contributed to the relative underperformance of the Fund during the reporting period.

3 Bond prices are sensitive to change in interest rate and a rise in interest rates can cause a decline in their prices.

CREDIT QUALITY 4

Continued risk aversion by investors and the introduction of credit deterioration across the tax-exempt municipal market as a result of the decline of the U.S. economy (especially on a regional basis) resulted in the ongoing underperformance of bonds rated BBB (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). With the increase in credit spreads during the majority of the period and the widening of credit spreads to a greater extent for BBB-rated (or comparable quality) debt, the Fund's overweight, relative to the BCPAMB, in BBB-rated (or comparable quality) debt during the reporting period had a negative impact on the Fund's performance, as the yield on BBB-rated (or comparable quality) debt increased to a greater extent than for other investment-grade securities. 5 However, the risk-taking environment shifted over the reporting period from one of risk aversion by investors to a more constructive investment tone for bonds rated A and BBB (or unrated bonds of comparable quality). As a result, spreads began to tighten for bonds rated A and BBB relative to bonds rated in the higher rating categories as investors sensed that they had become undervalued. During the reporting period, yield spreads between AAA-rated and BBB-rated municipal debt increased by 101 basis points for bonds with 20 years until maturity. The tightening of credit spreads near the end of the reporting period provided a positive impact to the Fund's relative performance.

4 Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Pennsylvania Municipal Bond Index (BCPAMB), 2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2009
1 Year	-3.07%
5 Years	1.11%
10 Years	3.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCPAMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCPAMB is an unmanaged, market value-weighted index for the long-term. tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the Commonwealth of Pennsylvania. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCPAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCPAMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCPAMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $100,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class B Shares) (the "Fund") from August 31, 1999 to August 31, 2009, compared to the Barclays Capital Pennsylvania Municipal Bond Index (BCPAMB), 2 the and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2009
1 Year	-4.57%
5 Years	0.92%
10 Years	3.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% of any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCPAMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The BCPAMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market comprising investment-grade, tax-exempt and fixed-rate bonds issued in the Commonwealth of Pennsylvania. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date, as well as have been issued in the particular state. The BCPAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BCPAMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCPAMB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At August 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
General Obligation - Local	20.4%
Pre-refunded	16.4%
Education	14.2%
Hospital	12.9%
Water and Sewer	7.9%
Transportation	5.3%
Multi-Family Housing	4.9%
Industrial Development Bond/Pollution Control Revenue Bond	3.1%
Single Family Housing	3.0%
General Obligation - State	2.3%
Other [2]	8.3%
Other Assets and Liabilities - Net [3]	1.3%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 90.4% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount			Value
		MUNICIPAL BONDS--98.0%
		Pennsylvania-97.6%
$1,000,000		Abington, PA School District, UT GO Bonds, 4.00% (FGIC and National Public Finance Guarantee Corporation INS), 10/1/2012	$1,062,650
1,500,000		Allegheny County Redevelopment Authority, Tax Increment Bonds (Series 2000A), 6.30% (Waterfront Project)/(United States Treasury PRF 12/15/2010@101), 12/15/2018	1,617,825
4,250,000		Allegheny County, PA Airport Authority, Airport Revenue Refunding Bonds (Series 1999), 6.125% (Pittsburgh International Airport)/(FGIC and National Public Finance Guarantee Corporation INS), 1/1/2017	4,301,723
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002A), 5.95% (Chatham College)/(Original Issue Yield: 5.97%), 3/1/2032	987,790
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002B), 5.25% (Chatham College)/(Original Issue Yield: 5.35%), 11/15/2016	1,000,290
2,200,000		Allegheny County, PA Higher Education Building Authority, University Revenue Bonds (Series 2006A), 4.75% (Robert Morris University), 2/15/2026	1,717,100
250,000		Allegheny County, PA Higher Education Building Authority, University Revenue Bonds, 5.125% (Carnegie Mellon University)/(Original Issue Yield: 5.39%), 3/1/2032	251,953
3,555,000		Allegheny County, PA Hospital Development, Hospital Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 6/15/2018	3,783,515
2,000,000		Allegheny County, PA Hospital Development, Refunding Revenue Bonds (Series 1998A), 5.125% (Jefferson Regional Medical Center, PA)/(Original Issue Yield: 5.34%), 5/1/2023	1,800,180
1,380,000		Allegheny County, PA Hospital Development, Revenue Bonds, 5.375% (Ohio Valley General Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018	1,350,454
2,000,000		Allegheny County, PA Hospital Development, Revenue Bonds, 5.50% (Catholic Health East)/(Original Issue Yield: 5.60%), 11/15/2032	1,923,800
1,000,000	[1,2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	782,900
3,185,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.50% (Marathon Oil Corp.), 12/1/2029	3,029,859
1,250,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.60% (Marathon Oil Corp.), 9/1/2030	1,203,725
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,385,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	$1,305,002
900,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2001), 6.60% (Residential Resources, Inc. Project)/(United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 6.75%), 9/1/2031	1,000,431
905,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2006), 5.125% (Residential Resources, Inc. Project), 9/1/2031	746,670
1,500,000		Allegheny County, PA IDA, Revenue Refunding Bonds, 4.05% (Duquesne Light Power Co.)/(AMBAC Assurance Corporation INS), 9/1/2011	1,524,015
345,000		Allegheny County, PA Residential Finance Authority, SFM Revenue Bonds (Series 2001KK-1), 5.375% (GNMA Collateralized Home Mortgage Program GTD), 5/1/2022	349,295
75,000		Allegheny County, PA Residential Finance Authority, SFM Revenue Bonds (Series FF-1), 5.90% (GNMA Collateralized Home Mortgage Program COL), 5/1/2020	75,862
100,000		Allegheny County, PA, UT GO Bonds (Series C-48), 4.90% (National Public Finance Guarantee Corporation INS 10/1/2009@100)/(United States Treasury PRF 10/1/2009@100)/(Original Issue Yield: 5.03%), 10/1/2016	100,363
1,435,000		Allegheny County, PA, UT GO Bonds, 5.00% (Assured Guaranty Corp. INS), 12/1/2033	1,466,886
2,000,000		Allentown, PA School District, UT GO Bonds (Series 2008A), 5.00%, 2/15/2023	2,096,880
2,000,000		Bethlehem, PA Area Vocational-Technical School Authority, Guaranteed Lease Revenue Bonds (Series 1999), 5.50% (Bethlehem Area Vocational-Technical School)/(United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.55%), 9/1/2020	2,000,000
3,000,000		Bradford County, PA IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 4.70% (International Paper Co.), 3/1/2019	2,586,360
750,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(United States Treasury PRF 10/1/2012@101)/(Original Issue Yield: 6.12%), 10/1/2027	861,667
500,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(United States Treasury PRF 10/1/2012@101)/(Original Issue Yield: 6.16%), 10/1/2034	574,445
2,000,000		Bucks County, PA IDA, Revenue Bonds (Series 2007A), 5.00% (School Lane Charter School), 3/15/2037	1,415,720
2,000,000		Bucks County, PA Water & Sewer Authority, Revenue Bond, 4.20% (FSA, Inc. INS)/(Original Issue Yield: 4.21%), 6/1/2020	2,058,760
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$600,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.65% (Panther Creek Partners Project), 5/1/2010	$602,448
1,000,000		Carlisle, PA Area School District, UT GO Bonds, 4.00% (FGIC and National Public Finance Guarantee Corporation INS), 3/1/2013	1,072,890
1,055,000		Catasauqua, PA Area School District, UT GO Bonds, 5.00% (FSA, Inc. INS), 2/15/2031	1,071,247
1,500,000		Centre County, PA Hospital Authority, Hospital Revenue Bonds, 6.25% (Mount Nittany Medical Center)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 6.30%), 11/15/2044	1,548,945
2,000,000		Chester County, PA HEFA, Revenue Bonds (Series 2006), 5.00% (Devereux Foundation), 11/1/2031	1,693,580
2,000,000		Chester County, PA, UT GO Bonds, 5.00%, 7/15/2028	2,171,920
6,000,000		Coatsville, PA School District, LT GO Bonds, 5.00% (FSA, Inc. INS), 8/1/2022	6,456,240
6,150,000		Commonwealth of Pennsylvania, UT GO Bonds (Series 2007A), 5.00%, 8/1/2023	6,721,950
1,000,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	893,740
1,250,000		Cumberland County, PA Municipal Authority, College Revenue Bonds (Series A), 5.50% (Dickinson College)/(United States Treasury PRF 11/1/2010@100)/(Original Issue Yield: 5.70%), 11/1/2025	1,322,550
1,000,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.125% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.40%), 1/1/2025	1,181,100
1,500,000		Delaware River Port Authority Revenue, Revenue Bonds (Series 1999), 6.00% (FSA, Inc. INS), 1/1/2019	1,511,175
2,000,000		Delaware River Port Authority Revenue, Revenue Bonds, 6.00% (FSA, Inc. INS), 1/1/2018	2,030,160
10,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1997B), 5.60% (AMBAC Assurance Corporation INS), 7/1/2017	11,384,800
1,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1998A), 5.50% (AMBAC Assurance Corporation INS), 8/1/2028	1,065,730
2,000,000		Delaware Valley, PA Regional Finance Authority, Revenue Bonds, 5.75%, 7/1/2017	2,253,320
1,500,000		Ephrata, PA Area School District, UT GO Bonds, 4.25% (FGIC and National Public Finance Guarantee Corporation INS), 4/15/2017	1,567,380
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,500,000		Erie County, PA Hospital Authority, Revenue Bonds (Series 2006), 5.00% (Hamot Health Foundation)/(CIFG Assurance N.A. INS), 11/1/2035	$1,321,035
1,000,000		Erie County, PA Hospital Authority, Revenue Bonds (Series 2007), 5.00% (Hamot Health Foundation)/(CIFG Assurance N.A. INS), 11/1/2037	875,800
1,000,000		Erie, PA Higher Education Building Authority, Revenue Bonds (Series 2007 GG3), 5.00% (Gannon University)/(Radian Asset Assurance, Inc. INS), 5/1/2032	829,460
2,000,000		Geisinger Authority, PA Health System, Health System Revenue Bonds (Series 2009A), 5.25% (Geisinger Health System), 6/1/2039	2,005,880
1,000,000		Greater Johnstown, PA School District, LT GO Bonds, 3.00%, 2/1/2011	1,026,640
2,000,000		Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25% (Original Issue Yield: 5.35%), 7/15/2031	2,073,060
2,000,000		Indiana County, PA IDA, Refunding Revenue Bonds, 5.00% (Indiana University of PA)/(AMBAC Assurance Corporation INS), 11/1/2029	2,000,760
500,000		Jim Thorpe Area School District, PA, UT GO Bonds (Series 1997AA), 5.30% (National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 5.45%), 3/15/2016	513,950
1,615,000		Johnstown, PA Redevelopment Authority, Revenue Bonds (Series A), 4.50% (FSA, Inc. INS), 8/15/2019	1,677,291
1,000,000		Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 2001), 5.875% (Willow Valley Retirement Communities)/(Original Issue Yield: 5.95%), 6/1/2031	1,000,410
1,000,000		Lancaster County, PA Hospital Authority, Revenue Bonds, 5.50% (Lancaster General Hospital)/(United States Treasury PRF 9/15/2013@100)/(Original Issue Yield: 5.63%), 3/15/2026	1,148,430
360,000		Lancaster County, PA Solid Waste Management, Revenue Bonds (Series A), 5.25% (AMBAC Assurance Corporation INS), 12/15/2010	372,186
2,000,000		Lancaster County, PA, UT GO Bonds, (Series A), 5.80% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.84%), 5/1/2015	2,072,360
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,075,150
250,000		Lancaster, PA IDA, Revenue Bonds (Series 2000A), 7.60% (Garden Spot Village Project)/(United States Treasury PRF 5/1/2010@101)/(Original Issue Yield: 7.70%), 5/1/2022	264,428
1,000,000		Lawrence County, PA IDA, Senior Health and Housing Facilities Revenue Bonds, 7.50% (Shenango Presbyterian Senior Care Obligated Group)/ (United States Treasury PRF 11/15/2011@102)/(Original Issue Yield: 7.75%), 11/15/2031	1,153,060
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,000,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/(Original Issue Yield: 5.92%), 11/15/2022	$943,540
2,000,000		Lehigh County, PA General Purpose Authority, Hospital Revenue Bonds, 5.25% (St. Lukes Hospital of Bethlehem)/(United States Treasury PRF 8/15/2013@100)/(Original Issue Yield: 5.42%), 8/15/2023	2,282,840
2,250,000		Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 2005B), 5.00% (Lehigh Valley Health Network)/(FSA, Inc. INS), 7/1/2035	2,176,965
1,000,000		Lehigh-Northampton Airport Authority, Revenue Bonds, 6.00% (Lehigh Valley Airport System)/(National Public Finance Guarantee Corporation INS)/(Original Issue Yield: 6.02%), 5/15/2025	986,900
550,000		Luzerne County, PA IDA, Lease Revenue Bonds, 3.40% (FSA, Inc. INS)/ (Original Issue Yield: 3.55%), 12/15/2013	558,266
500,000		Luzerne County, PA IDA, Lease Revenue Bonds, 3.55% (FSA, Inc. INS)/ (Original Issue Yield: 3.70%), 12/15/2014	506,585
2,000,000		Luzerne County, PA, UT GO Bonds (Series 2008A), 5.00% (FSA, Inc. INS), 12/15/2027	2,101,440
2,250,000		Lycoming County PA Authority, College Revenue Bonds (Series 2008), 5.50% (Pennsylvania College of Technology)/(Assured Guaranty Corp. INS), 10/1/2032	2,332,395
515,000		Lycoming County PA Authority, Hospital Lease Revenue Bonds (Series B), 6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%), 7/1/2022	434,315
1,000,000		Lycoming County PA Authority, Hospital Revenue Bonds, 5.50% (Divine Providence Hospital, PA)/(AMBAC Assurance Corporation INS)/(Original Issue Yield: 5.90%), 11/15/2022	943,950
1,000,000		McKean County, PA Hospital Authority, Hospital Revenue Bonds, 5.25% (Bradford Regional Medical Center)/(ACA Financial Guaranty Company INS), 10/1/2030	657,630
1,000,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2002A), 5.50% (Pocono Medical Center)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.60%), 1/1/2022	989,340
1,000,000		Monroe County, PA Hospital Authority, Revenue Bonds, 6.00% (Pocono Medical Center)/(United States Treasury PRF 1/1/2014@100)/(Original Issue Yield: 6.17%), 1/1/2043	1,157,100
2,000,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006FF1), 5.00% (Dickinson College)/(CIFG Assurance N.A. INS), 5/1/2031	2,002,100
1,250,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Philadelphia Geriatric Center)/(United States Treasury PRF 12/1/2009@102)/(Original Issue Yield: 7.472%), 12/1/2024	1,295,350
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,000,000		Mount Lebanon, PA Hospital Authority, Revenue Bonds (Series 2002A), 5.625% (St. Clair Memorial Hospital)/(Original Issue Yield: 5.75%), 7/1/2032	$959,610
1,000,000		New Wilmington, PA Municipal Authority, Revenue Bonds (Series 2007GG4), 5.125% (Westminster College)/(Radian Asset Assurance, Inc. INS), 5/1/2033	868,510
1,000,000		North Hills, PA School District, GO Bonds, (Series 2000), 5.50% (United States Treasury PRF 7/15/2010@100)/(Original Issue Yield: 5.576%), 7/15/2024	1,044,940
1,000,000		Northumberland County PA IDA, Facilities Revenue Bonds (Series 2002B), 5.50% (NHS Youth Service, Inc.)/(ACA Financial Guaranty Company INS)/ (Original Issue Yield: 5.80%), 2/15/2033	679,090
3,000,000		Norwin, PA School District, UT GO Bonds, 6.00% (United States Treasury PRF 4/1/2010@100)/(Original Issue Yield: 6.12%), 4/1/2024	3,095,070
920,000		Pennsylvania Convention Center Authority, Revenue Bonds, 6.70% (Escrowed In Treasuries COL)/(Original Issue Yield: 6.843%), 9/1/2016	1,066,013
2,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2009), 7.00% (Allegheny Energy Supply Company LLC), 7/15/2039	2,061,540
2,000,000		Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028	1,352,720
1,000,000		Pennsylvania EDFA, Revenue Bonds (Series 2000), 5.90% (Dr. Gertrude A. Barber Center, Inc.)/(Radian Asset Assurance, Inc. INS), 12/1/2030	906,760
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 4.70% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2014	979,750
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, Project A, 5.10% (Waste Management, Inc.), 10/1/2027	893,330
2,000,000		Pennsylvania EDFA, Water Facility Revenue Bonds (Series 2009), 6.20% (Pennsylvania American Water Co.), 4/1/2039	2,101,580
1,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2001-72A), 5.25%, 4/1/2021	1,001,150
2,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-92A), 4.75%, 4/1/2031	1,830,640
3,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-95A), 4.90%, 10/1/2037	2,765,190
115,000		Pennsylvania HFA, SFM Revenue Bonds, (Series 62A), 5.50%, 10/1/2022	115,413
1,500,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2009), 5.00% (Philadelphia Funding Program), 6/15/2022	1,622,580
2,590,000		Pennsylvania State Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, 6.125% (United States Treasury PRF 12/15/2010@100), 12/15/2019	2,765,524
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,020,000		Pennsylvania State Higher Education Facilities Authority, 5.125% (Gwynedd-Mercy College)/(Radian Asset Assurance, Inc. INS), 5/1/2032	$861,135
1,000,000		Pennsylvania State Higher Education Facilities Authority, College Revenue Bonds (Series 2007), 5.00% (Bryn Mawr College)/(AMBAC Assurance Corporation INS), 12/1/2037	990,950
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	1,538,385
1,330,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003A), 5.25% (Clarion University Foundation, Inc.)/(Syncora Guarantee, Inc. INS), 7/1/2018	1,342,994
1,490,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003AA1), 5.25% (Dickinson College)/(Radian Asset Assurance, Inc. INS), 11/1/2018	1,518,891
1,350,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	1,190,092
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2006-FF2), 5.00% (Elizabethtown College)/(Radian Asset Assurance, Inc. INS), 12/15/2027	910,460
6,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2007A), 1.05% (Foundation for Indiana University of Pennsylvania)/ (Syncora Guarantee, Inc. INS), 7/1/2039	2,668,500
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 5.00% (University of the Sciences in Philadelphia)/(Assured Guaranty Corp. INS), 11/1/2032	2,032,220
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 6.00% (Edinboro University Foundation), 7/1/2042	875,390
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2009), 5.00% (Carnegie Mellon University), 8/1/2021	1,623,915
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2009A), 5.25% (University of Pennsylvania Health System), 8/15/2022	1,051,350
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 5.50% (University of Pennsylvania Health System)/(Original Issue Yield: 5.65%), 8/15/2018	2,223,920
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	1,533,735
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,160,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series AA2), 5.25% (Lycoming College)/(Radian Asset Assurance, Inc. INS), 11/1/2024	$1,164,779
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series B), 4.00% (Thomas Jefferson University)/(AMBAC Assurance Corporation INS), 9/1/2011	1,042,430
1,200,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series B), 4.00% (Thomas Jefferson University)/(AMBAC Assurance Corporation INS), 9/1/2013	1,266,708
1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series EE-1), 5.00% (York College of Pennsylvania)/(Syncora Guarantee, Inc. INS), 11/1/2033	1,202,437
3,150,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 4.65% (Philadelphia College of Osteopathic Medicine)/(Original Issue Yield: 4.77%), 12/1/2028	2,857,207
1,100,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Messiah College)/(AMBAC Assurance Corporation INS), 11/1/2012	1,135,398
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Philadelphia University)/(Original Issue Yield: 5.22%), 6/1/2035	833,120
750,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University), 7/15/2039	638,077
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Widener University)/(Original Issue Yield: 5.42%), 7/15/2024	976,650
2,495,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 6.25% (Philadelphia University)/(United States Treasury PRF 6/1/2010@100), 6/1/2024	2,603,582
1,500,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds (Series 2003A), 5.00% (California University of Pennsylvania)/ (Original Issue Yield: 5.08%), 7/1/2023	1,060,185
2,000,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds, 5.125% (Foundation for Indiana University of Pennsylvania)/ (Syncora Guarantee, Inc. INS), 7/1/2039	1,487,480
1,500,000		Pennsylvania State IDA, EDRBs (Series 2002), 5.50% (AMBAC Assurance Corporation INS), 7/1/2020	1,578,390
1,000,000		Pennsylvania State Public School Building Authority, Revenue Bonds, 4.05% (Community College of Philadelphia)/(Original Issue Yield: 4.15%), 6/15/2012	1,046,180
5,740,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2006A), 5.00% (AMBAC Assurance Corporation INS), 12/1/2026	5,938,834
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,500,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2029	$1,563,060
1,000,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2035	1,022,870
1,600,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/ Morrisville), 7/1/2035	1,177,840
5,000,000		Philadelphia, PA Gas Works, Revenue Bonds (Seventh Series 1998 General Ordinance), 5.00% (AMBAC Assurance Corporation INS), 10/1/2037	4,288,700
910,000		Philadelphia, PA Redevelopment Authority, MFH Refunding Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA INS)/(Original Issue Yield: 5.468%), 2/1/2023	948,566
1,250,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.50% (Beech Student Housing Complex), 7/1/2019	973,063
1,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.625% (Beech Student Housing Complex), 7/1/2023	725,110
1,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2002B), 5.625% (United States Treasury PRF 8/1/2012@100), 8/1/2022	1,124,910
3,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2008E), 6.00% (Original Issue Yield: 6.30%), 9/1/2038	3,199,620
2,610,000		Philadelphia, PA Water & Wastewater System, Revenue Bonds (Series 2001A), 5.00% (United States Treasury PRF 11/1/2012@100)/(Original Issue Yield: 5.10%), 11/1/2031	2,908,610
1,000,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds (Series A), 4.00% (AMBAC Assurance Corporation INS), 8/1/2010	1,022,850
500,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds, 6.25% (National Public Finance Guarantee Corporation INS), 8/1/2011	541,180
500,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds, 6.25% (National Public Finance Guarantee Corporation INS), 8/1/2012	554,960
750,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.25% (Original Issue Yield: 5.33%), 1/1/2036	752,693
2,000,000		Philadelphia, PA, Refunding UT GO Bonds (Series 2008A), 5.25% (FSA, Inc. INS), 12/15/2032	2,007,120
3,000,000		Philadelphia, PA, UT GO Bonds (Series 2008B), 7.125% (Assured Guaranty Corp. INS)/(Original Issue Yield: 7.25%), 7/15/2038	3,333,540
3,000,000		Philadelphia, PA, UT GO Refunding Bonds (Series 2009A), 5.125% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.20%), 8/1/2025	3,050,040
50,000		Pittsburgh, PA Auditorium Authority, Regional Asset District Sales Tax Revenue Bonds (Series 1999), 5.00% (AMBAC Assurance Corporation INS), 2/1/2010	50,550
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$2,880,000		Pittsburgh, PA Public Parking Authority, Parking Revenue Bonds (Series 2000), 6.00% (United States Treasury PRF 6/1/2010@100)/(Original Issue Yield: 6.02%), 12/1/2020	$3,001,536
1,260,000		Pittsburgh, PA Urban Redevelopment Authority, MFH Revenue Bonds (Series 2006), 4.90% (West Park Court)/(GNMA COL), 11/20/2047	1,133,093
355,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.35%, 10/1/2009	355,863
1,075,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.90%, 10/1/2022	1,075,838
1,000,000		Pittsburgh, PA Urban Redevelopment Authority, Revenue Bonds (Series 2006C), 4.80%, 4/1/2028	988,930
1,035,000		Pittsburgh, PA Urban Redevelopment Authority, Tax Allocation, 4.50% (Center Triangle), 5/1/2019	1,041,272
1,885,000		Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue Bonds, 5.00% (United States Treasury PRF 9/1/2015@100), 9/1/2024	2,139,984
3,000,000		Pittsburgh, PA Water & Sewer Authority, Water and Sewer System Revenue Bonds (Series 2008 D-1), 5.00% (FSA, Inc. INS), 9/1/2025	3,135,540
2,855,000		Pittsburgh, PA, LT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.852%), 9/1/2019	2,855,000
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.94%), 9/1/2024	1,500,000
3,000,000		Pittsburgh, PA, UT GO Bonds (Series 2002A), 5.50% (AMBAC Assurance Corporation INS), 9/1/2015	3,065,430
2,165,000		Radnor Township, PA, UT GO Bonds (Series 2004AA), 5.125%, 7/15/2027	2,269,808
1,000,000		Saxonburg, PA Area Authority, Sewer & Water Revenue Bonds, 5.00% (Assured Guaranty Corp. INS), 3/1/2030	1,013,840
390,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(Original Issue Yield: 5.90%), 12/1/2021	394,910
1,110,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(United States Treasury PRF 12/1/2011@101)/(Original Issue Yield: 5.90%), 12/1/2021	1,235,818
225,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Healthcare System, PA)/(Original Issue Yield: 6.00%), 12/1/2031	221,546
775,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Healthcare System, PA)/(United States Treasury PRF 12/1/2011@101)/(Original Issue Yield: 6.00%), 12/1/2031	864,993
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$7,440,000		Scranton, PA Sewer Authority, Sewer Revenue Bonds, 5.00% (FSA, Inc. INS), 12/1/2036	$7,483,078
1,000,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 7.35%), 9/1/2031	1,121,850
3,000,000		Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds, 5.00% (University of Scranton)/(Syncora Guarantee, Inc. INS), 11/1/2037	2,806,530
550,000		Snyder County PA Higher Education Authority University Revenue, Revenue Bonds, 2.70% (Susquehanna University)/(Original Issue Yield: 2.72%), 1/1/2011	560,065
165,000		Snyder County PA Higher Education Authority University Revenue, Revenue Bonds, 2.95% (Susquehanna University)/(Original Issue Yield: 2.98%), 1/1/2012	169,731
1,295,000		Southcentral PA, General Authority, Hospital Revenue Bonds, 5.00% (Hanover Hospital, Inc.)/(Radian Asset Assurance, Inc. INS), 12/1/2029	1,033,332
540,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(Escrowed In Treasuries COL), 5/15/2026	581,764
2,460,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(United States Treasury PRF 5/15/2011@101), 5/15/2026	2,680,736
500,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004A), 5.00% (Catholic Health East)/(Original Issue Yield: 5.15%), 11/15/2021	496,805
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.375% (Catholic Health East)/(United States Treasury PRF 11/15/2014@100)/ (Original Issue Yield: 5.42%), 11/15/2034	1,162,270
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.50% (Catholic Health East)/(United States Treasury PRF 11/15/2014@100), 11/15/2024	1,168,410
400,000		State Public School Building Authority, PA, Revenue Bonds, 4.90% (Garnet Valley School District Project)/(United States Treasury COL), 2/1/2010	407,552
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp., PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2027	2,015,480
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp., PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2029	1,997,480
1,000,000	[1,2]	Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	698,000
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania-continued
$1,245,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2021	$1,324,207
1,250,000		Union County, PA Hospital Authority, Revenue Bonds, 5.25% (Evangelical Community Hospital)/(Radian Asset Assurance, Inc. INS), 8/1/2024	1,085,950
550,000		Unity Township, PA Municipal Authority, Sewer Revenue Bonds, 5.00% (FSA Inc. INS), 12/1/2034	553,740
400,000		Washington County, PA Authority, Lease Revenue Bonds, 7.875% (Escrowed In Treasuries COL), 12/15/2018	541,712
740,000		Washington County, PA Redevelopment Authority, Redevelopment Bonds (Series 2006A), 5.45% (Victory Centre Project-Tanger Outlet Development), 7/1/2035	445,813
1,000,000		West Chester, PA Area School District, UT GO Bonds (Series A), 4.00%, 5/15/2011	1,052,970
1,000,000		West Chester, PA Area School District, UT GO Bonds (Series A), 4.00%, 5/15/2012	1,072,310
1,885,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.15% (Holy Spirit Hospital), 1/1/2020	1,896,989
1,000,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.25% (Holy Spirit Hospital)/(Original Issue Yield: 6.30%), 1/1/2032	944,830
665,000		West View, PA Municipal Authority, Special Obligation Bonds, 9.50% (Escrowed In Treasuries COL), 11/15/2014	827,446
2,660,000		Westmoreland County, PA Municipal Authority, Municipal Service Refunding Revenue Bonds (Series 2006A), 5.00% (FSA, Inc. INS), 8/15/2028	2,751,451
10,000		Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In Treasuries COL), 7/1/2010	10,477
		TOTAL	290,036,376
		Puerto Rico--0.4%
1,000,000		Children's Trust, PR, Tobacco Settlement Asset-Backed Revenue Bonds, 6.00% (United States Treasury PRF 7/1/2010@100)/(Original Issue Yield: 6.077%), 7/1/2026	1,045,330
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $296,189,089)	291,081,706
Principal Amount			Value
		SHORT-TERM MUNICIPALS--0.7% [3]
		Pennsylvania--0.7%
$700,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2005A) Daily VRDNs (Children's Hospital of Philadelphia)/(Bank of America N.A. LIQ), 0.120%, 9/1/2009	$700,000
1,400,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002B) Daily VRDNs (Children's Hospital of Philadelphia)/(JPMorgan Chase Bank, N.A. LIQ), 0.120%, 9/1/2009	1,400,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,100,000
		TOTAL MUNICIPAL INVESTMENTS--98.7% (IDENTIFIED COST $298,289,089) [4]	293,181,706
		OTHER ASSETS AND LIABILITIES - NET--1.3% [5]	3,931,158
		TOTAL NET ASSETS--100%	$297,112,864

Securities that are subject to the federal alternative minimum tax (AMT) represent 7.1% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2009, these restricted securities amounted to $1,480,900, which represented 0.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At August 31, 2009, these liquid restricted securities amounted to $1,480,900, which represented 0.5% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $298,135,864.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$--	$291,081,706	$--	$291,081,706
Short-Term Municipals	$--	2,100,000	$--	2,100,000
TOTAL SECURITIES	$--	$293,181,706	$--	$293,181,706

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDFA	--Economic Development Financing Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LT	--Limited Tax
MFH	--Multi-Family Housing
PRF	--Prerefunded
SFM	--Single-Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value (identified cost $298,289,089)		$293,181,706
Cash		42,566
Income receivable		4,132,197
Receivable for shares sold		576,760
Receivable for investments sold		80,000
TOTAL ASSETS		298,013,229
Liabilities:
Income distribution payable	$492,391
Payable for shares redeemed	269,804
Payable for transfer and dividend disbursing fees and expenses	26,921
Payable for portfolio accounting fees	22,527
Payable for distribution services fee (Note 5)	13,092
Payable for shareholder services fee (Note 5)	48,555
Accrued expenses	27,075
TOTAL LIABILITIES		900,365
Net assets for 28,660,812 shares outstanding		$297,112,864
Net Assets Consist of:
Paid-in capital		$323,105,092
Net unrealized depreciation of investments		(5,107,383)
Accumulated net realized loss on investments, futures contracts and swap contracts		(20,950,135)
Undistributed net investment income		65,290
TOTAL NET ASSETS		$297,112,864
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($276,442,056 ÷ 26,666,698 shares outstanding), no par value, unlimited shares authorized		$10.37
Offering price per share (100/95.50 of $10.37)		$10.86
Redemption proceeds per share		$10.37
Class B Shares:
Net asset value per share ($20,670,808 ÷ 1,994,114 shares outstanding), no par value, unlimited shares authorized		$10.37
Offering price per share		$10.37
Redemption proceeds per share (94.50/100 of $10.37)		$ 9.80

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Interest			$15,664,396
Expenses:
Investment adviser fee (Note 5)		$1,158,451
Administrative personnel and services fee (Note 5)		225,108
Custodian fees		18,373
Transfer and dividend disbursing agent fees and expenses		131,545
Directors'/Trustees' fees		3,804
Auditing fees		20,499
Legal fees		6,800
Portfolio accounting fees		100,985
Distribution services fee--Class B Shares (Note 5)		166,573
Shareholder services fee--Class A Shares (Note 5)		549,251
Shareholder services fee--Class B Shares (Note 5)		55,525
Account administration fee--Class A Shares		112,045
Share registration costs		28,521
Printing and postage		24,800
Insurance premiums		5,034
Miscellaneous		4,332
TOTAL EXPENSES		2,611,646
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(203,428)
Waiver of administrative personnel and services fee	(4,713)
Reimbursement of shareholder services fee--Class A Shares	(46,399)
TOTAL WAIVERS AND REIMBURSEMENT		(254,540)
Net expenses			2,357,106
Net investment income			13,307,290
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(9,044,490)
Net change in unrealized depreciation of investments			(817,272)
Net realized and unrealized loss on investments			(9,861,762)
Change in net assets resulting from operations			$3,445,528

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,307,290	$13,236,252
Net realized loss on investments and swap contracts	(9,044,490)	(7,657,898)
Net change in unrealized appreciation/depreciation of investments	(817,272)	(7,246,790)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,445,528	(1,668,436)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,229,562)	(12,139,822)
Class B Shares	(840,687)	(1,070,972)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,070,249)	(13,210,794)
Share Transactions:
Proceeds from sale of shares	73,980,454	57,904,052
Proceeds from shares issued in connection with the tax-free transfer of assets from Fulton Tax Exempt Income Fund	26,431,783	--
Net asset value of shares issued to shareholders in payment of distributions declared	6,938,598	7,331,113
Cost of shares redeemed	(109,774,465)	(58,441,635)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,423,630)	6,793,530
Change in net assets	(12,048,351)	(8,085,700)
Net Assets:
Beginning of period	309,161,215	317,246,915
End of period (including undistributed (distributions in excess of) net investment income of $65,290 and $(67,156), respectively)	$297,112,864	$309,161,215

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

On January 16, 2009 the Fund received assets from Fulton Tax Exempt Income Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Fulton Tax Exempt Income Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,635,272	$26,431,783	$766,822	$277,576,779	$304,008,562

1 Unrealized Appreciation is included in Fulton Tax Exempt Income Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Interest Rate

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage portfolio duration as part of a risk management strategy. Interest rate swap contracts may be used to implement a yield curve strategy based on management's outlook for changes in the shape of the tax-exempt or taxable yield curves. Interest rate swap contracts may also be used for cross market arbitrage between tax-exempt and taxable interest rates. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At August 31, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At August 31, 2009, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,321,510	$73,094,234	5,149,560	$56,827,452
Shares issued in connection with the tax-free transfer of assets from Fulton Tax Exempt Income Fund	2,635,272	26,431,783	--	--
Shares issued to shareholders in payment of distributions declared	629,418	6,277,036	593,002	6,506,816
Shares redeemed	(10,273,947)	(102,691,663)	(4,557,195)	(50,393,638)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	312,253	$3,111,390	1,185,367	$12,940,630

Year Ended August 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	88,575	$886,220	97,714	$1,076,600
Shares issued to shareholders in payment of distributions declared	66,402	661,562	75,030	824,297
Shares redeemed	(713,559)	(7,082,802)	(727,406)	(8,047,997)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(558,582)	$(5,535,020)	(554,662)	$(6,147,100)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(246,329)	$(2,423,630)	630,705	$6,793,530

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to expiration of capital loss carryforwards and differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,804,527)	$(104,595)	$2,909,122

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Tax-exempt income	$13,070,249	$13,210,794

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 65,290
Net unrealized depreciation	$ (4,954,158)
Capital loss carryforwards and deferrals	$(21,103,360)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2009, the cost of investments for federal tax purposes was $298,135,864. The net unrealized depreciation of investments for federal tax purposes was $4,954,158. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,986,320 and net unrealized depreciation from investments for those securities having an excess of cost over value of $13,940,478.

At August 31, 2009, the Fund had a capital loss carryforward of $12,336,890 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$2,171,230
2012	$236,977
2013	$1,984,510
2016	$213,566
2017	$7,730,607

Capital loss carryforwards of $2,804,527 expired during the year ended August 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post-October losses of $8,766,470 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived $203,428 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $4,713 of its fee. The net fee paid to FAS was 0.076% of average daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended August 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur the fee upon approval of the Trustees. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.40% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2009, FSC retained $41,306 in sales charges from the sale of the Fund's Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC voluntarily reimbursed $46,399 of shareholder services fees. For the year ended August 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $60,485,000 and $62,155,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.52%, respectively, for the fiscal year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$36,626,188
Sales	$57,472,032

7. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2009, 44.1% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 12.8% of total investments.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, have been defending this litigation and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended August 31, 2009, 100.0% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND THE SHAREHOLDERS OF FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Pennsylvania Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Pennsylvania Municipal Income Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923708
Cusip 313923807

28995 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $146,500

Fiscal year ended 2008 - $146,500

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,525 and $9,858 respectively. Fiscal year ended 2009- Discussions related to accounting for REMICs.  Fiscal year ended 2008 – Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2009 - $132,745

Fiscal year ended 2008 - $246,687

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Municipal Securities Income Trust

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	October 20, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 20, 2009